UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08457

Exact name of registrant as specified in charter:	Delaware Group® Foundation Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders

Delaware Foundation Funds®

Delaware Foundation® Growth Allocation Fund

Delaware Foundation Moderate Allocation Fund

Delaware Foundation Conservative Allocation Fund

Annual report March 31, 2015

Multi-asset mutual funds

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Foundation Funds® are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2015, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Foundation Funds®	April 7, 2015

Performance preview (for the six-month period ended March 31, 2015)

Delaware Foundation® Growth Allocation Fund (Class A shares)	six-month return	+3.15%

S&P 500® Index (benchmark)	six-month return	+5.93%

Lipper Mixed-Asset Target Allocation Growth Funds Average	six-month return	+4.21%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Foundation Growth Allocation Fund, please see the table on page 4. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

The Lipper Mixed-Asset Target Allocation Growth Funds Average compares funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

For a description of the index, please see page 6.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Foundation Moderate Allocation Fund (Class A shares)	six-month return	+2.89%

S&P 500 Index (benchmark)	six-month return	+5.93%

Barclays U.S. Aggregate Index (benchmark)	six-month return	+3.43%

Lipper Mixed-Asset Target Allocation Moderate Funds Average	six-month return	+3.14%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Foundation Moderate Allocation Fund, please see the table on page 7. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average compares funds that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

For descriptions of the indices, please see page 9.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Foundation Conservative Allocation Fund (Class A shares)	six-month return	+2.86%

Barclays U.S. Aggregate Index (benchmark)	six-month return	+3.43%

Lipper Mixed-Asset Target Allocation Conservative Funds Average	six-month return	+2.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Foundation Conservative Allocation Fund, please see the table on page 10. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average compares funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

For a description of the index, please see page 12.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

On May 20, 2014, the Board approved changing the Funds’ fiscal year end from Sept. 30 to March 31. This change will be effective for the period ended March 31, 2015. Therefore, the managers’ commentary below applies to the partial year between Oct. 1, 2014, and March 31, 2015. In future editions of the Funds’ annual report, the managers’ commentary will report on the Funds’ entire fiscal year.

Jackson Square Partners, LLC (JSP) is the sub-advisor to the Funds’ U.S. large-cap growth sleeve. As sub-advisor, JSP is responsible for day-to-day management of its portion of the Funds’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company, a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

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Portfolio management review

Delaware Foundation Funds®

Overview

All three Delaware Foundation Funds posted a positive return for the six-month period ended March 31, 2015. Delaware Foundation® Growth Allocation Fund produced the highest return, followed by Delaware Foundation Moderate Allocation Fund, with Delaware Foundation Conservative Allocation Fund delivering the lowest return over the period.

Delaware Foundation Growth Allocation Fund and Delaware Foundation Moderate Allocation Fund delivered lower returns than the S&P 500 Index, which we did not find surprising because equities outperformed bonds for the six-month period. Delaware Foundation Conservative Allocation Fund delivered returns that were slightly less than the Barclays U.S. Aggregate Index.

All three Delaware Foundation Funds tend to hold a higher weight in non-U.S. securities than most other asset allocation funds; thus, when U.S. markets are delivering higher total returns than non-U.S. markets, and when the U.S. dollar is appreciating relative to other currencies, these Funds will tend to struggle. During the six-month period ended March 31, 2015, Delaware Foundation Growth Allocation Fund and Delaware Foundation Moderate Allocation Fund delivered returns that were below the average returns of their respective peer groups, the Lipper Mixed-Asset Target Allocation Growth Funds and Lipper Mixed-Asset Target Allocation Moderate Funds. Delaware Foundation Conservative Allocation Fund delivered returns that were greater than the return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds.

Economic backdrop

From September 2014 to March 2015, the prices of risky assets around the world generally rose, though emerging market equities delivered negative total returns over this period. In most developed countries, governments and central banks remained willing to provide at least tepid support for economic recovery, using a combination of fiscal and monetary measures. Over the course of this six-month period, investors seemed to become less apprehensive about the near-term outlook for major countries in Europe such as Italy, Spain, and the United Kingdom. Investors also became more confident about the outlook for the Chinese economy, though there were still concerns about the likely outlook for Brazil and Russia in the current geopolitical environment.

The Organization for Economic Cooperation and Development (OECD) compiles composite leading indicators to reflect business and consumer confidence for individual member countries and for the whole organization. The most recently available data indicate that over the six months ended March 31, 2015, there were modest improvements in consumer confidence across most of the major developed economies. However, the data also indicated that U.S. business confidence declined over the same period, perhaps as a result of disillusion with recent developments in national politics.

Every six months, the International Monetary Fund (IMF) releases an updated set of projections for economic growth under the title of World Economic Outlook. The following table summarizes the IMF’s projections for change in real gross domestic product during 2015 and 2016 in various regions and countries, including the forecasts that were released in early October 2014 and interim estimates released in January 2015.

Region / Country	2015E		2016E
Forecasts as of:	Oct 2014	Jan 2015	Oct 2014	Jan 2015
World	3.8%	3.5%	4.0%	3.7%
Advanced economies	2.3%	2.4%	2.4%	2.4%
U.S.	3.1%	3.6%	3.0%	3.3%
Euro area	1.4%	1.2%	1.7%	1.4%
Japan	0.8%	0.6%	0.9%	0.8%
U.K.	2.7%	2.7%	2.5%	2.4%
Emerging and developing economies	4.9%	4.3%	5.2%	4.7%
Brazil	1.4%	0.3%	2.2%	1.5%
China	7.1%	6.8%	6.8%	6.3%
India	6.4%	6.3%	6.5%	6.5%
Russia	0.5%	-3.0%	1.5%	-1.0%

Source: IMF, World Economic Outlook, January 2015

As shown in the table on the previous page, the IMF has become somewhat more pessimistic about the economic outlook for the world economy, mainly because of sharply lower forecasts for economic growth in the emerging economies during 2015 and 2016. The decline in expected growth rates is particularly noticeable for Russia.

The currency markets experienced considerable fluctuations during the six months ended March 31, 2015. The trade-weighted dollar rose by 14.5% over the period, and the trade-weighted British pound appreciated by 1.8%. Conversely, the trade-weighted euro declined by 8.1%, and the trade-weighted Japanese yen depreciated by 2.4%. In general, a stronger currency means that imports look cheaper for U.S. consumers, but tends to impair the competitiveness of U.S. exporters. The decline in the value of the euro and the yen is likely to enhance the competitive position of exporters in Japan and the euro zone, relative to their counterparts in the United States and the U.K.

The price of many commodities fell sharply during the fourth quarter of 2014, and then continued to decline during the first quarter of 2015. Over the six months ended March 31, 2015, the spot price of West Texas Intermediate crude oil dropped 47.8%, and the relatively energy-intensive S&P GSCI® Index dropped 30.9%. The Thomson Reuters/CoreCommodity CRB Index, which has a lower weight in energy-linked commodities, fell by 23.9% during the six-month period, while the spot price of gold dropped by 2.0%. (Source: Bloomberg.)

The U.S. economy continued to show signs of gradual recovery through the end of March, when the Bureau of Labor Statistics estimated that the unemployment rate was approximately 5.5%, representing a further decline from the 5.9% at the end of September 2014. Similarly, the Federal Reserve’s periodic “beige book” analysis of broad economic trends reported increased consumer spending in most districts, some improvement in residential real estate activity, and stable conditions in commercial real estate.

Portfolio positioning

The Funds’ strategic policy weights reflect a commitment to seeking diversification in terms of both geographies and asset classes. At the beginning of October 2014, all three Funds were positioned defensively relative to their strategic policy weights. In particular, the

Asset Allocation Committee chose to keep the Funds at slightly below their strategic policy weights in developed-market equities. Conversely, the Funds held small tactical positions in U.S. real estate equities, which we viewed as offering an attractive balance between risk and reward given the uncertain outlook.

In broad terms, these active positions were maintained throughout the six months ended March 31, 2015. However, the Asset Allocation Committee chose to slightly reduce the overweight in U.S. large-cap equities, and to reduce the underweight in developed-market equities. As of March 31, 2015, the Committee continued to hold a small tactical position in U.S. real estate equities.

As part of the oversight process for the Funds, the Asset Allocation Committee periodically analyzes the sources of the Funds’ active performance. Over the six months ended March 31, 2015, the active positioning of the Funds with respect to the strategic policy weights of different asset classes contributed positively to the active performance of all three Funds, relative to their hypothetical returns at the strategic policy weights.

The Asset Allocation Committee also periodically examines the contribution of derivatives to the Funds’ performance. Based on the available information, the combination of futures, options, swaps, and currency positions in the Funds had only a limited impact on performance during the six months ended March 31, 2015. The estimated impact from these instruments amounted to 0.32% for Delaware Foundation® Growth Allocation Fund, 0.22% for Delaware Foundation Moderate Allocation Fund, and 0.25% for Delaware Foundation Conservative Allocation Fund.

About Delaware Foundation Funds®

As the Funds’ six-month fiscal period came to a close, we continued seeking to deliver the benefits of diversification while aiming to actively manage risk. With these two precepts in mind, each Delaware Foundation Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. The Funds are based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities. We therefore continue to manage each Fund so that it includes investment possibilities around the globe.

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Performance summaries

Delaware Foundation® Growth Allocation Fund	March 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2015
	6 months*	1 year	5 years	10 years
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+3.15%	+5.61%	+8.67%	+6.05%
Including sales charge	–2.78%	–0.44%	+7.40%	+5.42%

Class C (Est. Dec. 31, 1997)
Excluding sales charge	+2.72%	+4.76%	+7.84%	+5.25%
Including sales charge	+1.81%	+3.83%	+7.84%	+5.25%

Class R (Est. June 2, 2003)
Excluding sales charge	+2.91%	+5.28%	+8.39%	+5.78%
Including sales charge	+2.91%	+5.28%	+8.39%	+5.78%

Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+3.21%	+5.83%	+8.93%	+6.31%
Including sales charge	+3.21%	+5.83%	+8.93%	+6.31%

S&P 500 Index	+5.93%	+12.73%	+14.47%	+8.01%

*Returns for less than one year are not annualized.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This Fund is subject to the same risks as the underlying styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Diversification may not protect against market risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.90% of the Fund’s average daily net assets during the period from Oct. 1, 2014 through March 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.44%	2.19%	1.69%	1.19%
Net expenses
(including fee waivers, if any)	1.15%	1.90%	1.40%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The contractual waiver period is from Jan. 28, 2014, through July 29, 2016.

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Performance summaries

Delaware Foundation® Growth Allocation Fund

Performance of a $10,000 investment1

Average annual total returns from March 31, 2005, through March 31, 2015

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The graph also assumes $10,000 invested in the S&P 500 Index as of March 31, 2005. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DFGAX	245918883
Class C	DFGCX	245918867
Class R	DFGRX	245918826
Institutional Class	DFGIX	245918859

Performance summaries

Delaware Foundation® Moderate Allocation Fund	March 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2015

	6 months*	1 year	5 years	10 years
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+2.89%	+5.28%	+7.77%	+6.20%
Including sales charge	–3.00%	–0.75%	+6.50%	+5.57%

Class C (Est. Dec. 31, 1997)
Excluding sales charge	+2.50%	+4.49%	+6.94%	+5.38%
Including sales charge	+1.56%	+3.53%	+6.94%	+5.38%

Class R (Est. June 2, 2003)
Excluding sales charge	+2.76%	+5.03%	+7.47%	+5.90%
Including sales charge	+2.76%	+5.03%	+7.47%	+5.90%

Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+3.01%	+5.61%	+8.03%	+6.45%
Including sales charge	+3.01%	+5.61%	+8.03%	+6.45%

S&P 500 Index	+5.93%	+12.73%	+14.47%	+8.01%

Barclays U.S. Aggregate Index	+3.43%	+5.72%	+4.41%	+4.93%

*Returns for less than one year are not annualized.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 8.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

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Performance summaries

Delaware Foundation® Moderate Allocation Fund

This Fund is subject to the same risks as the underlying styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Diversification may not protect against market risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.90% of the Fund’s average daily net assets during the period from Oct. 1, 2014 through March 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.17%	1.94%	1.44%	0.94%
Net expenses
(including fee waivers, if any)	1.13%	1.90%	1.40%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The contractual waiver period is from Jan. 28, 2014 through July 29, 2016.

Performance of a $10,000 investment1

Average annual total returns from March 31, 2005, through March 31, 2015

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 7 through 9.

The graph also assumes $10,000 invested in the Barclays U.S. Aggregate Index and the S&P 500 Index as of March 31, 2005.

The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

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Performance summaries

Delaware Foundation® Conservative Allocation Fund	March 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2015
	6 months*	1 year	5 years	10 years
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+2.86%	+5.11%	+6.65%	+6.09%
Including sales charge	–3.03%	–0.96%	+5.40%	+5.46%

Class C (Est. Dec. 31, 1997)
Excluding sales charge	+2.37%	+4.21%	+5.84%	+5.29%
Including sales charge	+1.44%	+3.26%	+5.84%	+5.29%

Class R (Est. June 2, 2003)
Excluding sales charge	+2.63%	+4.74%	+6.36%	+5.82%
Including sales charge	+2.63%	+4.74%	+6.36%	+5.82%

Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+2.98%	+5.35%	+6.93%	+6.36%
Including sales charge	+2.98%	+5.35%	+6.93%	+6.36%

Barclays U.S. Aggregate Index	+3.43%	+5.72%	+4.41%	+4.93%

*Returns for less than one year are not annualized.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 11. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This Fund is subject to the same risks as the underlying styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Diversification may not protect against market risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.90% of the Fund’s average daily net assets during the period from Oct. 1, 2014 through March 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.33%	2.08%	1.58%	1.08%
Net expenses
(including fee waivers, if any)	1.15%	1.90%	1.40%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The contractual waiver period is from Jan. 28, 2014 through July 29, 2016.

(continues)                                             11

Performance summaries

Delaware Foundation® Conservative Allocation Fund

Performance of a $10,000 investment1

Average annual total returns from March 31, 2005, through March 31, 2015

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 11. Please note additional details on pages 10 through 12.

The graph also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of March 31, 2005. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
.	Nasdaq symbols	CUSIPs
Class A	DFIAX	245918107
Class C	DFICX	245918305
Class R	DFIRX	245918818
Institutional Class	DFIIX	245918404

Disclosure of Fund expenses

For the six-month period from October 1, 2014 to March 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2014 to March 31, 2015.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Foundation® Growth Allocation Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*

Actual Fund return
Class A	$1,000.00	$1,031.50	1.17%	$5.93
Class C	1,000.00	1,027.20	1.92%	9.70
Class R	1,000.00	1,029.10	1.42%	7.18
Institutional Class	1,000.00	1,032.10	0.92%	4.66

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.10	1.17%	$5.89
Class C	1,000.00	1,015.36	1.92%	9.65
Class R	1,000.00	1,017.85	1.42%	7.14
Institutional Class	1,000.00	1,020.34	0.92%	4.63

Delaware Foundation Moderate Allocation Fund Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*

Actual Fund return
Class A	$1,000.00	$1,028.90	1.16%	$5.87
Class C	1,000.00	1,025.00	1.92%	9.69
Class R	1,000.00	1,027.60	1.42%	7.18
Institutional Class	1,000.00	1,030.10	0.92%	4.66

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.16%	$5.84
Class C	1,000.00	1,015.36	1.92%	9.65
Class R	1,000.00	1,017.85	1.42%	7.14
Institutional Class	1,000.00	1,020.34	0.92%	4.63

(continues)                                             13

Disclosure of Fund expenses

Delaware Foundation® Conservative Allocation

Fund Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*

Actual Fund return
Class A	$1,000.00	$1,028.60	1.15%	$5.82
Class C	1,000.00	1,023.70	1.90%	9.59
Class R	1,000.00	1,026.30	1.40%	7.07
Institutional Class	1,000.00	1,029.80	0.90%	4.55

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$5.79
Class C	1,000.00	1,015.46	1.90%	9.55
Class R	1,000.00	1,017.95	1.40%	7.04
Institutional Class	1,000.00	1,020.44	0.90%	4.53

* “Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Security type / sector allocations, top 10 equity holdings and country allocations

Delaware Foundation® Growth Allocation Fund

As of March 31, 2015 (Unaudited)

Sector, country, and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	78.18%
U.S. Markets	42.31%
Consumer Discretionary	5.16%
Consumer Staples	3.06%
Energy	3.71%
Financials	7.14%
Healthcare	7.00%
Industrials	3.73%
Information Technology	9.57%
Materials	1.20%
Telecommunication Services	1.00%
Utilities	0.74%

Developed Markets	25.66%
Consumer Discretionary	4.10%
Consumer Staples	3.40%
Energy	0.80%
Financials	4.21%
Healthcare	4.60%
Industrials	4.03%
Information Technology	1.83%
Materials	1.58%
Telecommunication Services	0.85%
Utilities	0.26%

Emerging Markets	10.21%
Consumer Discretionary	0.58%
Consumer Staples	1.25%
Energy	1.34%
Financials	1.73%
Industrials	0.29%
Information Technology	2.55%
Materials	0.77%
Telecommunication Services	1.70%
Utilities	0.00%

Convertible Preferred Stock	0.13%

Exchange-Traded Funds	0.27%

Agency Collateralized Mortgage Obligations	0.27%

Agency Mortgage-Backed Securities	3.54%

Commercial Mortgage-Backed Securities	1.06%

Convertible Bonds	0.29%

Security type / sector	Percentage of net assets
Corporate Bonds	8.99%
Banking	0.80%
Basic Industry	0.65%
Brokerage	0.03%
Capital Goods	0.24%
Consumer Cyclical	0.95%
Consumer Non-Cyclical	0.90%
Energy	1.13%
Financials	0.35%
Insurance	0.50%
Media	0.48%
Real Estate	0.29%
Services	0.20%
Technology	0.36%
Telecommunications	0.86%
Transportation	0.26%
Utilities	0.99%

Municipal Bonds	0.22%

Non-Agency Asset-Backed Securities	0.28%

Non-Agency Collateralized Mortgage Obligations	0.08%

Regional Bonds	0.02%

Senior Secured Loans	2.09%

Sovereign Bonds	1.23%

Supranational Banks	0.10%

U.S. Treasury Obligations	0.54%

Preferred Stock	0.11%

Short-Term Investments	3.13%

Total Value of Securities	100.53%

Liabilities Net of Receivables and Other Assets	(0.53%)

Total Net Assets	100.00%

(continues)                                             15

Security type / sector allocations, top 10 equity holdings and country allocations

Delaware Foundation® Growth Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Teva Pharmaceutical Industries ADR	1.07%
Novartis	0.95%
Celgene	0.84%
QUALCOMM	0.84%
Toyota Motor	0.73%
Baidu ADR	0.72%
Samsung Electronics	0.66%
Visa Class A	0.64%
eBay	0.60%
Pfizer	0.58%

*Country / market	Percentage of net assets

Developed Markets	27.26%
Australia	1.06%
Belgium	0.13%
Canada	1.32%
Cayman Islands	0.08%
Denmark	1.00%
Finland	0.08%
France	3.32%
Germany	1.69%
Hong Kong	0.80%
Ireland	0.38%
Israel	1.41%
Italy	0.83%
Japan	5.81%
Luxembourg	0.28%
Netherlands	1.29%
Norway	0.04%
Portugal	0.07%

*Country / market	Percentage of net assets

Singapore	0.23%
Spain	0.24%
Sweden	1.12%
Switzerland	2.40%
United Kingdom	3.68%

Emerging Markets	11.55%
Argentina	0.13%
Brazil	1.21%
Chile	0.19%
China	2.25%
Colombia	0.05%
Curacao	0.13%
Dominican Republic	0.13%
India	0.96%
Indonesia	0.08%
Ivory Coast	0.25%
Kazakhstan	0.23%
Malaysia	0.05%
Mexico	1.02%
Peru	0.03%
Poland	0.11%
Republic of Korea	2.36%
Russia	0.40%
South Africa	0.69%
Taiwan	0.70%
Thailand	0.30%
Turkey	0.27%
Uruguay	0.01%

Supranational	0.10%

U.S. Markets	58.49%

Total	97.40%

*Allocation includes all investments except for short-term investments.

Delaware Foundation® Moderate Allocation Fund

As of March 31, 2015 (Unaudited)

Sector, country, and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets

Common Stock	59.29%

U.S. Markets	31.95%
Consumer Discretionary	3.91%
Consumer Staples	2.35%
Energy	2.74%
Financials	5.36%
Healthcare	5.30%
Industrials	2.83%
Information Technology	7.23%
Materials	0.90%
Telecommunication Services	0.76%
Utilities	0.57%

Developed Markets	19.55%
Consumer Discretionary	3.12%
Consumer Staples	2.60%
Energy	0.60%
Financials	3.20%
Healthcare	3.51%
Industrials	3.07%
Information Technology	1.39%
Materials	1.21%
Telecommunication Services	0.66%
Utilities	0.19%

Emerging Markets	7.79%
Consumer Discretionary	0.45%
Consumer Staples	0.96%
Energy	1.06%
Financials	1.28%
Industrials	0.22%
Information Technology	1.93%
Materials	0.61%
Telecommunication Services	1.28%

Convertible Preferred Stock	0.23%

Exchange-Traded Funds	0.13%

Agency Asset-Backed Securities	0.03%

Agency Collateralized Mortgage Obligations	0.32%

Agency Mortgage-Backed Securities	7.45%

Commercial Mortgage-Backed Securities	2.11%

Security type / sector	Percentage of net assets

Convertible Bonds	0.61%

Corporate Bonds	19.88%
Banking	2.03%
Basic Industry	1.60%
Brokerage	0.06%
Capital Goods	0.57%
Consumer Cyclical	1.88%
Consumer Non-Cyclical	1.95%
Energy	2.40%
Financials	0.91%
Insurance	0.86%
Media	1.09%
Real Estate	0.77%
Services	0.44%
Technology	0.86%
Telecommunications	1.96%
Transportation	0.40%
Utilities	2.10%

Municipal Bonds	0.51%

Non-Agency Asset-Backed Securities	0.76%

Non-Agency Collateralized Mortgage Obligations	0.19%

Regional Bonds	0.06%

Senior Secured Loans	4.61%

Sovereign Bonds	1.37%

Supranational Banks	0.14%

U.S. Treasury Obligations	0.74%

Preferred Stock	0.35%

Short-Term Investments	4.61%

Total Value of Securities	103.39%

Liabilities Net of Receivables and Other Assets	(3.39%)

Total Net Assets	100.00%

(continues)                                             17

Security type / sector allocations, top 10 equity holdings and country allocations

Delaware Foundation® Moderate Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Teva Pharmaceutical Industries ADR	0.82%
Novartis	0.73%
Celgene	0.64%
QUALCOMM	0.63%
Baidu ADR	0.57%
Toyota Motor	0.55%
Samsung Electronics	0.52%
Visa Class A	0.48%
eBay	0.45%
Pfizer	0.44%

*Country / market	Percentage of net assets

Developed Markets	24.25%
Australia	1.00%
Austria	0.07%
Belgium	0.10%
Bermuda	0.14%
Canada	1.46%
Cayman Islands	0.56%
Denmark	0.77%
Finland	0.06%
France	2.68%
Germany	1.30%
Hong Kong	0.61%
Ireland	0.41%
Israel	1.08%
Italy	0.93%
Japan	4.41%
Luxembourg	0.84%
Netherlands	1.25%
Norway	0.04%
Portugal	0.07%
Singapore	0.17%

*Country / market	Percentage of net assets

Spain	0.11%
Sweden	0.86%
Switzerland	1.93%
United Kingdom	3.40%

Emerging Markets	10.34%
Argentina	0.13%
Barbados	0.07%
Brazil	1.02%
Chile	0.25%
China	1.82%
Colombia	0.14%
Curacao	0.07%
Dominican Republic	0.04%
India	0.80%
Indonesia	0.24%
Ivory Coast	0.07%
Kazakhstan	0.06%
Malaysia	0.11%
Mexico	1.06%
Morocco	0.15%
Panama	0.08%
Peru	0.14%
Poland	0.09%
Republic of Korea	2.02%
Republic of Mauritius	0.07%
Russia	0.34%
Senegal	0.07%
South Africa	0.57%
Taiwan	0.48%
Thailand	0.23%
Turkey	0.20%
Uruguay	0.02%

Supranational	0.14%

U.S. Markets	64.05%

Total	98.78%

* Allocation includes all investments except for short-term investments.

Delaware Foundation® Conservative Allocation Fund

As of March 31, 2015 (Unaudited)

Sector, country, and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets

Common Stock	39.37%

U.S. Markets	21.17%
Consumer Discretionary	2.59%
Consumer Staples	1.54%
Energy	1.85%
Financials	3.52%
Healthcare	3.50%
Industrials	1.87%
Information Technology	4.82%
Materials	0.61%
Telecommunication Services	0.50%
Utilities	0.37%

Developed Markets	13.06%
Consumer Discretionary	2.09%
Consumer Staples	1.73%
Energy	0.40%
Financials	2.13%
Healthcare	2.37%
Industrials	2.03%
Information Technology	0.93%
Materials	0.81%
Telecommunication Services	0.44%
Utilities	0.13%

Emerging Markets	5.14%
Consumer Discretionary	0.31%
Consumer Staples	0.67%
Energy	0.69%
Financials	0.85%
Industrials	0.15%
Information Technology	1.24%
Materials	0.39%
Telecommunication Services	0.84%

Convertible Preferred Stock	0.32%

Exchange-Traded Funds	0.11%

Agency Collateralized Mortgage Obligations	0.60%

Agency Mortgage-Backed Securities	11.19%

Commercial Mortgage-Backed Securities	3.30%

Convertible Bonds	0.82%

Security type / sector	Percentage of net assets

Corporate Bonds	29.38%
Banking	3.18%
Basic Industry	2.11%
Brokerage	0.11%
Capital Goods	1.04%
Consumer Cyclical	2.95%
Consumer Non-Cyclical	2.89%
Energy	3.39%
Financials	1.30%
Insurance	1.29%
Media	1.82%
Real Estate	1.11%
Services	0.62%
Technology	1.16%
Telecommunications	2.64%
Transportation	0.54%
Utilities	3.23%

Municipal Bonds	0.68%

Non-Agency Asset-Backed Securities	1.17%

Non-Agency Collateralized Mortgage Obligations	0.35%

Regional Bonds	0.12%
Senior Secured Loans	7.23%

Sovereign Bonds	2.74%

Supranational Banks	0.23%

U.S. Treasury Obligations	0.55%

Preferred Stock	0.58%

Short-Term Investments	7.33%

Total Value of Securities	106.07%

Liabilities Net of Receivables and Other Assets	(6.07%)

Total Net Assets	100.00%

(continues)                                             19

Security type / sector allocations, top 10 equity holdings and country allocations

Delaware Foundation® Conservative Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Teva Pharmaceutical Industries ADR	0.57%
Novartis	0.50%
Celgene	0.42%
QUALCOMM	0.42%
Baidu ADR	0.38%
Toyota Motor	0.37%
Visa Class A	0.32%
Samsung Electronics	0.31%
eBay	0.30%
Pfizer	0.29%

*Country / market	Percentage of net assets

Developed Markets	20.36%
Australia	0.86%
Austria	0.19%
Belgium	0.07%
Bermuda	0.18%
Canada	1.44%
Cayman Islands	0.83%
Denmark	0.51%
Finland	0.04%
France	2.14%
Germany	0.92%
Hong Kong	0.41%
Ireland	0.46%
Israel	0.74%
Italy	1.16%
Japan	2.93%
Luxembourg	1.14%
Netherlands	1.39%
Norway	0.03%
Portugal	0.08%

*Country / market	Percentage of net assets

Singapore	0.11%
Spain	0.15%
Sweden	0.60%
Switzerland	1.43%
United Kingdom	2.55%

Emerging Markets	9.13%
Argentina	0.13%
Barbados	0.19%
Brazil	0.63%
Chile	0.70%
China	1.38%
Colombia	0.29%
Curacao	0.09%
Dominican Republic	0.10%
India	0.64%
Indonesia	0.30%
Ivory Coast	0.18%
Kazakhstan	0.17%
Malaysia	0.03%
Mexico	0.81%
Morocco	0.20%
Peru	0.10%
Poland	0.08%
Republic of Korea	1.62%
Russia	0.21%
Senegal	0.18%
South Africa	0.47%
Taiwan	0.31%
Thailand	0.15%
Turkey	0.14%
Uruguay	0.03%

Supranational	0.23%

U.S. Markets	69.02%

Total	98.74%

* Allocation includes all investments except for short-term investments.

Schedules of investments

Delaware Foundation® Growth Allocation Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 78.18%

U.S. Markets – 42.31%
Consumer Discretionary – 5.16%
Boot Barn Holdings †	645	$15,428
BorgWarner	780	47,174
Buffalo Wild Wings †	325	58,903
Cheesecake Factory	1,210	59,689
Cinemark Holdings	510	22,986
Comcast Class A	1,500	84,097
Del Frisco’s Restaurant Group †	2,435	49,065
Discovery Communications Class A †	2,695	82,898
Discovery Communications Class C †	7,296	215,050
Disney (Walt)	380	39,858
DSW Class A	1,270	46,838
Express †	2,180	36,035
Ford Motor	4,520	72,953
G-III Apparel Group †	570	64,211
Iconix Brand Group †	1,455	48,990
Jack in the Box	710	68,103
Johnson Controls	6,200	312,728
L Brands	3,517	331,618
Liberty Interactive Class A †	13,959	407,463
Lowe’s	4,100	304,999
Macy’s	1,250	81,137
Madden (Steven) †	2,152	81,776
McDonald’s	170	16,565
National CineMedia	2,045	30,880
NIKE Class B	2,443	245,106
Nordstrom	840	67,469
Popeyes Louisiana Kitchen †	1,155	69,092
Priceline Group †	222	258,441
Regal Entertainment Group Class A	490	11,192
Sally Beauty Holdings †	4,713	161,986
Shutterfly †	955	43,204
Starbucks	980	92,806
Tenneco †	1,145	65,746
Tractor Supply	870	74,002
TripAdvisor †	3,080	256,164
Urban Outfitters †	1,890	86,279
Viacom Class B	390	26,637
Wynn Resorts	795	100,075

		4,137,643

Consumer Staples – 3.06%
Archer-Daniels-Midland	6,600	312,840
Casey’s General Stores	1,250	112,625
Coca-Cola	770	31,223

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Consumer Staples (continued)
CVS Health	3,970	$409,744
General Mills	1,210	68,486
J&J Snack Foods	500	53,350
Kimberly-Clark	470	50,342
Kraft Foods Group	4,733	412,315
Mondelez International	8,700	313,983
PepsiCo	1,140	109,007
Procter & Gamble	1,460	119,632
Walgreens Boots Alliance	5,451	461,591

		2,455,138

Energy – 3.71%
Bonanza Creek Energy †	695	17,139
Bristow Group	375	20,419
Carrizo Oil & Gas †	1,015	50,395
Chevron	4,130	433,567
ConocoPhillips	5,370	334,336
Core Laboratories	340	35,527
Diamondback Energy †	595	45,720
EOG Resources	2,968	272,136
Exxon Mobil	1,370	116,450
Halliburton	7,200	315,936
Kinder Morgan	5,653	237,765
Marathon Oil	13,230	345,435
Occidental Petroleum	4,820	351,860
Parsley Energy Class A †	955	15,261
Pioneer Energy Services †	1,105	5,989
RigNet †	1,115	31,878
RSP Permian †	710	17,885
Schlumberger	700	58,408
Williams	5,330	269,645

		2,975,751

Financials – 7.14%
Aflac	1,080	69,131
Allstate	4,400	313,148
American Campus Communities	525	22,507
American Equity Investment Life Holding	1,975	57,532
American Realty Capital Properties	1,550	15,267
American Tower	820	77,203
Ameriprise Financial	410	53,644
Apartment Investment & Management	575	22,632
AvalonBay Communities	125	21,781

(continues)                                             21

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Bank of New York Mellon	7,600	$305,824
BB&T	7,800	304,122
BBCN Bancorp	2,710	39,214
BlackRock	150	54,876
Boston Properties	200	28,096
Brandywine Realty Trust	1,275	20,375
Bryn Mawr Bank	460	13,989
Camden Property Trust	275	21,486
Capital One Financial	920	72,514
Cardinal Financial	2,140	42,757
Citigroup	1,980	102,010
City Holding	1,035	48,676
Corporate Office Properties Trust	700	20,566
Cousins Properties	1,575	16,695
Crown Castle International	4,507	372,008
DCT Industrial Trust	2,251	78,020
DDR	1,150	21,413
Douglas Emmett	700	20,867
Duke Realty	1,125	24,491
DuPont Fabros Technology	1,485	48,530
EastGroup Properties	685	41,196
EPR Properties	1,400	84,042
Equity LifeStyle Properties	425	23,354
Equity One	875	23,354
Equity Residential	325	25,305
Essex Property Trust	100	22,990
Evercore Partners Class A	1,650	85,239
Extra Space Storage	375	25,339
Federal Realty Investment Trust	175	25,762
Fidelity & Guaranty Life	1,805	38,266
First Industrial Realty Trust	1,125	24,109
First NBC Bank Holding †	1,185	39,081
First Potomac Realty Trust	1,550	18,429
Flushing Financial	1,800	36,126
General Growth Properties	825	24,379
Greenhill	610	24,187
Health Care REIT	325	25,142
Healthcare Realty Trust	800	22,224
Healthcare Trust of America Class A	837	23,319
Highwoods Properties	500	22,890
Host Hotels & Resorts	3,070	61,953
Independent Bank @	1,165	51,109
Infinity Property & Casualty @	540	44,307
Intercontinental Exchange	1,352	315,381

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Invesco	1,150	$45,644
JPMorgan Chase	2,330	141,151
KeyCorp	3,690	52,250
Kilroy Realty	325	24,755
Kimco Realty	875	23,494
Kite Realty Group Trust	1,880	52,960
LaSalle Hotel Properties	2,140	83,160
Lexington Realty Trust	1,850	18,185
Liberty Property Trust	550	19,635
LTC Properties	525	24,150
Macerich	300	25,299
Marsh & McLennan	5,400	302,886
National Retail Properties	1,765	72,312
Old National Bancorp	2,675	37,958
Pebblebrook Hotel Trust	525	24,449
Post Properties	375	21,349
Primerica	930	47,337
Prologis	500	21,780
Prosperity Bancshares	1,110	58,253
Prudential Financial	500	40,155
PS Business Parks	250	20,760
Public Storage	100	19,714
Ramco-Gershenson Properties Trust	3,715	69,099
Raymond James Financial	940	53,373
Regency Centers	350	23,814
RLJ Lodging Trust	675	21,134
Sabra Health Care REIT	700	23,205
Selective Insurance Group @	1,665	48,368
Simon Property Group	100	19,564
SL Green Realty	200	25,676
Sovran Self Storage	545	51,197
Spirit Realty Capital	1,750	21,140
State Street	810	59,559
Sterling Bancorp	4,010	53,774
Stifel Financial †	1,070	59,653
Strategic Hotels & Resorts †	1,725	21,442
Susquehanna Bancshares	3,130	42,912
Tanger Factory Outlet Centers	575	20,223
Taubman Centers	275	21,211
Texas Capital Bancshares †	765	37,217
Travelers	750	81,098
UDR	675	22,970
United Fire Group	1,150	36,536
Urban Edge Properties	100	2,370
Ventas	325	23,732
Vornado Realty Trust	225	25,200

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Webster Financial	1,655	$61,318
Wells Fargo	2,390	130,016
Western Alliance Bancorp †	1,860	55,130

		5,725,424

Healthcare – 7.00%
AbbVie	1,510	88,395
Acorda Therapeutics †	1,650	54,912
Actavis †	1,495	445,035
Air Methods †	1,240	57,772
Akorn †	1,470	69,840
Alkermes †	850	51,825
Baxter International	4,600	315,100
Biogen †	450	190,008
Cardinal Health	3,400	306,918
Celgene †	5,870	676,694
Cepheid †	1,320	75,108
CONMED	1,285	64,880
CryoLife	3,565	36,969
DexCom †	1,240	77,302
Express Scripts Holding †	1,040	90,241
Gilead Sciences †	1,170	114,812
Isis Pharmaceuticals †	875	55,711
Johnson & Johnson	3,450	347,070
Ligand Pharmaceuticals Class B †	890	68,628
Medicines †	825	23,117
Merck	7,380	424,202
Merit Medical Systems †	1,803	34,708
Perrigo	1,260	208,593
Pfizer	13,278	461,942
Prestige Brands Holdings †	1,040	44,606
Quest Diagnostics	4,100	315,085
Quidel †	1,980	53,420
Spectrum Pharmaceuticals †	3,775	22,914
TESARO †	480	27,552
Thermo Fisher Scientific	770	103,442
UnitedHealth Group	1,080	127,753
Valeant Pharmaceuticals International †	1,777	352,948
Vanda Pharmaceuticals †	3,225	29,993
Vertex Pharmaceuticals †	410	48,368
WellCare Health Plans †	655	59,906
West Pharmaceutical Services	1,460	87,907

		5,613,676

Industrials – 3.73%
AAON	2,630	64,514

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Industrials (continued)
Applied Industrial Technologies	1,235	$55,995
Barnes Group	1,625	65,796
Boeing	410	61,533
Caterpillar	260	20,808
Columbus McKinnon	1,920	51,725
Continental Building Products †	2,555	57,717
Cummins	280	38,819
Deere	340	29,815
Eaton	720	48,917
ESCO Technologies	1,265	49,310
Esterline Technologies †	700	80,094
Federal Signal	2,130	33,633
FedEx	480	79,416
General Electric	5,220	129,508
Granite Construction	1,395	49,020
Honeywell International	730	76,146
Hunt (J.B.) Transport Services	470	40,136
Kadant	1,395	73,391
KEYW Holding †	3,945	32,467
Kforce	3,035	67,711
Lockheed Martin	370	75,095
MasTec †	475	9,167
McGrath RentCorp	1,530	50,352
MYR Group †	1,120	35,101
Nielsen	1,020	45,461
Northrop Grumman	1,900	305,824
On Assignment †	1,080	41,440
Parker-Hannifin	420	49,888
Raytheon	2,800	305,900
Republic Services	1,020	41,371
Roadrunner Transportation Systems †	1,135	28,681
Rockwell Collins	290	28,000
Swift Transportation †	1,185	30,834
Tetra Tech	1,475	35,430
Union Pacific	910	98,562
United Stationers	1,455	59,640
United Technologies	760	89,072
US Ecology	675	33,730
WageWorks †	860	45,864
Waste Management	5,700	309,111
XPO Logistics †	1,425	64,795

		2,989,789

Information Technology – 9.57%
Accenture Class A	980	91,816

(continues)                                             23

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Information Technology (continued)
Adobe Systems †	2,698	$199,490
Anixter International †	595	45,297
Apple	1,710	212,775
Applied Micro Circuits †	6,065	30,931
Avago Technologies	600	76,188
Broadcom Class A	6,900	298,735
CA	9,574	312,208
Callidus Software †	2,860	36,265
Cisco Systems	13,090	360,302
Convergys	2,230	51,000
Coupons.com †	2,315	27,178
eBay †	8,294	478,398
Electronic Arts †	5,103	300,133
EMC	2,840	72,590
Endurance International Group Holdings †	425	8,101
Equinix	1,783	415,172
ExlService Holdings †	740	27,528
Facebook Class A †	1,070	87,970
FARO Technologies †	1,110	68,964
Google Class A †	573	317,843
Google Class C †	385	210,980
GrubHub †	1,305	59,234
Guidewire Software †	975	51,295
Intel	11,930	373,051
International Business Machines	120	19,260
InterXion Holding †	1,515	42,723
Intuit	2,069	200,610
j2 Global @	865	56,813
MasterCard Class A	5,070	437,997
Maxim Integrated Products	1,900	66,139
Microsoft	10,466	425,495
NETGEAR †	1,240	40,771
Plantronics	820	43,419
Proofpoint †	1,045	61,885
QUALCOMM	9,654	669,408
Rofin-Sinar Technologies †	1,165	28,228
salesforce.com †	870	58,125
SciQuest †	2,550	43,172
Semtech †	2,040	54,356
SS&C Technologies Holdings	1,095	68,219
Synaptics †	695	56,507
TeleTech Holdings	1,680	42,756
Tyler Technologies †	380	45,801
Visa Class A	7,792	509,675

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Information Technology (continued)
Xerox	23,400	$300,690
Yahoo †	1,700	75,540
Yelp †	2,386	112,977

		7,674,010

Materials – 1.20%
Axiall	1,105	51,869
Boise Cascade †	1,020	38,209
Chemtura †	1,345	36,705
duPont (E.I.) deNemours	4,100	293,027
Eastman Chemical	970	67,182
Huntsman	2,070	45,892
Innophos Holdings	665	37,479
International Paper	700	38,843
Kaiser Aluminum	595	45,750
LyondellBasell Industries Class A	360	31,608
MeadWestvaco	1,370	68,322
Minerals Technologies	835	61,039
Neenah Paper	710	44,403
Quaker Chemical	590	50,528
Worthington Industries	1,775	47,233

		958,089

Telecommunication Services – 1.00%
AT&T	12,190	398,003
Atlantic Tele-Network	565	39,109
inContact †	4,900	53,410
Verizon Communications	6,300	306,369

		796,891

Utilities – 0.74%
Cleco	1,060	57,791
Edison International	5,370	335,464
MDU Resources Group	1,610	34,357
NorthWestern	990	53,252
OGE Energy	1,440	45,518
Sempra Energy	480	52,330
South Jersey Industries	315	17,098

		595,810

Total U.S. Markets (cost $20,628,935)		33,922,221

Developed Markets – 25.66%§
Consumer Discretionary – 4.10%
adidas	1,030	81,347
Cie Financiere Richemont Class A	520	41,782
Compass Group	4,080	70,823

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Consumer Discretionary (continued)
Daimler	800	$76,842
Denso	1,600	72,924
Hennes & Mauritz Class B	1,700	68,881
Husqvarna Class B	6,800	49,257
Jardine Cycle & Carriage	1,400	41,815
Kering	859	167,724
LVMH Moet Hennessy Louis Vuitton	295	51,925
Nitori Holdings	6,142	415,704
Panasonic	5,200	68,275
Publicis Groupe	1,470	113,441
Reed Elsevier	2,950	73,521
Sekisui Chemical	6,000	77,837
Shimamura	700	64,824
Singapore Press Holdings	14,000	42,734
Sodexo	560	54,629
Sumitomo Electric Industries	5,300	69,463
Sumitomo Rubber Industries	15,100	278,297
Swatch Group	150	63,436
Techtronic Industries	60,000	202,284
Toyota Motor	8,386	585,276
USS	3,900	67,379
Volkswagen	255	65,578
William Hill	9,530	52,330
Yue Yuen Industrial Holdings	76,500	270,691

		3,289,019

Consumer Staples – 3.40%
Anheuser-Busch InBev	870	106,304
Aryzta †	5,433	333,058
Asahi Group Holdings	2,200	69,747
British American Tobacco	3,130	162,079
Carlsberg Class B	2,809	231,618
Chocoladefabriken Lindt & Sprungli Class PC	10	53,526
Coca-Cola Amatil	23,350	191,162
Diageo	2,650	73,229
Heineken	960	73,287
Henkel	565	58,315
Japan Tobacco	8,500	268,682
Jeronimo Martins	4,600	57,896
Kao	1,600	79,881
Kerry Group Class A	890	59,822
Koninklijke Ahold	2,950	58,143
L’Oreal	415	76,453
Nestle	2,550	192,021

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Consumer Staples (continued)
Reckitt Benckiser Group	650	$55,837
Tesco	66,169	236,186
Treasury Wine Estates	14,100	54,781
Unilever	2,410	100,550
Unilever CVA	1,700	71,052
Wesfarmers	1,950	65,114

		2,728,743

Energy – 0.80%
Amec Foster Wheeler	3,950	52,836
CGG †	5,500	31,212
Neste Oil	2,500	65,612
Saipem †	11,930	121,374
Subsea 7	1,950	16,747
Suncor Energy	6,000	175,313
TOTAL	3,532	175,598

		638,692

Financials – 4.21%
AIA Group	10,000	62,785
AXA	16,118	405,752
Banco Espirito Santo Class R =†	105,000	0
Bank Leumi Le-Israel BM †	18,500	68,575
Bank of Ireland †	145,000	55,335
City Developments	6,000	43,976
Commonwealth Bank of Australia	1,800	127,667
Credit Agricole	4,350	63,935
Daito Trust Construction	600	66,988
Daiwa Securities Group	6,000	47,223
ING Groep CVA †	18,035	264,225
Intesa Sanpaolo	22,000	74,682
Investor Class B	2,000	79,614
Mitsubishi UFJ Financial Group	66,114	409,403
Nordea Bank	31,998	389,753
Prudential	4,950	122,832
QBE Insurance Group	7,150	70,672
Schroders	1,350	63,949
Seven Bank	12,900	63,596
Sony Financial Holdings	4,200	67,550
Standard Chartered	22,204	359,620
Swire Properties	14,400	46,769
UBS Group †	5,630	108,742
UniCredit	45,300	307,250

		3,370,893

(continues)                                             25

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Healthcare – 4.60%
Bayer	890	$133,183
GlaxoSmithKline	5,480	126,145
ICON †	1,015	71,588
Indivior †	12,000	33,820
Merck	610	68,283
Miraca Holdings	1,300	59,755
Novartis	7,711	761,079
Novo Nordisk ADR	6,211	331,605
Novo Nordisk Class B	3,250	173,496
QIAGEN †	2,550	64,003
Roche Holding	800	219,834
Sanofi	3,867	381,972
Smith & Nephew	4,600	78,435
Sonic Healthcare	3,200	49,712
STADA Arzneimittel	6,231	207,372
Sumitomo Dainippon Pharma	5,500	65,132
Teva Pharmaceutical Industries ADR	13,800	859,740

		3,685,154

Industrials – 4.03%
ABB †	4,200	89,099
Aggreko	2,350	53,156
AP Moeller - Maersk	31	64,797
Boskalis Westminster	1,150	56,692
Cathay Pacific Airways	24,000	55,537
Cie de Saint-Gobain	1,200	52,699
Cobham	10,500	47,298
Deutsche Lufthansa	3,000	42,016
Deutsche Post	9,892	308,241
East Japan Railway	3,503	280,663
Elbit Systems	1,200	86,293
Ferrovial	3,150	66,988
Fuji Electric	13,000	61,324
ITOCHU	29,573	319,982
JTEKT	3,200	49,884
Koninklijke Philips	12,435	352,846
Legrand	980	53,094
Meggitt	28,939	235,227
Mitsubishi Electric	6,000	71,217
Mitsubishi Heavy Industries	10,000	55,014
Rexel	6,605	124,566
Schneider Electric	730	56,818
Singapore Airlines	6,000	52,237
THK	2,400	60,976
Travis Perkins	2,180	62,941

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Industrials (continued)
Vinci	5,095	$291,150
WestJet Airlines Class VV @	5,026	117,808
Yamato Holdings	2,800	64,525

		3,233,088

Information Technology – 1.83%
Amadeus IT Holding	1,130	48,438
CGI Group Class A †	9,146	387,892
Computershare	6,020	58,185
Ericsson Class B	6,200	77,841
Hitachi	11,000	75,116
Infineon Technologies	6,880	81,866
NICE Systems	1,060	64,675
Playtech	10,940	125,832
SAP	1,450	104,822
Seiko Epson	3,800	67,292
Teleperformance	4,570	313,248
Trend Micro	1,800	59,301

		1,464,508

Materials – 1.58%
Air Liquide	730	93,997
Anglo American ADR	3,200	23,856
Arkema	840	66,537
AuRico Gold	22,466	62,078
BASF	520	51,487
BHP Billiton	3,450	80,187
EMS-Chemie Holding	150	60,996
Israel Chemicals	7,600	53,956
Johnson Matthey	1,010	50,603
Orica	3,500	53,145
Rexam	30,690	263,015
Rio Tinto	5,560	229,269
Shin-Etsu Chemical	1,000	65,277
Toray Industries	7,000	58,580
Yamana Gold	15,348	55,011

		1,267,994

Telecommunication Services – 0.85%
BT Group	10,350	67,250
KDDI	2,100	47,436
Nippon Telegraph & Telephone	5,556	342,920
Tele2 Class B	18,946	226,611

		684,217

Utilities – 0.26%
National Grid	9,588	123,260

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Utilities (continued)
Tokyo Gas	13,000	$81,714

		204,974

Total Developed Markets (cost $16,805,054)		20,567,282

Emerging Markets X – 10.21%
Consumer Discretionary – 0.58%
Arcos Dorados Holdings @	7,400	36,482
Grupo Televisa ADR †	5,700	188,157
Hyundai Motor	258	39,090
LG Electronics	1,005	53,294
Mahindra & Mahindra	3,912	74,616
Woolworths Holdings	9,740	69,065

		460,704

Consumer Staples – 1.25%
Anadolu Efes Biracilik Ve Malt Sanayii †	8,108	67,639
BRF ADR	3,800	75,164
China Mengniu Dairy	17,000	90,343
Cia Brasileira de Distribuicao ADR	1,600	47,712
Cia Cervecerias Unidas ADR	1,800	37,368
Fomento Economico Mexicano ADR †	975	91,163
Hypermarcas †	21,900	135,228
Lotte Chilsung Beverage @	69	107,296
Lotte Confectionery @	46	74,033
Tingyi Cayman Islands Holding	24,245	52,200
Tsingtao Brewery	7,202	48,293
Uni-President China Holdings @	149,200	98,727
Wal-Mart de Mexico Class V	30,215	75,307

		1,000,473

Energy – 1.34%
Cairn India	10,688	36,759
China Petroleum & Chemical	70,000	55,784
CNOOC ADR	400	56,728
Gazprom ADR @	11,436	53,832
Lukoil ADR	1,900	87,267
PetroChina ADR	525	58,385
Petroleo Brasileiro ADR †	16,375	98,414
Polski Koncern Naftowy Orlen	3,251	50,739
PTT-Foreign	7,868	78,076
Reliance Industries GDR 144A #	12,134	320,944
Rosneft GDR @	10,465	44,891

	Number of shares	Value (U.S. $)

Common Stock (continued)

Emerging Markets X (continued)
Energy (continued)
Sasol ADR	1,500	$51,060
Tambang Batubara Bukit Asam Persero	42,100	34,517
YPF ADR	1,600	43,920

		1,071,316

Financials – 1.73%
Akbank	28,012	82,188
Banco Santander Brasil ADR	12,210	53,846
Bangkok Bank	14,173	80,277
China Construction Bank	126,933	105,353
Etalon Group GDR 144A #@=	6,500	13,877
Grupo Financiero Banorte Class O	7,300	42,334
ICICI Bank ADR	12,700	131,572
Industrial & Commercial Bank of China	153,600	113,615
Itau Unibanco Holding ADR	7,182	79,433
KB Financial Group ADR †	3,693	129,772
Powszechna Kasa Oszczednosci Bank Polski	3,512	31,427
Reliance Capital	5,932	40,467
Remgro	3,762	82,339
Samsung Life Insurance	1,023	89,063
Sberbank @=	42,295	45,690
Shinhan Financial Group	2,519	94,683
Standard Bank Group	9,570	132,268
UEM Sunrise @	110,258	40,989

		1,389,193

Industrials – 0.29%
America Latina Logistica	6,681	8,414
Empresas ICA ADR †	6,000	19,560
Gol Linhas Aereas Inteligentes ADR †	9,500	23,085
KCC @	343	174,784
Santos Brasil Participacoes	2,900	9,921

		235,764

Information Technology – 2.55%
Baidu ADR †	2,781	579,560
Hon Hai Precision Industry	37,368	109,511
LG Display ADR †	5,800	82,998
MediaTek	8,000	108,174
Samsung Electronics	406	526,729
Samsung SDI	419	51,485
SINA †	1,800	57,888

(continues)                                             27

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Emerging Markets X (continued)
Information Technology (continued)
Sohu.com @†	2,500	$133,325
Taiwan Semiconductor Manufacturing	39,074	181,814
Taiwan Semiconductor Manufacturing ADR	3,700	86,876
United Microelectronics	152,000	75,401
WNS Holdings ADR †	2,075	50,464

		2,044,225

Materials – 0.77%
Anglo American Platinum †	1,084	26,541
Braskem ADR	5,600	38,864
Cemex ADR †	11,429	108,233
Cemex Latam Holdings †	4,111	21,346
Fibria Celulose ADR †	7,997	112,998
Gerdau @	4,400	10,476
Gerdau ADR	3,300	10,560
Impala Platinum Holdings †	2,294	11,094
Nine Dragons Paper Holdings	46,000	28,764
Siam Cement NVDR	2,400	37,746
Siam Cement-Foreign	2,747	43,041
Sociedad Quimica y Minera de Chile ADR	1,700	31,025
Ultratech Cement	2,147	99,259
Vale ADR	6,950	39,268

		619,215

Telecommunication Services – 1.70%
America Movil ADR	3,800	77,748
China Mobile	14,768	192,462
China Mobile ADR	2,050	133,311
KT ADR †	3,900	51,012
MegaFon GDR	3,083	49,063
Mobile Telesystems ADR	2,700	27,270
MTN Group	4,315	72,750
Reliance Communications †	19,153	18,231
SK Telecom ADR	14,500	394,545
Telefonica Brasil ADR	3,880	59,325
Tim Participacoes ADR	9,500	157,510
Turkcell Iletisim Hizmetleri ADR †	4,750	61,893
Vodacom Group	6,159	67,284

		1,362,404

	Number of shares	Value (U.S. $)

Common Stock (continued)

Emerging Markets X (continued)

Utilities – 0.00%
Enel OGK-5 GDR	100	$68

		68

Total Emerging Markets (cost $7,904,924)		8,183,362

Total Common Stock (cost $45,338,913)		62,672,865

Convertible Preferred Stock – 0.13%

Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	150	6,576
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	325	4,961
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	8	9,177
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	6	5,197
Crown Castle International 4.50% exercise price $90.25, expiration date 11/1/16	90	9,435
Dominion Resources 6.125% exercise price $65.06, expiration date 4/1/16	150	8,424
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	40	4,366
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	50	2,433
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	8	2,362
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	8	11,917
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	4	5,332
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	341	11,867

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Maiden Holdings 7.25% exercise price $15.35, expiration date 9/15/16	125	$6,543
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	75	2,859
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	130	7,626
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	4	4,892

Total Convertible Preferred Stock (cost $117,662)		103,967

Exchange-Traded Funds – 0.27%

iShares MSCI EAFE Growth Index ETF	1,600	112,080
iShares MSCI EAFE Index ETF	795	51,015
Vanguard FTSE Developed Markets ETF	1,435	57,156

Total Exchange-Traded Funds (cost $215,268)		220,251

	Principal amount°

Agency Collateralized Mortgage Obligations – 0.27%

Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	452	516
Series 2003-26 AT 5.00% 11/25/32	5,365	5,537
Series 2010-29 PA 4.50% 10/25/38	9,162	9,495
Series 2010-41 PN 4.50% 4/25/40	20,000	21,905
Series 2012-122 SD 5.926% 11/25/42 ●S	86,277	20,966
Series 2013-26 ID 3.00% 4/25/33 S	85,445	12,850
Series 2013-38 AI 3.00% 4/25/33 S	82,769	11,727
Series 2013-44 DI 3.00% 5/25/33 S	95,057	14,057
Series 2014-36 ZE 3.00% 6/25/44	13,329	12,329
Freddie Mac REMICs Series 2512 PG 5.50% 10/15/22	28,130	30,814

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4065 DE 3.00% 6/15/32	5,000	$5,138
Series 4185 LI 3.00% 3/15/33 S	85,707	13,183
GNMA Series 2010-113 KE 4.50% 9/20/40	50,000	55,936

Total Agency Collateralized Mortgage Obligations (cost $210,749)		214,453

Agency Mortgage-Backed Securities – 3.54%

Fannie Mae ARM
2.42% 5/1/43 ●	11,477	11,736
2.546% 6/1/43 ●	3,985	4,091
3.196% 4/1/44 ●	15,036	15,688
3.266% 3/1/44 ●	14,435	15,110
3.31% 9/1/43 ●	11,682	12,252
Fannie Mae S.F. 15 yr
2.50% 2/1/28	36,644	37,733
3.50% 7/1/26	10,886	11,613
3.50% 12/1/28	3,555	3,809
4.00% 1/1/27	56,779	61,069
4.50% 4/1/18	901	945
5.00% 12/1/20	1,018	1,102
5.00% 6/1/23	1,839	1,996
5.50% 7/1/22	5,590	6,135
Fannie Mae S.F. 15 yr TBA 2.50% 5/1/30	59,000	60,473
Fannie Mae S.F. 20 yr
3.00% 2/1/33	1,686	1,748
3.00% 8/1/33	5,300	5,495
3.50% 4/1/33	1,625	1,719
3.50% 9/1/33	7,250	7,744
4.00% 1/1/31	2,740	2,951
4.00% 2/1/31	7,075	7,620
5.00% 11/1/23	707	786
5.50% 8/1/28	4,655	5,238
5.50% 12/1/29	1,160	1,305
6.00% 9/1/29	6,177	7,034
Fannie Mae S.F. 30 yr
3.00% 7/1/42	21,903	22,447
3.00% 10/1/42	103,641	106,230
3.00% 12/1/42	25,034	25,659
3.00% 2/1/43	4,480	4,591
3.00% 4/1/43	39,405	40,370
3.00% 5/1/43	8,694	8,902
3.50% 8/1/42	17,136	18,116

(continues)                                             29

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.00% 8/1/43	4,424	$4,772
4.50% 7/1/41	6,375	6,990
4.50% 9/1/42	110,281	120,890
4.50% 6/1/44	13,705	14,998
5.00% 11/1/35	1,696	1,887
5.50% 12/1/32	500	566
5.50% 2/1/33	7,688	8,710
5.50% 2/1/34	53,557	60,679
5.50% 4/1/34	2,804	3,175
5.50% 11/1/34	2,902	3,287
5.50% 3/1/35	5,272	5,954
5.50% 6/1/35	2,031	2,287
5.50% 4/1/36	19,305	21,729
5.50% 7/1/36	714	807
5.50% 9/1/36	14,541	16,467
5.50% 11/1/36	2,133	2,403
5.50% 1/1/37	8,501	9,575
5.50% 2/1/37	7,119	8,017
5.50% 4/1/37	16,790	18,909
5.50% 8/1/37	5,200	5,880
5.50% 1/1/38	311	350
5.50% 2/1/38	4,821	5,449
5.50% 3/1/38	4,904	5,571
5.50% 6/1/38	18,698	21,041
5.50% 9/1/38	7,336	8,281
5.50% 1/1/39	7,784	8,778
5.50% 2/1/39	30,258	34,193
5.50% 7/1/40	7,108	8,002
5.50% 9/1/41	8,896	10,014
6.00% 6/1/36	1,081	1,236
6.00% 12/1/36	1,066	1,225
6.00% 2/1/37	3,071	3,508
6.00% 5/1/37	37,913	43,261
6.00% 6/1/37	532	614
6.00% 7/1/37	539	619
6.00% 8/1/37	6,939	7,934
6.00% 9/1/37	1,159	1,324
6.00% 11/1/37	1,649	1,897
6.00% 5/1/38	26,739	30,510
6.00% 7/1/38	390	445
6.00% 9/1/38	2,501	2,854
6.00% 10/1/38	11,196	12,793
6.00% 11/1/38	2,401	2,747
6.00% 1/1/39	4,916	5,620
6.00% 2/1/39	4,839	5,533
6.00% 3/1/40	3,856	4,400
6.00% 7/1/40	8,217	9,374
6.00% 9/1/40	3,842	4,385

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 11/1/40	1,297	$1,494
6.00% 5/1/41	53,873	61,554
6.50% 2/1/36	2,740	3,306
6.50% 3/1/40	26,043	30,328
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/45	797,000	812,862
3.50% 5/1/45	256,000	268,230
4.50% 5/1/45	322,000	350,402
Freddie Mac ARM 2.532% 1/1/44 ●	29,727	30,665
Freddie Mac S.F. 15 yr
2.50% 3/1/28	5,483	5,638
4.50% 8/1/24	9,058	9,767
4.50% 7/1/25	1,681	1,812
4.50% 6/1/26	3,901	4,207
4.50% 9/1/26	5,892	6,362
Freddie Mac S.F. 20 yr
3.00% 6/1/34	4,865	5,030
3.50% 1/1/34	13,170	13,892
Freddie Mac S.F. 30 yr
3.00% 10/1/42	11,316	11,573
3.00% 11/1/42	11,762	12,062
4.50% 4/1/41	8,483	9,279
5.50% 3/1/34	1,057	1,193
5.50% 12/1/34	966	1,092
5.50% 6/1/36	674	758
5.50% 11/1/36	1,615	1,808
5.50% 12/1/36	282	317
5.50% 9/1/37	1,388	1,558
5.50% 4/1/38	4,027	4,519
5.50% 6/1/38	997	1,119
5.50% 7/1/38	4,970	5,575
5.50% 6/1/39	4,567	5,123
5.50% 3/1/40	4,018	4,510
5.50% 8/1/40	15,391	17,264
5.50% 1/1/41	4,842	5,425
5.50% 6/1/41	21,332	23,903
6.00% 2/1/36	2,227	2,558
6.00% 1/1/38	1,371	1,556
6.00% 6/1/38	3,888	4,423
6.00% 8/1/38	18,295	20,885
6.00% 5/1/40	1,371	1,559
6.00% 7/1/40	8,691	9,930
6.50% 4/1/39	6,070	6,953

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

GNMA I S.F. 30 yr 5.00% 6/15/40	1,990	$2,219

Total Agency Mortgage-Backed Securities (cost $2,804,058)		2,834,357

Commercial Mortgage-Backed Securities – 1.06%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	10,000	10,274
Series 2007-4 AM 5.821% 2/10/51 ●	20,000	21,730
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR4 A3 5.468% 6/11/41 ●	632	631
Series 2007-PWR18 A4 5.70% 6/11/50	25,000	27,060
CD Commercial Mortgage Trust Series 2005-CD1 AM 5.225% 7/15/44 ●	30,000	30,462
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	10,000	10,667
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	10,000	10,806
Series 2014-CR20 A4 3.59% 11/10/47	20,000	21,277
Series 2014-CR20 AM 3.938% 11/10/47	10,000	10,680
Series 2014-CR21 A3 3.528% 12/10/47	10,000	10,587
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	25,000	26,366
Credit Suisse First Boston Mortgage Securities Series 2005-C5 AM 5.10% 8/15/38 ●	10,000	10,076
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.618% 11/25/49 #●	10,000	10,971
Series 2011-K702 B 144A 4.771% 4/25/44 #●	10,000	10,742
Series 2012-K19 B 144A 4.037% 5/25/45 #●	10,000	10,684

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2012-K22 B 144A 3.687% 8/25/45 #●	15,000	$15,582
Series 2012-K22 C 144A 3.687% 8/25/45 #●	10,000	10,099
Series 2012-K707 B 144A 3.883% 1/25/47 #●	10,000	10,482
Series 2012-K708 B 144A 3.761% 2/25/45 #●	10,000	10,439
Series 2012-K708 C 144A 3.761% 2/25/45 #●	10,000	10,242
Series 2013-K26 C 144A 3.60% 12/25/45 #●	10,000	10,023
Series 2013-K30 C 144A 3.556% 6/25/45 #●	10,000	9,867
Series 2013-K31 C 144A 3.627% 7/25/46 #●	20,000	19,947
Series 2013-K33 B 144A 3.504% 8/25/46 #●	10,000	10,235
Series 2013-K33 C 144A 3.504% 8/25/46 #●	10,000	9,899
Series 2013-K712 B 144A 3.369% 5/25/45 #●	15,000	15,434
Series 2013-K713 B 144A 3.165% 4/25/46 #●	25,000	25,483
Series 2013-K713 C 144A 3.165% 4/25/46 #●	15,000	14,875
Series 2014-K716 C 144A 3.954% 8/25/47 #●	10,000	10,238
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	210,000	221,909
JPMBB Commercial Mortgage Securities Trust Series 2014-C18 A1 1.254% 2/15/47	16,675	16,666
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.724% 8/12/37 ●	10,000	10,861
Series 2005-LDP4 AJ 5.04% 10/15/42 ●	20,000	20,148
Series 2005-LDP5 D 5.382% 12/15/44 ●	10,000	10,211
Series 2006-LDP8 AM 5.44% 5/15/45	40,000	42,012
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	1,611	1,639

(continues)                                             31

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	10,000	$10,487
Series 2006-C6 AM 5.413% 9/15/39	20,000	21,106
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.204% 11/14/42 ●	50,000	50,636
Series 2006-T21 AM 5.204% 10/12/52 ●	25,000	25,635
WFRBS Commercial Mortgage Trust
Series 2014-C23 A5 3.917% 10/15/57	10,000	10,929

Total Commercial Mortgage-Backed Securities (cost $841,623)		848,097

Convertible Bonds – 0.29%

Alaska Communications
Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	12,000	11,827
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	3,000	3,107
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	8,000	8,720
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	4,000	6,077
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	14,000	14,604
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	5,000	4,672
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	6,000	5,809
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	6,000	5,966

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Cemex 3.25% exercise price $9.65, expiration date 3/9/16	9,000	$10,119
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18	3,000	2,901
Chesapeake Energy 2.25% exercise price $80.28, expiration date 12/14/38	3,000	2,737
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	5,000	6,153
Gain Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18	3,000	3,234
General Cable 4.50% exercise price $34.47, expiration date 11/15/29 φ	11,000	8,766
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	2,000	8,620
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	2,000	4,426
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	7,000	8,094
Lexington Realty Trust 144A 6.00% exercise price $6.60, expiration date 1/11/30 #	3,000	4,356
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	7,000	9,804
Liberty Interactive 144A 1.00% exercise price $64.31, expiration date 9/28/43 #	7,000	6,877
Microchip Technology 144A 1.625% exercise price $68.17, expiration date 2/13/25 #	2,000	2,086
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	2,000	8,901
Novellus Systems 2.625% exercise price $34.78, expiration date 5/14/41	4,000	8,188
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	8,000	10,030

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

NXP Semiconductors 144A 1.00% exercise price $102.84, expiration date 11/27/19 #	6,000	$7,177
Oclaro 144A 6.00% exercise price $1.95, expiration date 2/14/20 #	1,000	1,223
Peabody Energy 4.75% exercise price $57.15, expiration date 12/15/41	17,000	6,088
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	5,000	5,163
SanDisk 1.50% exercise price $51.16, expiration date 8/11/17	5,000	6,834
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18	3,000	2,758
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	6,000	6,008
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	3,000	2,085
TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19 #	8,000	7,990
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	9,000	5,490
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	11,000	11,839
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 ●	3,000	4,244

Total Convertible Bonds (cost $219,423)		232,973

Corporate Bonds – 8.99%
Banking – 0.80%
Bank of America 4.25% 10/22/26	25,000	25,844
Bank of New York Mellon 2.15% 2/24/20	5,000	5,044
BB&T 5.25% 11/1/19	45,000	50,936
BBVA Banco Continental 144A 5.00% 8/26/22 #	10,000	10,680

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
BBVA Bancomer 144A 6.50% 3/10/21 #		150,000	$166,782
City National 5.25% 9/15/20		10,000	11,493
Cooperatieve Centrale Raiffeisen-Boerenleenbank 4.25% 1/13/22	AUD	7,000	5,625
Goldman Sachs Group
2.60% 4/23/20		35,000	35,413
5.20% 12/17/19	NZD	16,000	12,257
JPMorgan Chase
0.886% 1/28/19 ●		7,000	7,020
4.125% 12/15/26		45,000	46,760
4.25% 11/2/18	NZD	15,000	11,269
6.75% 1/29/49 ●		10,000	10,900
Morgan Stanley
1.106% 1/24/19 ●		8,000	8,034
4.35% 9/8/26		20,000	20,994
5.00% 9/30/21	AUD	9,000	7,348
MUFG Americas Holdings
2.25% 2/10/20		10,000	10,031
3.00% 2/10/25		25,000	24,769
Northern Trust 3.95% 10/30/25		15,000	16,135
PNC Funding 5.625% 2/1/17		37,000	39,793
Santander Holdings USA 3.45% 8/27/18		10,000	10,414
State Street 3.10% 5/15/23		10,000	10,133
SunTrust Banks 2.35% 11/1/18		20,000	20,328
U.S. Bancorp 3.60% 9/11/24		10,000	10,445
USB Capital IX 3.50% 10/29/49 ●		55,000	45,788
Wells Fargo 5.875% 12/29/49 ●		5,000	5,301
Zions Bancorp 4.50% 6/13/23		10,000	10,593

			640,129

Basic Industry – 0.65%
AK Steel 7.625% 5/15/20		10,000	8,650
ArcelorMittal 10.60% 6/1/19		30,000	36,806
Builders FirstSource 144A 7.625% 6/1/21 #		5,000	5,050
CF Industries
6.875% 5/1/18		25,000	28,521
7.125% 5/1/20		22,000	26,538
Dow Chemical
3.50% 10/1/24		5,000	5,087
8.55% 5/15/19		78,000	97,745

(continues)                                             33

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Fibria Overseas Finance 5.25% 5/12/24	10,000	$9,950
FMG Resources August 2006 144A 6.875% 4/1/22 #	40,000	29,700
Freeport-McMoRan Oil & Gas 6.50% 11/15/20	12,000	12,765
Georgia-Pacific 8.00% 1/15/24	35,000	46,514
Grace (W.R.) 144A 5.125% 10/1/21 #	5,000	5,200
Immucor 11.125% 8/15/19	13,000	14,024
LSB Industries 7.75% 8/1/19	5,000	5,237
Lundin Mining 144A 7.50% 11/1/20 #	8,000	8,320
LyondellBasell Industries 4.625% 2/26/55	35,000	35,010
Methanex 4.25% 12/1/24	15,000	15,227
Nortek 8.50% 4/15/21	13,000	13,975
NOVA Chemicals 144A 5.00% 5/1/25 #	18,000	18,855
Novelis 8.75% 12/15/20	10,000	10,763
PolyOne 5.25% 3/15/23	13,000	13,553
Potash of Saskatchewan 3.00% 4/1/25	10,000	10,034
PPG Industries 2.30% 11/15/19	10,000	10,124
Rockwood Specialties Group 4.625% 10/15/20	5,000	5,219
Ryerson
9.00% 10/15/17	13,000	13,163
11.25% 10/15/18	3,000	3,060
TPC Group 144A 8.75% 12/15/20 #	10,000	9,200
Weyerhaeuser 4.625% 9/15/23	15,000	16,518
Yamana Gold 4.95% 7/15/24	10,000	9,850

		524,658

Brokerage – 0.03%
Jefferies Group
5.125% 1/20/23	5,000	5,198
6.45% 6/8/27	5,000	5,425
6.50% 1/20/43	5,000	4,991
Lazard Group 6.85% 6/15/17	6,000	6,669

		22,283

Capital Goods – 0.24%
Berry Plastics 5.50% 5/15/22	10,000	10,287

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
BWAY Holding 144A 9.125% 8/15/21 #		30,000	$31,350
Consolidated Container 144A 10.125% 7/15/20 #		10,000	8,750
Crane
2.75% 12/15/18		5,000	5,130
4.45% 12/15/23		15,000	16,081
Gates Global 144A 6.00% 7/15/22 #		15,000	14,231
Ingersoll-Rand Global Holding 4.25% 6/15/23		30,000	32,087
Lockheed Martin 3.80% 3/1/45		5,000	4,992
Masco 4.45% 4/1/25		10,000	10,350
Milacron 144A 7.75% 2/15/21 #		13,000	13,520
Plastipak Holdings 144A 6.50% 10/1/21 #		13,000	13,293
TransDigm
6.00% 7/15/22		13,000	13,065
6.50% 7/15/24		10,000	10,100
Trinity Industries
4.55% 10/1/24		10,000	10,072

			193,308

Consumer Cyclical – 0.95%
American Axle & Manufacturing 6.25% 3/15/21		9,000	9,517
Bed Bath & Beyond 4.915% 8/1/34		45,000	48,342
BorgWarner 3.375% 3/15/25		5,000	5,157
Chinos Intermediate Holdings A 144A PIK 7.75% 5/1/19 #T		12,000	10,560
Daimler 2.75% 12/10/18	NOK	80,000	10,445
Dana Holding 5.50% 12/15/24		4,000	4,140
Delphi 4.15% 3/15/24		10,000	10,650
Ford Motor 7.45% 7/16/31		14,000	19,379
General Motors
3.50% 10/2/18		40,000	41,182
5.00% 4/1/35		5,000	5,352
General Motors Financial
4.00% 1/15/25		5,000	5,110
4.375% 9/25/21		10,000	10,633
HD Supply
7.50% 7/15/20		8,000	8,600
11.50% 7/15/20		10,000	11,613
Historic TW 6.875% 6/15/18		35,000	40,735

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Host Hotels & Resorts
3.75% 10/15/23	15,000	$15,231
4.75% 3/1/23	15,000	16,193
5.875% 6/15/19	5,000	5,189
Hyundai Capital America 144A 2.55% 2/6/19 #	20,000	20,359
International Game Technology 5.35% 10/15/23	25,000	25,403
INVISTA Finance 144A 4.25% 10/15/19 #	20,000	19,975
Landry’s 144A 9.375% 5/1/20 #	21,000	22,627
Lear 5.25% 1/15/25	30,000	30,750
Magna International 3.625% 6/15/24	55,000	56,142
Marriott International 3.375% 10/15/20	15,000	15,728
Meritor 6.75% 6/15/21	9,000	9,360
Netflix 144A 5.875% 2/15/25 #	41,000	42,281
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	4,000	4,160
Priceline Group 3.65% 3/15/25	30,000	30,592
QVC
4.375% 3/15/23	20,000	20,411
5.45% 8/15/34	15,000	14,922
Sally Holdings 5.75% 6/1/22	13,000	13,894
Signet UK Finance 4.70% 6/15/24	30,000	30,851
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	10,000	10,284
4.50% 10/1/34	5,000	5,219
Suburban Propane Partners 7.375% 8/1/21	6,000	6,480
Target 2.30% 6/26/19	5,000	5,126
TRW Automotive
144A 4.45% 12/1/23 #	20,000	20,200
144A 4.50% 3/1/21 #	10,000	10,100
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 t	5,000	5,275
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 t	15,000	15,638
Walgreens Boots Alliance 3.80% 11/18/24	25,000	25,900

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Wyndham Worldwide
4.25% 3/1/22	10,000	$10,451
5.625% 3/1/21	10,000	11,306

		761,462

Consumer Non-Cyclical – 0.90%
Actavis Funding
3.45% 3/15/22	10,000	10,258
3.80% 3/15/25	25,000	25,853
AmerisourceBergen 3.25% 3/1/25	10,000	10,154
Becton Dickinson 3.734% 12/15/24	15,000	15,730
Boston Scientific 6.00% 1/15/20	30,000	34,567
Campbell Soup 3.30% 3/19/25	20,000	20,377
CareFusion 6.375% 8/1/19	20,000	23,405
CDK Global 144A 4.50% 10/15/24 #	5,000	5,163
Celgene 3.95% 10/15/20	45,000	48,621
Community Health Systems 6.875% 2/1/22	10,000	10,737
DaVita HealthCare Partners 5.125% 7/15/24	30,000	30,656
EMD Finance
144A 2.95% 3/19/22 #	10,000	10,133
144A 3.25% 3/19/25 #	20,000	20,276
Express Scripts Holding
2.25% 6/15/19	15,000	15,083
3.50% 6/15/24	15,000	15,472
Fresenius Medical Care U.S.
Finance II 144A
5.875% 1/31/22 #	10,000	11,050
Gilead Sciences
3.50% 2/1/25	25,000	26,396
4.50% 2/1/45	5,000	5,536
HCA 5.375% 2/1/25	35,000	36,881
HealthSouth
5.125% 3/15/23	5,000	5,113
5.75% 11/1/24	5,000	5,225
Kinetic Concepts 10.50% 11/1/18	13,000	14,105
Lilly (Eli) 2.75% 6/1/25	10,000	10,057
Medtronic
144A 3.15% 3/15/22 #	10,000	10,393
144A 3.50% 3/15/25 #	35,000	36,635
Merck
2.35% 2/10/22	15,000	15,027

(continues)                                             35

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Merck 2.75% 2/10/25	35,000	$35,017
Omnicare 5.00% 12/1/24	10,000	10,500
Prestige Brands 144A 5.375% 12/15/21 #	17,000	17,298
Smithfield Foods 6.625% 8/15/22	10,000	10,738
Smucker (J.M.)
144A 3.00% 3/15/22 #	5,000	5,083
144A 3.50% 3/15/25 #	25,000	25,754
144A 4.25% 3/15/35 #	5,000	5,196
Spectrum Brands
6.375% 11/15/20	10,000	10,650
6.625% 11/15/22	10,000	10,750
Tenet Healthcare 6.00% 10/1/20	34,000	36,125
VRX Escrow 144A 5.875% 5/15/23 #	15,000	15,413
Zimmer Holdings
3.15% 4/1/22	5,000	5,065
3.375% 11/30/21	20,000	20,582
3.55% 4/1/25	20,000	20,440
4.625% 11/30/19	20,000	22,049

		723,563

Energy – 1.13%
AmeriGas Finance 7.00% 5/20/22	17,000	18,317
Anadarko Petroleum 4.50% 7/15/44	5,000	5,136
Bristow Group 6.25% 10/15/22	13,000	12,415
California Resources
144A 5.50% 9/15/21 #	5,000	4,461
144A 6.00% 11/15/24 #	10,000	8,825
Chaparral Energy 7.625% 11/15/22	5,000	3,400
Chesapeake Energy
4.875% 4/15/22	20,000	18,850
5.75% 3/15/23	15,000	14,700
Chevron
1.961% 3/3/20	15,000	15,106
2.411% 3/3/22	10,000	10,028
Cimarex Energy 4.375% 6/1/24	10,000	9,975
ConocoPhillips 4.30% 11/15/44	5,000	5,320
Continental Resources 4.50% 4/15/23	35,000	34,025

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Energy (continued)
Enbridge Energy Partners 8.05% 10/1/37 ●	40,000	$43,100
Energy Transfer Partners
4.05% 3/15/25	20,000	20,209
4.90% 3/15/35	5,000	4,982
5.15% 3/15/45	10,000	10,101
9.70% 3/15/19	15,000	18,871
EnLink Midstream Partners 5.05% 4/1/45	15,000	15,317
Enterprise Products Operating 7.034% 1/15/68 ●	50,000	54,090
EOG Resources 3.15% 4/1/25	15,000	15,317
Exterran Partners 6.00% 4/1/21	5,000	4,625
Exxon Mobil
2.397% 3/6/22	10,000	10,088
2.709% 3/6/25	30,000	30,344
Kinder Morgan 144A 5.00% 2/15/21 #	5,000	5,351
Kinder Morgan Energy Partners 9.00% 2/1/19	20,000	24,382
Laredo Petroleum 7.375% 5/1/22	17,000	17,616
MarkWest Energy Partners 4.875% 12/1/24	25,000	25,685
Murphy Oil USA 6.00% 8/15/23	21,000	22,627
Newfield Exploration
5.375% 1/1/26	20,000	20,240
5.625% 7/1/24	10,000	10,450
Noble Energy
3.90% 11/15/24	5,000	5,097
5.05% 11/15/44	10,000	10,534
Noble Holding International 4.00% 3/16/18	5,000	5,031
Northern Oil & Gas 8.00% 6/1/20	10,000	8,925
Oasis Petroleum 6.875% 3/15/22	16,000	15,680
ONEOK Partners 3.80% 3/15/20	10,000	10,208
PDC Energy 7.75% 10/15/22	5,000	5,275
Petrobras Global Finance
3.00% 1/15/19	11,000	9,524
4.875% 3/17/20	32,000	28,816
Petroleos Mexicanos 144A 4.25% 1/15/25 #	10,000	10,161

		Principal	Value
		amount°	(U.S. $)

Corporate Bonds (continued)

Energy (continued)
Plains All American Pipeline 8.75% 5/1/19		20,000	$24,950
Pride International 6.875% 8/15/20		45,000	51,305
Regency Energy Partners 5.50% 4/15/23		17,000	17,638
Sunoco Logistics Partners Operations 3.45% 1/15/23		25,000	24,640
Talisman Energy
3.75% 2/1/21		10,000	9,852
5.50% 5/15/42		20,000	19,878
TransCanada PipeLines 6.35% 5/15/67 ●		45,000	43,763
Valero Energy
3.65% 3/15/25		15,000	15,372
4.90% 3/15/45		5,000	5,190
Williams 4.55% 6/24/24		10,000	9,703
Williams Partners
4.00% 9/15/25		20,000	19,657
7.25% 2/1/17		15,000	16,486
YPF
144A 8.75% 4/4/24 #		10,000	10,256
144A 8.875% 12/19/18 #		10,000	10,310

			902,204

Financials – 0.35%
Affiliated Managers Group 3.50% 8/1/25		15,000	15,014
Ally Financial
4.125% 2/13/22		5,000	4,887
4.625% 3/30/25		30,000	29,625
CME Group 3.00% 3/15/25		15,000	15,171
E*TRADE Financial 4.625% 9/15/23		10,000	10,200
General Electric Capital
2.10% 12/11/19		10,000	10,204
2.20% 1/9/20		5,000	5,059
4.25% 1/17/18	NZD	10,000	7,535
5.55% 5/4/20		10,000	11,656
6.00% 8/7/19		19,000	22,217
Lazard Group 3.75% 2/13/25		10,000	9,882
SUAM Finance 144A 4.875% 4/17/24 #		100,000	103,750
Woodside Finance
144A 3.65% 3/5/25 #		15,000	14,896
144A 8.75% 3/1/19 #		15,000	18,441

			278,537

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Insurance – 0.50%
American International Group 3.875% 1/15/35	50,000	$50,423
Berkshire Hathaway Finance 2.90% 10/15/20	20,000	21,150
Chubb 6.375% 3/29/67 ●	15,000	15,975
Highmark 144A 4.75% 5/15/21 #	5,000	5,266
HUB International 144A 7.875% 10/1/21 #	13,000	13,357
Liberty Mutual Group
144A 4.25% 6/15/23 #	15,000	16,005
144A 4.95% 5/1/22 #	10,000	11,063
MetLife
6.40% 12/15/36	30,000	35,700
6.817% 8/15/18	80,000	93,309
Prudential Financial
4.50% 11/15/20	35,000	38,996
5.625% 6/15/43 ●	10,000	10,650
5.875% 9/15/42 ●	20,000	21,825
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	10,000	10,260
144A 4.125% 11/1/24 #	20,000	21,152
USI 144A 7.75% 1/15/21 #	5,000	5,150
Voya Financial 5.65% 5/15/53 ●	15,000	15,750
XLIT
4.45% 3/31/25	5,000	5,042
6.50% 10/29/49 ●	10,000	8,875

		399,948

Media – 0.48%
CCO Holdings 5.25% 9/30/22	10,000	10,263
CCOH Safari 5.75% 12/1/24	45,000	46,463
Comcast 3.375% 2/15/25	80,000	83,767
Cox Communications 144A 3.85% 2/1/25 #	20,000	20,639
CSC Holdings 144A 5.25% 6/1/24 #	36,000	36,810
DISH DBS 5.00% 3/15/23	26,000	25,345
Gray Television 7.50% 10/1/20	23,000	24,323
Nielsen Finance 144A 5.00% 4/15/22 #	20,000	20,200
Sinclair Television Group 5.375% 4/1/21	17,000	17,510
Sirius XM Radio 144A 5.375% 4/15/25 #	10,000	10,075

(continues)                                             37

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Media (continued)
Sirius XM Radio 144A 6.00% 7/15/24 #	20,000	$21,050
Time Warner Cable 8.25% 4/1/19	25,000	30,605
Univision Communications 144A 5.125% 5/15/23 #	5,000	5,100
Viacom 4.85% 12/15/34	35,000	36,271

		388,421

Real Estate – 0.29%
Alexandria Real Estate Equities 4.60% 4/1/22	35,000	37,038
American Tower Trust I
144A 1.551% 3/15/43 #	10,000	9,988
144A 3.07% 3/15/23 #	20,000	20,154
AvalonBay Communities 3.50% 11/15/24	5,000	5,147
Carey (W.P.) 4.60% 4/1/24	10,000	10,361
CBL & Associates
4.60% 10/15/24	15,000	15,279
5.25% 12/1/23	5,000	5,361
Corporate Office Properties
3.60% 5/15/23	15,000	14,583
5.25% 2/15/24	15,000	16,349
DDR
3.625% 2/1/25	15,000	15,000
7.50% 4/1/17	5,000	5,561
7.875% 9/1/20	10,000	12,477
Education Realty Operating Partnership 4.60% 12/1/24	10,000	10,415
Excel Trust 4.625% 5/15/24	5,000	5,256
GEO Group
5.125% 4/1/23	10,000	10,250
5.875% 10/15/24	10,000	10,450
Hospitality Properties Trust 4.50% 3/15/25	10,000	10,252
Omega Healthcare Investors 144A 4.50% 4/1/27 #	15,000	14,810
		228,731
Services – 0.20%
AECOM
144A 5.75% 10/15/22 #	5,000	5,187
144A 5.875% 10/15/24 #	13,000	13,683
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	8,000	6,180
MGM Resorts International 6.00% 3/15/23	30,000	30,975

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Services (continued)
Pinnacle Entertainment 7.50% 4/15/21	10,000	$10,600
Service International 5.375% 5/15/24	7,000	7,350
United Rentals North America
4.625% 7/15/23	10,000	10,138
5.75% 11/15/24	21,000	21,788
Wynn Las Vegas
5.375% 3/15/22	5,000	5,200
144A 5.50% 3/1/25 #	50,000	50,875

		161,976

Technology – 0.36%
Activision Blizzard 144A 6.125% 9/15/23 #	17,000	18,573
Apple 3.45% 2/9/45	5,000	4,759
CDW 5.00% 9/1/23	5,000	5,087
Equinix
4.875% 4/1/20	10,000	10,375
5.375% 4/1/23	20,000	20,860
First Data
11.25% 1/15/21	13,000	14,820
11.75% 8/15/21	9,000	10,451
Jabil Circuit 7.75% 7/15/16	8,000	8,620
Micron Technology 144A 5.25% 8/1/23 #	30,000	30,600
Microsoft
2.70% 2/12/25	10,000	10,051
3.50% 2/12/35	10,000	9,995
3.75% 2/12/45	15,000	15,097
National Semiconductor 6.60% 6/15/17	25,000	27,985
NetApp 3.25% 12/15/22	15,000	14,859
Oracle 4.30% 7/8/34	5,000	5,436
Seagate HDD Cayman
144A 4.75% 1/1/25 #	10,000	10,375
144A 5.75% 12/1/34 #	15,000	16,080
Thermo Fisher Scientific
2.40% 2/1/19	15,000	15,225
4.15% 2/1/24	40,000	43,269

		292,517

Telecommunications – 0.86%
AT&T
4.35% 6/15/45	10,000	9,604
5.35% 9/1/40	20,000	21,905
CC Holdings GS V 3.849% 4/15/23	10,000	10,141

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
CenturyLink
5.80% 3/15/22	50,000	$52,313
6.75% 12/1/23	13,000	14,365
Crown Castle Towers 144A 4.883% 8/15/20 #	55,000	60,558
Hughes Satellite Systems 7.625% 6/15/21	10,000	11,037
Intelsat Luxembourg 8.125% 6/1/23	56,000	51,800
Lamar Media 5.00% 5/1/23	10,000	10,275
Level 3 Financing 5.375% 8/15/22	21,000	21,715
MDC Partners 144A 6.75% 4/1/20 #	10,000	10,575
Motorola Solutions
3.50% 3/1/23	35,000	35,181
4.00% 9/1/24	30,000	31,060
Orange 5.50% 2/6/44	15,000	17,878
SBA Tower Trust 144A 2.24% 4/16/18 #	25,000	25,019
SES 144A 3.60% 4/4/23 #	20,000	20,987
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #	20,000	22,529
Sprint
7.125% 6/15/24	26,000	25,480
7.875% 9/15/23	5,000	5,125
Telefonica Emisiones 6.421% 6/20/16	75,000	79,714
T-Mobile USA 6.125% 1/15/22	36,000	37,260
Verizon Communications
4.40% 11/1/34	20,000	20,440
4.862% 8/21/46	30,000	31,485
5.15% 9/15/23	20,000	22,946
Windstream
7.50% 4/1/23	5,000	4,800
7.75% 10/1/21	10,000	10,025
WPP Finance 2010 5.625% 11/15/43	20,000	23,659

		687,876

Transportation – 0.26%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 # ¿	10,000	10,000
Air Medical Group Holdings 9.25% 11/1/18	9,000	9,495

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Transportation (continued)
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	15,000	$15,113
Aviation Capital Group 144A 6.75% 4/6/21 #	10,000	11,395
Brambles USA 144A 3.95% 4/1/15 #	10,000	10,000
Burlington Northern Santa Fe 3.40% 9/1/24	30,000	31,372
ERAC USA Finance
144A 4.50% 2/15/45 #	5,000	5,079
144A 5.25% 10/1/20 #	20,000	22,848
Norfolk Southern 3.85% 1/15/24	65,000	70,276
United Parcel Service 5.125% 4/1/19	20,000	22,763

		208,341

Utilities – 0.99%
AES
5.50% 3/15/24	17,000	17,043
5.50% 4/15/25	15,000	14,850
Ameren Illinois
3.25% 3/1/25	10,000	10,444
9.75% 11/15/18	35,000	44,473
American Transmission Systems 144A 5.25% 1/15/22 #	45,000	51,776
American Water Capital 3.40% 3/1/25	15,000	15,558
Berkshire Hathaway Energy
3.75% 11/15/23	50,000	53,396
4.50% 2/1/45	5,000	5,466
Calpine 5.375% 1/15/23	10,000	10,050
CMS Energy 6.25% 2/1/20	10,000	11,827
ComEd Financing III 6.35% 3/15/33	20,000	20,657
Dominion Gas Holdings 3.60% 12/15/24	60,000	63,036
DTE Energy 2.40% 12/1/19	15,000	15,261
Dynegy Finance I/II
144A 6.75% 11/1/19 #	5,000	5,181
144A 7.375% 11/1/22 #	5,000	5,275
144A 7.625% 11/1/24 #	25,000	26,281
Electricite de France 144A 4.60% 1/27/20 #	40,000	44,648
Entergy Arkansas 3.70% 6/1/24	5,000	5,363
Entergy Louisiana 4.05% 9/1/23	20,000	21,995

(continues)                                             39

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Great Plains Energy 4.85% 6/1/21	10,000	$11,199
Integrys Energy Group 6.11% 12/1/66 ●	30,000	29,411
IPALCO Enterprises 5.00% 5/1/18	10,000	10,650
ITC Holdings 3.65% 6/15/24	15,000	15,577
LG&E & KU Energy
3.75% 11/15/20	15,000	15,894
4.375% 10/1/21	20,000	22,106
Metropolitan Edison 144A 4.00% 4/15/25 #	5,000	5,234
National Rural Utilities Cooperative Finance
2.85% 1/27/25	15,000	15,135
4.75% 4/30/43 ●	20,000	20,110
NextEra Energy Capital Holdings
2.40% 9/15/19	15,000	15,192
3.625% 6/15/23	5,000	5,242
NiSource Finance 6.125% 3/1/22	15,000	18,040
NV Energy 6.25% 11/15/20	20,000	23,765
Pennsylvania Electric 5.20% 4/1/20	15,000	16,624
Public Service of Oklahoma 5.15% 12/1/19	70,000	79,118
Puget Energy 6.00% 9/1/21	10,000	11,823
SCANA 4.125% 2/1/22	15,000	15,793
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	5,000	5,234
Wisconsin Energy 6.25% 5/15/67 ●	15,000	15,037

		793,764

Total Corporate Bonds (cost $6,940,719)		7,207,718

Municipal Bonds – 0.22%

Atlanta, Georgia Water & Wastewater Revenue 5.00% 11/1/40	10,000	11,531
California State Various Purpose 5.00% 3/1/45	15,000	17,389

	Principal	Value
	amount°	(U.S. $)

Municipal Bonds (continued)

Golden State, California Tobacco Securitization Asset-Backed Senior Notes Series A-1
5.125% 6/1/47	5,000	$3,885
5.75% 6/1/47	10,000	8,475
Golden State, California Tobacco Securitization Enhanced Asset-Backed Series A
5.00% 6/1/40	25,000	28,551
5.00% 6/1/45	10,000	11,365
Maryland State Local Facilities Loan 2nd Series A 5.00% 8/1/21	10,000	12,114
New Jersey State Transportation Trust Fund (Transportation Program) Series AA 5.00% 6/15/44	10,000	10,628
New York City, New York Series I 5.00% 8/1/22	5,000	5,985
New York City, New York Water & Sewer System Series EE 5.00% 6/15/45	15,000	17,221
New York State Thruway Authority Series A 5.00% 5/1/19	10,000	11,448
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43 (AMT)	5,000	6,139
Texas State Transportation Commission (Senior Lien Mobility Fund) Series A 5.00% 10/1/44	25,000	29,219

Total Municipal Bonds (cost $169,745)		173,950

Non-Agency Asset-Backed Securities – 0.28%

Chase Issuance Trust Series 2013-A9 A 0.595% 11/16/20 ●	100,000	100,259
Ford Credit Floorplan Master Owner Trust A Series 2013-3 B 1.14% 6/15/17	5,000	5,007

		Principal	Value
		amount°	(U.S. $)

Non-Agency Asset-Backed Securities (continued)

Trafigura Securitisation Finance Series 2012-1A A 144A 2.575% 10/15/15 #●		120,000	$120,043

Total Non-Agency Asset-Backed Securities (cost $227,224)			225,309

Non-Agency Collateralized Mortgage Obligations – 0.08%

Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		643	663
Series 2005-6 7A1 5.50% 7/25/20		697	702
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35		9,915	9,932
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36		29,052	29,333
Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34 ¿		6,194	6,322
Wells Fargo Mortgage-Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36		4,907	5,040
Series 2006-AR5 2A1 2.691% 4/25/36 ●		12,258	11,504

Total Non-Agency Collateralized Mortgage Obligations (cost $58,252)			63,496

Regional Bonds – 0.02%Δ

Australia – 0.01%
New South Wales Treasury 4.00% 5/20/26	AUD	8,400	7,175
Queensland Treasury 144A 4.75% 7/21/25 #	AUD	3,000	2,668

			9,843

		Principal	Value
		amount°	(U.S. $)

Regional BondsΔ (continued)

Canada – 0.01%
Province of Ontario Canada 3.45% 6/2/45	CAD	12,000	$10,697
			10,697

Total Regional Bonds (cost $21,173)			20,540

Senior Secured Loans – 2.09%«

Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		41,113	41,344
Aramark Tranche E 3.25% 9/7/19		24,250	24,335
Azure Midstream Tranche B 7.50% 11/15/18		8,424	8,014
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		64,275	64,401
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		14,888	13,246
Charter Communications Tranche B 1st Lien 4.25% 9/12/21		65,000	65,604
Community Health Systems Tranche D 4.25% 1/27/21		30,070	30,252
Community Health Systems Tranche F 1st Lien 3.428% 12/31/18		9,453	9,466
Dollar Tree Tranche B 1st Lien 4.25% 3/9/22		50,000	50,586
Drillships Financing Holding Tranche B1 6.00% 3/31/21		14,775	11,318
Energy Transfer Equity 1st Lien 3.25% 12/2/19		15,000	14,825
FCA US Tranche B 1st Lien 3.50% 5/24/17		4,898	4,901
First Data Tranche B 1st Lien
3.674% 3/24/17		40,000	40,029
4.174% 3/24/21		37,510	37,728
Gardner Denver 1st Lien 4.25% 7/30/20		59,848	56,919
HCA Tranche B5 1st Lien 2.928% 3/31/17		53,190	53,273
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20		78,319	78,507
Houghton International 1st Lien 4.00% 12/20/19		87,975	87,902

(continues)                                             41

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

Huntsman International Tranche B 1st Lien 3.75% 10/1/21	74,813	$75,327
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	24,252	24,334
iHeartCommunications Tranche D 6.928% 1/30/19	40,000	38,140
Immucor Tranche B2 5.00% 8/19/18	38,832	39,038
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	62,438	62,274
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21	9,925	9,894
KIK Custom Products 1st Lien 5.50% 4/29/19	58,302	58,338
Landry’s Tranche B 4.00% 4/24/18	17,242	17,295
Level 3 Financing Tranche B 4.00% 1/15/20	35,000	35,124
MPH Acquisition Tranche B 3.75% 3/31/21	14,809	14,788
Neiman Marcus Tranche 1st Lien 4.25% 10/25/20	25,000	24,945
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	19,800	19,330
Novelis Tranche B 3.75% 3/10/17	21,496	21,507
Numericable 4.50% 5/21/20	26,741	26,912
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	23,134	23,233
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	12,900	12,879
Panda Liberty Tranche B 7.50% 8/21/20	5,000	5,038
Republic of Angola (Unsecured) 6.594% 12/16/23	31,000	30,690
Salix Pharmaceuticals Tranche B 5.50% 1/2/20	49,342	49,395
Scientific Games International 6.00% 10/18/20	29,625	29,736
Sensus 2nd Lien 8.50% 5/9/18	25,000	24,625
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	9,899	9,956
Sprouts Farmers 4.00% 4/23/20	17,987	18,062
Univision Communications Tranche C4 4.00% 3/1/20	79,890	79,853

		Principal	Value
		amount°	(U.S. $)

Senior Secured Loans« (continued)

USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		24,440	$24,318
Valeant Pharmaceuticals International Tranche BE 3.50% 8/5/20		60,000	60,056
Wide Open West Finance 4.75% 4/1/19		63,700	63,882
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		80,588	80,808

Total Senior Secured Loans (cost $1,666,531)			1,672,427

Sovereign Bonds – 1.23%Δ

Australia – 0.04%
Australia Government Bond 3.75% 4/21/37	AUD	33,000	29,017

			29,017

Brazil – 0.01%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	23,000	6,850

			6,850

Canada – 0.00%
Canadian Government Bond 2.75% 12/1/48	CAD	3,000	2,818

			2,818

Chile – 0.11%
Chile Government International Bond 5.50% 8/5/20	CLP	50,000,000	85,512

			85,512

Colombia – 0.03%
Colombia Government International Bonds
4.375% 3/21/23	COP	39,000,000	13,718
9.85% 6/28/27	COP	14,000,000	6,993

			20,711

Dominican Republic – 0.13%
Dominican Republic International Bond 144A 6.85% 1/27/45 #		100,000	105,500

			105,500

Indonesia – 0.03%
Indonesia Treasury Bond 8.375% 3/15/24	IDR	347,000,000	28,271

			28,271

		Principal	Value
		amount°	(U.S. $)

Sovereign BondsΔ (continued)

Italy – 0.20%
Italy Buoni Poliennali Del Tesoro
1.35% 4/15/22	EUR	58,000	$64,162
2.50% 12/1/24	EUR	79,000	94,698

			158,860

Ivory Coast – 0.25%
Ivory Coast Government International Bond 144A 6.375% 3/3/28 #		200,000	201,000

			201,000

Kazakhstan – 0.23%
Kazakhstan Government International Bond 144A 3.875% 10/14/24 #		200,000	185,780

			185,780

Mexico – 0.03%
Mexican Bonos 7.50% 6/3/27	MXN	367,000	26,767

			26,767

Norway – 0.02%
Norway Government Bond 2.00% 5/24/23	NOK	100,000	13,032

			13,032

Peru – 0.02%
Peruvian Government International Bond 144A 6.95% 8/12/31 #	PEN	50,000	16,638

			16,638

Poland – 0.01%
Poland Government Bond 3.25% 7/25/25	PLN	17,000	4,878

			4,878

Republic of Korea – 0.02%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	21,374,326	18,613

			18,613

South Africa – 0.05%
South Africa Government Bond 8.00% 1/31/30	ZAR	503,000	40,944

			40,944

Sweden – 0.01%
Sweden Government Bond 1.50% 11/13/23	SEK	35,000	4,475

			4,475

		Principal	Value
		amount°	(U.S. $)

Sovereign BondsΔ (continued)

United Kingdom – 0.03%
United Kingdom Gilt 3.50% 1/22/45	GBP	4,600	$8,548
United Kingdom Gilt Inflation Linked 0.125% 3/22/24 GBP		8,428	13,882

			22,430

Uruguay – 0.01%
Uruguay Government International Bond 5.10% 6/18/50		10,000	10,425

			10,425

Total Sovereign Bonds (cost $991,226)			982,521

Supranational Banks – 0.10%

European Bank for Reconstruction & Development
6.00% 3/3/16	INR	800,000	12,779
7.375% 4/15/19	IDR	120,000,000	9,130
Inter-American Development Bank
6.00% 9/5/17	INR	1,300,000	20,775
7.25% 7/17/17	IDR	120,000,000	9,038
International Bank for Reconstruction & Development
2.465% 9/24/18 ●	AUD	17,000	12,960
4.625% 10/6/21	NZD	17,000	13,292

Total Supranational Banks (cost $83,743)			77,974

U.S. Treasury Obligations – 0.54%

U.S. Treasury Bond 2.50% 2/15/45		235,000	232,870
U.S. Treasury Notes
1.375% 2/29/20		10,000	10,003
1.375% 3/31/20		5,000	5,001
2.00% 2/15/25		100,000	100,641
2.25% 11/15/24		5,000	5,141
5.25% 2/15/29		60,000	82,092

Total U.S. Treasury Obligations (cost $430,805)			435,748

		Number of shares

Preferred Stock – 0.11%

Alabama Power 5.625%		620	15,934

(continues)                                             43

Schedules of investments

Delaware Foundation® Growth Allocation Fund

	Number of	Value
	shares	(U.S. $)

Preferred Stock (continued)

Bank of America 6.10% ●	10,000	$10,169
Integrys Energy Group 6.00% ●	600	16,866
Morgan Stanley 5.55% ●	5,000	5,063
National Retail Properties 5.70%	395	9,855
Public Storage 5.20%	450	10,899
U.S. Bancorp 3.50% ●	25	20,375

Total Preferred Stock (cost $83,866)		89,161

	Principal
	amount°

Short-Term Investments – 3.13%

Discount Notes – 1.45%≠
Federal Home Loan Bank
0.057% 4/8/15	148,015	148,014
0.065% 4/20/15	100,741	100,740
0.07% 4/6/15	627,489	627,486
0.075% 6/4/15	74,272	74,266
0.075% 6/29/15	74,272	74,263
0.095% 7/14/15	141,118	141,093

		1,165,862

Repurchase Agreements – 1.68%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $551,740 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $562,774)	551,740	551,740
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $459,784 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $468,979)	459,783	459,783

	Principal	Value
	amount°	(U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $334,478 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $341,167)	334,477	$334,477

		1,346,000

Total Short-Term Investments (cost $2,511,835)		2,511,862

Total Value of Securities – 100.53% (cost $62,932,815)		$80,587,669

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2015, the aggregate value of Rule 144A securities was $3,030,411, which represents 3.78% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $1,157,173, which represents 1.44% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $59,567, which represents 0.07% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security. The rate shown is the rate as of March 31, 2015. Interest rates reset periodically.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2015.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2015.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(30,440)	USD	23,827	4/30/15	$687
BAML	CAD	(24,099)	USD	19,244	4/30/15	225
BAML	EUR	730	USD	(797)	4/30/15	(12)
BAML	NZD	(34,414)	USD	26,203	4/30/15	551
BNP	AUD	(83,547)	USD	65,423	4/30/15	1,910
BNP	NOK	(197,823)	USD	25,023	4/30/15	486
BNYM	AUD	4,692	USD	(3,647)	4/1/15	(73)
BNYM	EUR	(11,796)	USD	12,648	4/1/15	(39)
BNYM	GBP	2,153	USD	(3,188)	4/1/15	5
BNYM	KRW	(1,263,600)	USD	1,145	4/1/15	5
HSBC	GBP	(6,671)	USD	9,915	4/30/15	21
JPMC	COP	(51,852,976)	USD	20,065	4/30/15	197
JPMC	KRW	(20,878,400)	USD	18,855	4/30/15	47
JPMC	PLN	(14,935)	USD	4,000	4/30/15	64
TD	EUR	(86,268)	USD	93,591	4/30/15	776
TD	JPY	(613,300)	USD	5,127	4/30/15	12

						$4,862

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	E-mini MSCI EAFE
(3)	Index	$(271,477)	$(274,485)	6/22/15	$(3,008)
	E-mini MSCI Emerging
(6)	Markets Index	(281,353)	(291,720)	6/22/15	(10,367)
(3)	E-mini S&P 500 Index	(308,459)	(309,120)	6/22/15	(661)
8	U.S. Treasury 5 yr Notes	960,661	961,687	7/1/15	1,026
	U.S. Treasury 10 yr
3	Notes	385,696	386,719	6/22/15	1,023

		$485,068			$(11,987)

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – BNP Paribas

BNYM – Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

COP – Colombian Peso

CVA – Dutch Certificate

EAFE – Europe Australasia Far East

ETF – Exchange-Traded Fund

EUR – European Monetary Unit

GBP – British Pound Sterling

GDR – Global Depositary Receipt

GNMA – Government National Mortgage Association

HSBC – Hong Kong Shanghai Bank

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

MXN – Mexican Peso

NOK – Norwegian Krone

NVDR – Non-Voting Depositary Receipt

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PIK – Pay-in-kind

PLN – Polish Zloty

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S. Dollar yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

                                             45

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 59.29%

U.S. Markets – 31.95%
Consumer Discretionary – 3.91%
Boot Barn Holdings †	1,765	$42,219
BorgWarner	2,150	130,032
Buffalo Wild Wings †	895	162,210
Century Communications =†	25,000	0
Cheesecake Factory	3,360	165,749
Cinemark Holdings	1,420	63,999
Comcast Class A	4,080	228,745
Del Frisco’s Restaurant Group †	6,725	135,509
Discovery Communications Class A †	7,361	226,424
Discovery Communications Class C †	19,899	586,523
Disney (Walt)	1,050	110,135
DSW Class A	3,520	129,818
Express †	6,045	99,924
Ford Motor	12,610	203,525
G-III Apparel Group †	1,645	185,309
Iconix Brand Group †	4,090	137,710
Jack in the Box	1,990	190,881
Johnson Controls	17,100	862,524
L Brands	9,575	902,827
Liberty Interactive Class A †	38,063	1,111,059
Lowe’s	11,400	848,046
Macy’s	3,430	222,641
Madden (Steven) †	5,780	219,640
McDonald’s	500	48,720
National CineMedia	5,640	85,164
NIKE Class B	6,645	666,693
Nordstrom	2,240	179,917
Popeyes Louisiana Kitchen †	3,170	189,629
Priceline Group †	605	704,311
Regal Entertainment Group Class A	1,320	30,149
Sally Beauty Holdings †	12,837	441,208
Shutterfly †	2,660	120,338
Starbucks	2,730	258,531
Tenneco †	3,150	180,873
Tractor Supply	2,330	198,190
TripAdvisor †	8,410	699,460
Urban Outfitters †	5,200	237,380
Viacom Class B	1,070	73,081
Wynn Resorts	2,171	273,285

		11,352,378

Consumer Staples – 2.35%
Archer-Daniels-Midland	18,000	853,200
Casey’s General Stores	3,555	320,305

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Consumer Staples (continued)
Coca-Cola	2,130	$86,371
CVS Health	10,740	1,108,475
General Mills	3,390	191,874
J&J Snack Foods	1,375	146,713
Kimberly-Clark	1,300	139,243
Kraft Foods Group	13,867	1,207,995
Mondelez International	24,400	880,596
PepsiCo	3,070	293,553
Procter & Gamble	4,010	328,579
Walgreens Boots Alliance	14,895	1,261,309

		6,818,213

Energy – 2.74%
Bonanza Creek Energy †	1,910	47,101
Bristow Group	1,050	57,173
Carrizo Oil & Gas †	2,825	140,261
Chevron	11,310	1,187,324
ConocoPhillips	13,300	828,058
Core Laboratories	930	97,176
Diamondback Energy †	1,715	131,781
EOG Resources	8,115	744,064
Exxon Mobil	3,760	319,600
Halliburton	20,200	886,376
Kinder Morgan	15,437	649,280
Marathon Oil	34,220	893,484
Occidental Petroleum	12,080	881,840
Parsley Energy Class A †	2,670	42,667
Pioneer Energy Services †	3,155	17,100
RigNet †	3,105	88,772
RSP Permian †	1,960	49,372
Schlumberger	1,860	155,198
Williams	14,532	735,174

		7,951,801

Financials – 5.36%
Aflac	3,050	195,231
Allstate	12,100	861,157
American Campus Communities	625	26,794
American Equity Investment Life Holding	5,290	154,098
American Realty Capital Properties	2,175	21,424
American Tower	2,240	210,896
Ameriprise Financial	1,220	159,625
Apartment Investment & Management	1,025	40,344
AvalonBay Communities	750	130,687

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Bank of New York Mellon	21,100	$849,064
BB&T	21,700	846,083
BBCN Bancorp	7,300	105,631
BlackRock	420	153,653
Boston Properties	950	133,456
Brandywine Realty Trust	3,125	49,937
Bryn Mawr Bank	1,340	40,749
Camden Property Trust	450	35,159
Capital One Financial	2,580	203,356
Cardinal Financial	5,825	116,383
Citigroup	5,450	280,784
City Holding	2,755	129,568
Corporate Office Properties Trust	825	24,239
Cousins Properties	2,000	21,200
Crown Castle International	12,297	1,014,994
DCT Industrial Trust	4,808	166,645
DDR	3,575	66,567
Douglas Emmett	1,975	58,875
Duke Realty	3,875	84,359
DuPont Fabros Technology	4,000	130,720
EastGroup Properties	1,790	107,651
EPR Properties	3,420	205,303
Equity LifeStyle Properties	550	30,223
Equity One	1,025	27,357
Equity Residential	1,875	145,987
Essex Property Trust	400	91,960
Evercore Partners Class A	4,515	233,245
Extra Space Storage	525	35,474
Federal Realty Investment Trust	200	29,442
Fidelity & Guaranty Life	5,045	106,954
First Industrial Realty Trust	2,225	47,682
First NBC Bank Holding †	3,310	109,164
First Potomac Realty Trust	1,175	13,971
Flushing Financial	4,740	95,132
General Growth Properties	4,175	123,371
Greenhill	1,755	69,586
Health Care REIT	575	44,482
Healthcare Realty Trust	1,100	30,558
Healthcare Trust of America Class A	1,012	28,194
Highwoods Properties	1,100	50,358
Host Hotels & Resorts	9,825	198,269
Independent Bank @	3,165	138,849
Infinity Property & Casualty @	1,515	124,306
Intercontinental Exchange	3,665	854,935

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Invesco	3,120	$123,833
JPMorgan Chase	6,150	372,567
KeyCorp	10,150	143,724
Kilroy Realty	675	51,415
Kimco Realty	2,025	54,371
Kite Realty Group Trust	5,077	143,019
LaSalle Hotel Properties	4,805	186,722
Lexington Realty Trust	2,375	23,346
Liberty Property Trust	575	20,527
LTC Properties	200	9,200
Macerich	600	50,598
Marsh & McLennan	14,900	835,741
National Retail Properties	4,140	169,616
Old National Bancorp	7,360	104,438
Pebblebrook Hotel Trust	800	37,256
Post Properties	700	39,851
Primerica	2,610	132,849
Prologis	2,725	118,701
Prosperity Bancshares	3,000	157,440
Prudential Financial	1,410	113,237
PS Business Parks	325	26,988
Public Storage	525	103,499
Ramco-Gershenson Properties Trust	8,580	159,588
Raymond James Financial	2,600	147,628
Regency Centers	875	59,535
RLJ Lodging Trust	1,175	36,789
Sabra Health Care REIT	625	20,719
Selective Insurance Group @	4,675	135,809
Simon Property Group	1,625	317,915
SL Green Realty	750	96,285
Sovran Self Storage	1,530	143,728
Spirit Realty Capital	2,975	35,938
State Street	2,260	166,178
Sterling Bancorp	11,275	151,198
Stifel Financial †	2,990	166,693
Strategic Hotels & Resorts †	3,200	39,776
Susquehanna Bancshares	8,570	117,495
Tanger Factory Outlet Centers	1,150	40,446
Taubman Centers	300	23,139
Texas Capital Bancshares †	1,905	92,678
Travelers	2,110	228,154
UDR	1,775	60,403
United Fire Group	3,195	101,505
Urban Edge Properties	550	13,035
Ventas	1,625	118,658
Vornado Realty Trust	1,100	123,200

(continues)                                             47

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Webster Financial	4,305	$159,500
Wells Fargo	6,640	361,216
Western Alliance Bancorp †	5,185	153,683

		15,543,960

Healthcare – 5.30%
AbbVie	4,130	241,770
Acorda Therapeutics †	4,535	150,925
Actavis †	4,072	1,211,804
Air Methods †	3,425	159,571
Akorn †	4,055	192,653
Alkermes †	2,300	140,231
Baxter International	12,600	863,100
Biogen †	1,225	517,244
Cardinal Health	9,500	857,565
Celgene †	16,005	1,845,056
Cepheid †	3,645	207,401
CONMED	3,630	183,279
CryoLife	9,795	101,574
DexCom †	3,410	212,579
Express Scripts Holding †	2,830	245,559
Gilead Sciences †	3,220	315,979
Isis Pharmaceuticals †	2,395	152,490
Johnson & Johnson	9,430	948,658
Ligand Pharmaceuticals Class B †	2,430	187,377
Medicines †	2,345	65,707
Merck	20,050	1,152,474
Merit Medical Systems †	4,975	95,769
Perrigo	3,435	568,664
Pfizer	36,632	1,274,427
Prestige Brands Holdings †	2,865	122,880
Quest Diagnostics	11,100	853,035
Quidel †	5,490	148,120
Spectrum Pharmaceuticals †	10,345	62,794
TESARO †	1,315	75,481
Thermo Fisher Scientific	2,100	282,114
UnitedHealth Group	2,940	347,773
Valeant Pharmaceuticals International †	4,842	961,718
Vanda Pharmaceuticals †	8,830	82,119
Vertex Pharmaceuticals †	1,150	135,666
WellCare Health Plans †	1,860	170,116
West Pharmaceutical Services	4,260	256,495

		15,390,167

Industrials – 2.83%
AAON	7,171	175,905

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Industrials (continued)
Applied Industrial Technologies	3,435	$155,743
Barnes Group	4,395	177,954
Boeing	1,160	174,093
Caterpillar	720	57,622
Columbus McKinnon	5,080	136,855
Continental Building Products †	7,040	159,034
Cummins	770	106,753
Deere	940	82,429
Eaton	1,990	135,201
ESCO Technologies	3,630	141,497
Esterline Technologies †	1,945	222,547
Federal Signal	5,870	92,687
FedEx	1,350	223,357
General Electric	14,210	352,550
Granite Construction	3,908	137,327
Honeywell International	2,020	210,706
Hunt (J.B.) Transport Services	1,250	106,744
Kadant	3,880	204,127
KEYW Holding †	10,895	89,666
Kforce	8,030	179,149
Lockheed Martin	1,010	204,990
MasTec †	1,330	25,669
McGrath RentCorp	4,295	141,348
MYR Group †	3,195	100,131
Nielsen	2,660	118,556
Northrop Grumman	5,300	853,088
On Assignment †	2,935	112,616
Parker-Hannifin	1,150	136,597
Raytheon	7,700	841,225
Republic Services	2,820	114,379
Roadrunner Transportation Systems †	3,145	79,474
Rockwell Collins	860	83,033
Swift Transportation †	3,285	85,476
Tetra Tech	4,095	98,362
Union Pacific	2,520	272,941
United Stationers	4,035	165,395
United Technologies	1,980	232,056
US Ecology	1,825	91,195
WageWorks †	2,410	128,525
Waste Management	15,400	835,142
XPO Logistics †	3,970	180,516

		8,222,660

Information Technology – 7.23%
Accenture Class A	2,710	253,900

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Information Technology (continued)
Adobe Systems †	7,371	$545,012
Anixter International †	1,685	128,279
Apple	4,715	586,687
Applied Micro Circuits †	16,360	83,436
Avago Technologies	1,460	185,391
Broadcom Class A	19,100	826,935
CA	26,045	849,327
Callidus Software †	7,925	100,489
Cisco Systems	36,340	1,000,259
Convergys	6,185	141,451
Coupons.com †	3,945	46,314
eBay †	22,617	1,304,549
Electronic Arts †	13,922	818,822
EMC	7,380	188,633
Endurance International Group Holdings †	1,155	22,014
Equinix	4,871	1,134,212
ExlService Holdings †	2,110	78,492
Facebook Class A †	3,040	249,934
FARO Technologies †	3,140	195,088
Google Class A †	1,574	873,098
Google Class C †	1,050	575,400
GrubHub †	3,675	166,808
Guidewire Software †	2,715	142,836
Intel	31,900	997,513
International Business Machines	330	52,965
InterXion Holding †	4,280	120,696
Intuit	5,642	547,048
j2 Global @	2,420	158,946
MasterCard Class A	13,831	1,194,860
Maxim Integrated Products	5,330	185,537
Microsoft	28,655	1,164,969
NETGEAR †	3,455	113,600
Plantronics	2,350	124,433
Proofpoint †	2,895	171,442
QUALCOMM	26,302	1,823,781
Rofin-Sinar Technologies †	3,270	79,232
salesforce.com †	2,360	157,672
SciQuest †	6,995	118,425
Semtech †	5,520	147,080
SS&C Technologies Holdings	3,020	188,146
Synaptics †	1,910	155,293
TeleTech Holdings	4,550	115,798
Tyler Technologies †	1,085	130,775
Visa Class A	21,250	1,389,963
Xerox	64,700	831,395

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Information Technology (continued)
Yahoo †	4,800	$213,288
Yelp †	6,484	307,017

		20,987,240

Materials – 0.90%
Axiall	3,070	144,106
Boise Cascade †	2,950	110,507
Chemtura †	3,940	107,523
duPont (E.I.) deNemours	11,300	807,611
Eastman Chemical	2,640	182,846
Huntsman	5,600	124,152
Innophos Holdings	1,820	102,575
International Paper	1,960	108,760
Kaiser Aluminum	1,685	129,560
LyondellBasell Industries Class A	1,020	89,556
MeadWestvaco	3,710	185,018
Minerals Technologies	1,755	128,291
Neenah Paper	1,985	124,142
Quaker Chemical	1,545	132,314
Worthington Industries	4,935	131,320

		2,608,281

Telecommunication Services – 0.76%
AT&T	33,730	1,101,285
Atlantic Tele-Network	1,585	109,714
inContact †	13,750	149,875
Verizon Communications	17,400	846,162

		2,207,036

Utilities – 0.57%
Cleco	2,865	156,200
Edison International	14,720	919,558
MDU Resources Group	4,380	93,469
NorthWestern	2,710	145,771
OGE Energy	3,950	124,859
Sempra Energy	1,410	153,718
South Jersey Industries	870	47,224

		1,640,799

Total U.S. Markets (cost $54,309,717)		92,722,535

Developed Markets – 19.55%§
Consumer Discretionary – 3.12%
adidas	2,820	222,718
Cie Financiere Richemont Class A	1,490	119,723
Compass Group	11,430	198,410
Daimler	2,250	216,118

(continues)                                             49

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Consumer Discretionary (continued)
Denso	4,400	$200,542
Hennes & Mauritz Class B	4,780	193,676
Husqvarna Class B	19,200	139,078
Jardine Cycle & Carriage	4,000	119,471
Kering	2,352	459,240
LVMH Moet Hennessy Louis Vuitton	825	145,213
Nitori Holdings	16,648	1,126,774
Panasonic	14,700	193,009
Publicis Groupe	4,026	310,690
Reed Elsevier	8,150	203,116
Sekisui Chemical	16,000	207,565
Shimamura	2,000	185,211
Singapore Press Holdings	40,000	122,098
Sodexo	1,600	156,082
Sumitomo Electric Industries	14,200	186,109
Sumitomo Rubber Industries	41,800	770,386
Swatch Group	420	177,621
Techtronic Industries	164,000	552,909
Toyota Motor	22,789	1,590,492
USS	10,900	188,316
Volkswagen	700	180,019
William Hill	27,000	148,259
Yue Yuen Industrial Holdings	209,000	739,534

		9,052,379

Consumer Staples – 2.60%
Anheuser-Busch InBev	2,420	295,695
Aryzta †	14,756	904,583
Asahi Group Holdings	6,000	190,219
British American Tobacco	8,570	443,774
Carlsberg Class B	7,989	658,739
Chocoladefabriken Lindt & Sprungli Class PC	28	149,873
Coca-Cola Amatil	64,042	524,300
Diageo	7,420	205,040
Heineken	2,620	200,013
Henkel	1,570	162,043
Japan Tobacco	23,200	733,343
Jeronimo Martins	12,900	162,361
Kao	4,400	219,673
Kerry Group Class A	2,500	168,039
Koninklijke Ahold	8,410	165,757
L’Oreal	1,160	213,701
Nestle	7,100	534,647
Reckitt Benckiser Group	1,840	158,061
Tesco	181,206	646,803

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Consumer Staples (continued)
Treasury Wine Estates	39,700	$154,241
Unilever	6,750	281,624
Unilever CVA	4,700	196,438
Wesfarmers	5,460	182,319

		7,551,286

Energy – 0.60%
Amec Foster Wheeler	11,050	147,806
CGG †	15,300	86,827
Neste Oil	6,980	183,189
Saipem †	30,353	308,808
Subsea 7	5,657	48,584
Suncor Energy	16,300	476,267
TOTAL	9,606	477,574

		1,729,055

Financials – 3.20%
AIA Group	28,600	179,565
AXA	44,239	1,113,667
Banco Espirito Santo Class R =†	285,000	0
Bank Leumi Le-Israel BM †	51,900	192,382
Bank of Ireland †	400,000	152,648
City Developments	16,000	117,271
Commonwealth Bank of Australia	4,930	349,665
Credit Agricole	12,200	179,312
Daito Trust Construction	1,600	178,635
Daiwa Securities Group	16,000	125,929
ING Groep CVA †	49,673	727,744
Intesa Sanpaolo	61,500	208,770
Investor Class B	5,650	224,910
Mitsubishi UFJ Financial Group	181,473	1,123,750
Nordea Bank	87,846	1,070,012
Prudential	13,500	334,997
QBE Insurance Group	19,900	196,695
Schroders	3,800	180,005
Seven Bank	36,000	177,477
Sony Financial Holdings	11,600	186,567
Standard Chartered	60,944	987,059
Swire Properties	39,800	129,264
UBS Group †	15,620	301,695
UniCredit	124,689	845,710

		9,283,729

Healthcare – 3.51%
Bayer	2,420	362,138
GlaxoSmithKline	14,900	342,986

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Healthcare (continued)
ICON †	2,845	$200,658
Indivior †	33,350	93,992
Merck	1,660	185,818
Miraca Holdings	3,700	170,072
Novartis	21,457	2,117,816
Novo Nordisk ADR	16,897	902,131
Novo Nordisk Class B	8,980	479,383
QIAGEN †	7,150	179,458
Roche Holding	2,200	604,543
Sanofi	10,623	1,049,313
Smith & Nephew	12,900	219,958
Sonic Healthcare	9,000	139,814
STADA Arzneimittel	17,519	583,044
Sumitomo Dainippon Pharma	15,300	181,186
Teva Pharmaceutical Industries ADR	38,000	2,367,400

		10,179,710

Industrials – 3.07%
ABB †	11,430	242,476
Aggreko	6,660	150,647
AP Moeller – Maersk	85	177,668
Boskalis Westminster	3,200	157,753
Cathay Pacific Airways	68,000	157,355
Cie de Saint-Gobain	3,350	147,117
Cobham	30,100	135,587
Deutsche Lufthansa	8,350	116,944
Deutsche Post	27,753	864,802
East Japan Railway	9,441	756,419
Elbit Systems	3,370	242,339
Ferrovial	8,650	183,951
Fuji Electric	36,000	169,820
ITOCHU	81,849	885,612
JTEKT	8,900	138,741
Koninklijke Philips	34,325	973,980
Legrand	2,700	146,280
Meggitt	79,543	646,556
Mitsubishi Electric	16,000	189,912
Mitsubishi Heavy Industries	29,000	159,539
Rexel	18,369	346,426
Schneider Electric	2,040	158,780
Singapore Airlines	16,000	139,300
THK	6,700	170,224
Travis Perkins	6,080	175,542
Vinci	13,678	781,620
WestJet Airlines Class VV @	14,014	328,485

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Industrials (continued)
Yamato Holdings	7,800	$179,750

		8,923,625

Information Technology – 1.39%
Amadeus IT Holding	3,200	137,168
CGI Group Class A †	25,204	1,068,929
Computershare	17,000	164,309
Ericsson Class B	17,300	217,202
Hitachi	31,000	211,690
Infineon Technologies	18,900	224,894
NICE Systems	2,960	180,602
Playtech	29,396	338,113
SAP	3,980	287,717
Seiko Epson	10,400	184,167
Teleperformance	12,351	846,593
Trend Micro	4,900	161,431

		4,022,815

Materials – 1.21%
Air Liquide	2,040	262,677
Anglo American ADR	9,700	72,313
Arkema	2,330	184,561
AuRico Gold	57,422	158,668
BASF	1,450	143,570
BHP Billiton	9,700	225,452
EMS-Chemie Holding	415	168,755
Israel Chemicals	21,150	150,153
Johnson Matthey	2,840	142,288
Orica	9,800	148,806
Rexam	84,343	722,824
Rio Tinto	15,647	645,212
Shin-Etsu Chemical	2,800	182,776
Toray Industries	20,000	167,372
Yamana Gold	39,583	141,876

		3,517,303

Telecommunication Services – 0.66%
BT Group	28,700	186,482
KDDI	6,000	135,533
Nippon Telegraph & Telephone	15,443	953,153
Tele2 Class B	52,455	627,408

		1,902,576

Utilities – 0.19%
National Grid	26,447	339,993

(continues)                                             51

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Utilities (continued)
Tokyo Gas	36,000	$226,285

		566,278

Total Developed Markets (cost $46,257,028)		56,728,756

Emerging Markets X – 7.79%
Consumer Discretionary – 0.45%
Arcos Dorados Holdings @	17,100	84,303
Grupo Televisa ADR †	16,350	539,713
Hyundai Motor	946	143,331
LG Electronics	2,660	141,056
Mahindra & Mahindra	11,233	214,253
Woolworths Holdings	25,607	181,575

		1,304,231

Consumer Staples – 0.96%
Anadolu Efes Biracilik Ve Malt Sanayii †	23,814	198,662
BRF ADR	11,360	224,701
China Mengniu Dairy	49,000	260,401
Cia Brasileira de Distribuicao ADR	4,800	143,136
Cia Cervecerias Unidas ADR	5,600	116,256
Fomento Economico Mexicano ADR †	3,025	282,837
Hypermarcas †	51,200	316,150
Lotte Chilsung Beverage @	200	311,002
Lotte Confectionery @	133	214,053
Tingyi Cayman Islands Holding	69,816	150,314
Tsingtao Brewery	22,162	148,606
Uni-President China Holdings @	368,000	243,509
Wal-Mart de Mexico Class V	78,072	194,586

		2,804,213

Energy – 1.06%
Cairn India	32,135	110,521
China Petroleum & Chemical	176,850	140,934
CNOOC ADR	1,140	161,675
Gazprom ADR @	45,108	212,336
Lukoil ADR	5,000	229,650
PetroChina ADR	1,600	177,936
Petroleo Brasileiro ADR †	41,600	250,016
Polski Koncern Naftowy Orlen	8,897	138,859
PTT-Foreign	22,791	226,160
Reliance Industries GDR 144A #	33,494	885,916
Rosneft GDR @	29,943	128,445

	Number of shares	Value (U.S. $)

Common Stock (continued)

Emerging Markets X (continued)
Energy (continued)
Sasol ADR	5,000	$170,200
Tambang Batubara Bukit Asam Persero	121,400	99,534
YPF ADR	5,300	145,485

		3,077,667

Financials – 1.28%
Akbank	77,322	226,865
Banco Santander Brasil ADR	31,650	139,577
Bangkok Bank	35,661	201,988
China Construction Bank	335,449	278,418
Etalon Group GDR 144A #@=	16,400	35,014
Grupo Financiero Banorte Class O	20,100	116,563
ICICI Bank ADR	32,400	335,664
Industrial & Commercial Bank of China	404,800	299,423
Itau Unibanco Holding ADR	22,984	254,203
KB Financial Group ADR †	9,489	333,458
Powszechna Kasa
Oszczednosci Bank Polski	10,125	90,603
Reliance Capital	16,328	111,388
Remgro	9,712	212,566
Samsung Life Insurance	2,635	229,405
Sberbank @=	120,764	130,457
Shinhan Financial Group	6,686	251,310
Standard Bank Group	24,716	341,602
UEM Sunrise @	320,019	118,969

		3,707,473

Industrials – 0.22%
America Latina Logistica	19,019	23,953
Empresas ICA ADR †	17,000	55,420
Gol Linhas Aereas Inteligentes ADR †	25,900	62,937
KCC @	929	473,395
Santos Brasil Participacoes	8,000	27,368

		643,073

Information Technology – 1.93%
Baidu ADR †	7,942	1,655,113
Hon Hai Precision Industry	114,735	336,243
LG Display ADR †	14,100	201,771
MediaTek	21,000	283,957
Samsung Electronics	1,166	1,512,723
Samsung SDI	1,157	142,166
SINA †	4,900	157,584
Sohu.com @†	7,200	383,976

	Number of shares	Value (U.S. $)

Common Stock (continued)

Emerging Markets X (continued)
Information Technology (continued)
Taiwan Semiconductor Manufacturing	66,069	$307,423
Taiwan Semiconductor Manufacturing ADR	12,100	284,108
United Microelectronics	387,000	191,975
WNS Holdings ADR †	5,775	140,448

		5,597,487

Materials – 0.61%
Anglo American Platinum †	3,274	80,162
Braskem ADR	14,175	98,375
Cemex ADR †	33,266	315,029
Cemex Latam Holdings †	12,398	64,374
Fibria Celulose ADR †	22,790	322,023
Gerdau @	11,800	28,095
Gerdau ADR	15,400	49,280
Impala Platinum Holdings †	6,692	32,365
Nine Dragons Paper Holdings	137,000	85,667
Siam Cement NVDR	6,600	103,802
Siam Cement-Foreign	8,400	131,616
Sociedad Quimica y Minera de Chile ADR	4,900	89,425
Ultratech Cement	5,536	255,939
Vale ADR	20,225	114,271

		1,770,423

Telecommunication Services – 1.28%
America Movil ADR	9,600	196,416
China Mobile	40,921	533,299
China Mobile ADR	6,125	398,309
KT ADR †	10,550	137,994
MegaFon GDR	10,028	159,587
Mobile Telesystems ADR	8,400	84,840
MTN Group	11,815	199,198
Reliance Communications †	52,349	49,828
SK Telecom ADR	37,200	1,012,212
Telefonica Brasil ADR	10,905	166,737
Tim Participacoes ADR	25,300	419,474
Turkcell Iletisim Hizmetleri ADR †	12,350	160,921
Vodacom Group	18,060	197,298

		3,716,113

Total Emerging Markets (cost $21,790,433)		22,620,680

Total Common Stock (cost $122,357,178)		172,071,971

	Number of shares	Value (U.S. $)

Convertible Preferred Stock – 0.23%

Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	900	$39,456
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	1,950	29,768
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	38	43,591
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	43	37,249
Dominion Resources 6.125% exercise price $65.06, expiration date 4/1/16	715	40,154
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	360	39,294
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	500	24,325
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	59	17,420
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	55	81,929
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	49	65,317
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	2,235	77,778
Maiden Holdings 7.25% exercise price $15.35, expiration date 9/15/16	1,287	67,362
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	626	23,866
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	552	32,380
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	50	61,150

Total Convertible Preferred Stock (cost $781,241)		681,039

(continues)                                             53

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Number of shares	Value (U.S. $)

Exchange-Traded Funds – 0.13%

iShares MSCI EAFE Growth Index ETF	4,030	$282,301
iShares MSCI EAFE Index ETF	365	23,422
Vanguard FTSE Developed Markets ETF	1,415	56,359

Total Exchange-Traded Funds (cost $346,430)		362,082

	Principal amount°

Agency Asset-Backed Securities – 0.03%

Fannie Mae Grantor Trust Series 2003-T4 2A5 5.289% 9/26/33	62,045	67,974
Fannie Mae REMIC Trust Series 2002-W11 AV1 0.514% 11/25/32 ●	5,197	4,771

Total Agency Asset-Backed Securities (cost $66,742)		72,745

Agency Collateralized Mortgage Obligations – 0.32%

Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	24,417	27,883
Series 2003-26 AT 5.00% 11/25/32	35,170	36,296
Series 2010-41 PN 4.50% 4/25/40	120,000	131,432
Series 2010-96 DC 4.00% 9/25/25	4,810	5,087
Series 2012-122 SD 5.926% 11/25/42 ●∑	181,182	44,028
Series 2013-26 ID 3.00% 4/25/33 ∑	247,790	37,265
Series 2013-38 AI 3.00% 4/25/33 ∑	240,029	34,008
Series 2013-44 DI 3.00% 5/25/33 ∑	743,172	109,899
Series 2014-36 ZE 3.00% 6/25/44	97,402	90,094
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	18,145	20,702
Series 4065 DE 3.00% 6/15/32	30,000	30,829
Series 4185 LI 3.00% 3/15/33 ∑	184,270	28,344
Series 4191 CI 3.00% 4/15/33 ∑	87,010	11,840

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

GNMA Series 2010-113 KE 4.50% 9/20/40	295,000	$330,022

Total Agency Collateralized Mortgage Obligations (cost $911,921)		937,729

Agency Mortgage-Backed Securities – 7.45%

Fannie Mae 6.50% 8/1/17	6,803	7,029
Fannie Mae ARM
2.42% 5/1/43 ●	77,693	79,444
2.546% 6/1/43 ●	27,896	28,634
3.196% 4/1/44 ●	110,560	115,353
3.266% 3/1/44 ●	105,853	110,804
3.31% 9/1/43 ●	80,992	84,949
Fannie Mae Relocation 30 yr 5.00% 1/1/36	4,263	4,692
Fannie Mae S.F. 15 yr
2.50% 2/1/28	269,534	277,547
3.50% 7/1/26	78,378	83,610
4.00% 4/1/24	22,561	23,894
4.00% 5/1/25	39,309	41,797
4.00% 6/1/25	136,467	145,088
4.00% 11/1/25	182,527	196,916
4.00% 12/1/26	65,260	69,155
4.00% 1/1/27	398,386	428,482
4.00% 5/1/27	143,685	153,151
4.00% 8/1/27	78,938	83,895
4.50% 4/1/18	6,181	6,481
5.00% 9/1/18	10,608	11,158
5.50% 6/1/22	2,197	2,309
Fannie Mae S.F. 15 yr TBA 2.50% 5/1/30	452,000	463,282
Fannie Mae S.F. 20 yr
3.00% 2/1/33	9,275	9,614
3.00% 8/1/33	70,672	73,261
3.50% 4/1/33	13,001	13,751
3.50% 9/1/33	51,655	55,177
4.00% 1/1/31	17,616	18,973
4.00% 2/1/31	52,671	56,723
5.00% 11/1/23	5,501	6,110
5.50% 8/1/28	11,638	13,096
5.50% 12/1/29	7,830	8,811
6.00% 9/1/29	41,177	46,896
Fannie Mae S.F. 30 yr
3.00% 7/1/42	68,212	69,907
3.00% 10/1/42	1,078,620	1,105,563
3.00% 12/1/42	176,000	180,395

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
3.00% 2/1/43	44,800	$45,915
3.00% 4/1/43	269,704	276,309
3.00% 5/1/43	169,759	173,883
4.50% 7/1/41	44,626	48,928
4.50% 1/1/42	87,785	95,723
4.50% 9/1/42	805,473	882,954
4.50% 12/1/43	13,270	14,466
4.50% 5/1/44	63,166	69,019
4.50% 6/1/44	103,242	112,984
5.00% 7/1/35	28,442	31,644
5.00% 10/1/35	15,808	17,586
5.00% 11/1/35	31,993	35,603
5.00% 4/1/37	17,811	19,826
5.50% 12/1/32	3,665	4,152
5.50% 2/1/33	53,323	60,413
5.50% 4/1/34	19,362	21,924
5.50% 11/1/34	20,273	22,961
5.50% 12/1/34	124,673	141,114
5.50% 3/1/35	37,883	42,786
5.50% 4/1/35	99,510	112,533
5.50% 5/1/35	32,539	36,784
5.50% 6/1/35	14,800	16,661
5.50% 1/1/36	11,447	12,938
5.50% 4/1/36	43,263	48,695
5.50% 5/1/36	9,238	10,423
5.50% 7/1/36	5,566	6,295
5.50% 11/1/36	14,931	16,821
5.50% 1/1/37	61,194	68,922
5.50% 2/1/37	14,237	16,033
5.50% 4/1/37	127,166	143,207
5.50% 8/1/37	52,088	58,863
5.50% 1/1/38	1,401	1,576
5.50% 2/1/38	35,653	40,300
5.50% 3/1/38	37,049	42,091
5.50% 6/1/38	136,626	153,742
5.50% 9/1/38	194,561	219,613
5.50% 1/1/39	55,351	62,420
5.50% 2/1/39	210,831	238,251
5.50% 10/1/39	176,971	199,140
5.50% 7/1/40	52,686	59,309
5.50% 9/1/41	602,524	678,031
6.00% 5/1/36	55,572	63,515
6.00% 6/1/36	6,487	7,418
6.00% 12/1/36	7,557	8,686
6.00% 2/1/37	21,692	24,777
6.00% 5/1/37	61,039	69,650
6.00% 6/1/37	3,993	4,602
6.00% 7/1/37	4,006	4,599

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 8/1/37	91,111	$104,555
6.00% 9/1/37	7,726	8,823
6.00% 11/1/37	10,007	11,513
6.00% 5/1/38	96,456	110,060
6.00% 7/1/38	2,728	3,112
6.00% 9/1/38	117,814	134,798
6.00% 10/1/38	85,244	97,396
6.00% 11/1/38	17,150	19,619
6.00% 1/1/39	36,093	41,265
6.00% 9/1/39	302,545	345,303
6.00% 3/1/40	29,931	34,156
6.00% 7/1/40	122,874	140,186
6.00% 9/1/40	26,892	30,697
6.00% 11/1/40	11,021	12,700
6.00% 5/1/41	172,318	196,875
6.50% 2/1/36	23,749	28,650
7.50% 6/1/31	16,339	20,614
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/45	5,489,000	5,598,244
3.50% 5/1/45	1,879,000	1,968,766
4.50% 5/1/45	2,025,000	2,203,612
Freddie Mac ARM
2.249% 7/1/36 ●	18,217	19,425
2.307% 4/1/34 ●	6,448	6,852
2.532% 1/1/44 ●	222,128	229,135
Freddie Mac S.F. 15 yr
2.50% 3/1/28	39,945	41,075
4.00% 12/1/24	30,626	32,584
4.00% 5/1/25	11,260	11,991
4.00% 8/1/25	25,825	27,510
4.50% 8/1/24	65,326	70,438
4.50% 7/1/25	12,726	13,721
4.50% 6/1/26	30,092	32,458
4.50% 9/1/26	37,314	40,295
5.00% 6/1/18	11,789	12,388
Freddie Mac S.F. 20 yr 3.50% 1/1/34	92,188	97,243
Freddie Mac S.F. 30 yr
3.00% 10/1/42	80,018	81,840
3.00% 11/1/42	88,215	90,467
4.50% 10/1/39	42,022	45,849
4.50% 4/1/41	199,056	217,578
5.50% 3/1/34	7,840	8,847
5.50% 12/1/34	7,406	8,373
5.50% 6/1/36	5,055	5,688
5.50% 11/1/36	10,801	12,092
5.50% 12/1/36	2,538	2,849

(continues)                                             55

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 9/1/37	9,577	$10,750
5.50% 4/1/38	31,796	35,687
5.50% 6/1/38	6,403	7,188
5.50% 7/1/38	35,129	39,409
5.50% 6/1/39	34,904	39,153
5.50% 3/1/40	27,455	30,818
5.50% 8/1/40	31,024	34,795
5.50% 1/1/41	29,745	33,327
5.50% 6/1/41	187,502	210,127
6.00% 2/1/36	16,480	18,926
6.00% 1/1/38	10,419	11,826
6.00% 6/1/38	29,342	33,378
6.00% 8/1/38	60,846	69,461
6.00% 5/1/40	12,337	14,030
6.00% 7/1/40	61,800	70,614
6.50% 4/1/39	45,523	52,150
7.00% 11/1/33	16,169	19,870
GNMA I S.F. 30 yr
5.00% 6/15/40	15,067	16,804
7.50% 9/15/31	16,736	18,202

Total Agency Mortgage-Backed Securities (cost $21,344,659)		21,606,189

Commercial Mortgage-Backed Securities – 2.11%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	30,000	30,822
Series 2006-4 A4 5.634% 7/10/46	124,178	128,766
Series 2007-4 AM 5.821% 2/10/51 ●	80,000	86,921
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR4 A3 5.468% 6/11/41 ●	1,105	1,105
Series 2007-PWR18 A4 5.70% 6/11/50	55,000	59,531
CD Commercial Mortgage Trust
Series 2005-CD1 AM 5.225% 7/15/44 ●	130,000	132,004
Series 2005-CD1 C 5.225% 7/15/44 ●	35,000	35,501

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	115,000	$122,669
Series 2015-GC27 A5 3.137% 2/10/48	40,000	40,963
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	65,000	70,237
Series 2014-CR20 A4 3.59% 11/10/47	175,000	186,170
Series 2014-CR20 AM 3.938% 11/10/47	95,000	101,460
Series 2014-CR21 A3 3.528% 12/10/47	100,000	105,872
Series 2015-3BP A 144A 3.178% 2/10/35 #	300,000	307,063
Series 2015-DC1 A5 3.35% 2/10/48	55,000	57,351
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	50,000	52,733
Credit Suisse First Boston Mortgage Securities Series 2005-C5 AM 5.10% 8/15/38 ●	65,000	65,497
DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.558% 11/10/46 #●	130,000	147,522
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.618% 11/25/49 #●	70,000	76,798
Series 2011-K15 B 144A 4.932% 8/25/44 #●	10,000	11,121
Series 2011-K702 B 144A 4.771% 4/25/44 #●	30,000	32,227
Series 2011-K703 B 144A 4.884% 7/25/44 #●	25,000	26,999
Series 2012-K19 B 144A 4.037% 5/25/45 #●	25,000	26,710
Series 2012-K22 B 144A 3.687% 8/25/45 #●	95,000	98,683
Series 2012-K22 C 144A 3.687% 8/25/45 #●	70,000	70,689
Series 2012-K707 B 144A 3.883% 1/25/47 #●	35,000	36,685
Series 2012-K708 B 144A 3.761% 2/25/45 #●	115,000	120,044
Series 2012-K708 C 144A 3.761% 2/25/45 #●	25,000	25,604

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2012-K711 B 144A 3.562% 8/25/45 #●	15,000	$15,651
Series 2013-K26 C 144A 3.60% 12/25/45 #●	45,000	45,106
Series 2013-K30 C 144A 3.556% 6/25/45 #●	75,000	74,003
Series 2013-K31 C 144A 3.627% 7/25/46 #●	155,000	154,587
Series 2013-K33 B 144A 3.504% 8/25/46 #●	80,000	81,882
Series 2013-K33 C 144A 3.504% 8/25/46 #●	50,000	49,493
Series 2013-K712 B 144A 3.369% 5/25/45 #●	135,000	138,904
Series 2013-K713 B 144A 3.165% 4/25/46 #●	190,000	193,671
Series 2013-K713 C 144A 3.165% 4/25/46 #●	115,000	114,042
Series 2014-K716 C 144A 3.954% 8/25/47 #●	55,000	56,311
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	100,000	105,671
GS Mortgage Securities Trust Series 2010-C1 A2 144A 4.592% 8/10/43 #	615,000	686,746
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	525,000	526,194
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	150,000	151,906
Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	165,000	166,752
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	141,733	141,657
Series 2014-C22 B 4.562% 9/15/47 ●	35,000	38,236
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.724% 8/12/37 ●	40,000	43,443
Series 2005-LDP4 AJ 5.04% 10/15/42 ●	150,000	151,110
Series 2005-LDP5 D 5.382% 12/15/44 ●	65,000	66,373
Series 2006-LDP8 AM 5.44% 5/15/45	125,000	131,288

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	9,665	$9,832
Series 2006-C6 AJ 5.452% 9/15/39 ●	133,000	139,480
Series 2006-C6 AM 5.413% 9/15/39	90,000	94,978
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	50,000	54,528
Series 2014-C19 AS 3.832% 12/15/47	30,000	31,662
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.204% 11/14/42 ●	105,000	106,335
Series 2005-HQ7 C 5.204% 11/14/42 ●	125,000	125,785
Series 2006-T21 AM 5.204% 10/12/52 ●	95,000	97,413
WFRBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	65,000	71,038

Total Commercial Mortgage-Backed Securities (cost $6,060,585)		6,121,824

Convertible Bonds – 0.61%

Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	106,000	104,476
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	28,000	30,520
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	33,000	50,139
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	90,000	93,881
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	49,000	45,784

(continues)                                             57

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	66,000	$63,896
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	46,000	45,741
Cemex 3.25% exercise price $9.65, expiration date 3/9/16	55,000	61,841
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18	21,000	20,304
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	41,000	50,456
General Cable 4.50% exercise price $34.47, expiration date 11/15/29 φ	73,000	58,172
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	16,000	68,960
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	21,000	46,476
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	58,000	67,063
Lexington Realty Trust 144A 6.00% exercise price $6.60, expiration date 1/11/30 #	27,000	39,201
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	82,000	114,851
Liberty Interactive 144A 1.00% exercise price $64.31, expiration date 9/28/43 #	62,000	60,915
Microchip Technology 144A 1.625% exercise price $68.17, expiration date 2/13/25 #	10,000	10,431
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	19,000	84,562
Novellus Systems 2.625% exercise price $34.78, expiration date 5/14/41	33,000	67,547

		Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

NuVasive 2.75% exercise price $42.13, expiration date 6/30/17		73,000	$91,524
NXP Semiconductors 144A 1.00% exercise price $102.84, expiration date 11/27/19 #		39,000	46,654
Oclaro 144A 6.00% exercise price $1.95, expiration date 2/14/20 #		13,000	15,901
Peabody Energy 4.75% exercise price $57.15, expiration date 12/15/41		94,000	33,664
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #		40,000	41,300
SanDisk 1.50% exercise price $51.16, expiration date 8/11/17		32,000	43,740
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18		21,000	19,307
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21		62,000	62,078
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19		21,000	14,595
TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19 #		65,000	64,919
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #		77,000	46,970
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20		60,000	64,575
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 ●		26,000	36,782

Total Convertible Bonds (cost $1,619,986)			1,767,225

Corporate Bonds – 19.88%

Banking – 2.03%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	51,000	42,087

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Bank of America 4.25% 10/22/26		215,000	$222,257
Bank of New York Mellon 2.15% 2/24/20		25,000	25,221
BB&T
2.45% 1/15/20		125,000	127,241
5.25% 11/1/19		169,000	191,294
BBVA Banco Continental 144A 5.00% 8/26/22 #		70,000	74,760
BBVA Bancomer 144A 6.50% 3/10/21 #		150,000	166,782
City National 5.25% 9/15/20		100,000	114,925
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	80,000	10,370
4.25% 1/13/22	AUD	22,000	17,677
Credit Suisse 144A 6.50% 8/8/23 #		250,000	286,072
Export-Import Bank of China 144A 2.50% 7/31/19 #		200,000	202,895
Goldman Sachs Group
2.60% 4/23/20		270,000	273,189
5.20% 12/17/19	NZD	106,000	81,205
HSBC Holdings 6.375% 3/29/49 ●		400,000	410,000
JPMorgan Chase
0.886% 1/28/19 ●		45,000	45,126
4.125% 12/15/26		200,000	207,821
4.25% 11/2/18	NZD	110,000	82,642
6.75% 1/29/49 ●		75,000	81,750
KeyBank 5.45% 3/3/16		290,000	301,801
Morgan Stanley
4.35% 9/8/26		145,000	152,204
5.00% 9/30/21	AUD	24,000	19,595
MUFG Americas Holdings
2.25% 2/10/20		80,000	80,245
3.00% 2/10/25		165,000	163,478
National City Bank 0.634% 6/7/17 ●		250,000	248,911
Northern Trust 3.95% 10/30/25		90,000	96,811
PNC Bank 3.30% 10/30/24		250,000	260,047
PNC Preferred Funding Trust II 144A 1.493% 3/29/49 #●		300,000	276,000
Santander Holdings USA 3.45% 8/27/18		90,000	93,729
Santander UK 144A 5.00% 11/7/23 #		200,000	215,751
State Street 3.10% 5/15/23		65,000	65,865

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
SunTrust Bank 0.553% 8/24/15 ●		125,000	$124,964
SunTrust Banks 2.35% 11/1/18		50,000	50,820
USB Capital IX 3.50% 10/29/49 ●		235,000	195,638
USB Realty 144A 1.40% 12/29/49 #●		100,000	91,500
Wells Fargo 5.875% 12/29/49 ●		50,000	53,010
Woori Bank
144A 2.875% 10/2/18 #		200,000	205,713
144A 4.75% 4/30/24 #		400,000	428,347
Zions Bancorp 4.50% 6/13/23		100,000	105,933

			5,893,676

Basic Industry – 1.60%
AK Steel 7.625% 5/15/20		55,000	47,575
ArcelorMittal 10.60% 6/1/19		145,000	177,897
BHP Billiton Finance USA 3.25% 11/21/21		115,000	120,300
Builders FirstSource 144A 7.625% 6/1/21 #		45,000	45,450
Cemex
144A 4.375% 3/5/23 #	EUR	100,000	107,948
144A 7.25% 1/15/21 #		200,000	214,000
CF Industries
6.875% 5/1/18		195,000	222,460
7.125% 5/1/20		81,000	97,707
Dow Chemical
3.50% 10/1/24		55,000	55,962
8.55% 5/15/19		611,000	765,668
FMG Resources August 2006
144A 6.875% 4/1/22 #		186,000	138,105
144A 8.25% 11/1/19 #		29,000	25,049
Freeport-McMoRan Oil & Gas 6.50% 11/15/20		61,000	64,889
Georgia-Pacific
144A 3.60% 3/1/25 #		40,000	41,088
8.00% 1/15/24		270,000	358,824
Gerdau Holdings 144A 7.00% 1/20/20 #		100,000	107,250
Grace (W.R.) 144A 5.125% 10/1/21 #		45,000	46,800
Immucor 11.125% 8/15/19		120,000	129,450
Inversiones 144A 6.125% 11/5/19 #		100,000	111,300
LSB Industries 7.75% 8/1/19		30,000	31,425

(continues)                                             59

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Lundin Mining 144A 7.50% 11/1/20 #	65,000	$67,600
LYB International Finance 4.875% 3/15/44	10,000	10,784
LyondellBasell Industries 4.625% 2/26/55	250,000	250,069
Methanex 4.25% 12/1/24	125,000	126,895
Nortek 8.50% 4/15/21	100,000	107,500
NOVA Chemicals 144A 5.00% 5/1/25 #	154,000	161,315
Novelis 8.75% 12/15/20	80,000	86,100
OCP 144A 5.625% 4/25/24 #	400,000	436,500
PolyOne 5.25% 3/15/23	60,000	62,550
Potash of Saskatchewan 3.00% 4/1/25	85,000	85,292
PPG Industries 2.30% 11/15/19	80,000	80,993
Rockwood Specialties Group 4.625% 10/15/20	70,000	73,063
Ryerson
9.00% 10/15/17	55,000	55,687
11.25% 10/15/18	14,000	14,280
TPC Group 144A 8.75% 12/15/20 #	60,000	55,200
Yamana Gold 4.95% 7/15/24	70,000	68,951

		4,651,926

Brokerage – 0.06%
Jefferies Group
5.125% 1/20/23	40,000	41,587
6.45% 6/8/27	50,000	54,250
6.50% 1/20/43	30,000	29,945
Lazard Group 6.85% 6/15/17	38,000	42,238

		168,020

Capital Goods – 0.57%
Accudyne Industries 144A 7.75% 12/15/20 #	150,000	134,625
Algeco Scotsman Global Finance 144A 8.50% 10/15/18 #	340,000	338,725
Berry Plastics 5.50% 5/15/22	55,000	56,581
BWAY Holding 144A 9.125% 8/15/21 #	125,000	130,625
Consolidated Container 144A 10.125% 7/15/20 #	45,000	39,375
Crane 2.75% 12/15/18	30,000	30,782

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Crane 4.45% 12/15/23		130,000	$139,365
Gates Global 144A 6.00% 7/15/22 #		110,000	104,363
Lockheed Martin 3.80% 3/1/45		45,000	44,931
Masco 4.45% 4/1/25		65,000	67,275
Milacron 144A 7.75% 2/15/21 #		70,000	72,800
Parker-Hannifin 3.30% 11/21/24		10,000	10,511
Plastipak Holdings 144A 6.50% 10/1/21 #		95,000	97,137
Reynolds Group Issuer 8.25% 2/15/21		110,000	118,250
TransDigm
6.00% 7/15/22		85,000	85,425
6.50% 7/15/24		60,000	60,600
Trinity Industries 4.55% 10/1/24		110,000	110,795

			1,642,165

Consumer Cyclical – 1.88%
Alibaba Group Holding 144A 3.125% 11/28/21 #		400,000	403,421
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿		50,000	51,750
American Axle & Manufacturing 6.25% 3/15/21		90,000	95,175
Bed Bath & Beyond 4.915% 8/1/34		115,000	123,540
BorgWarner 3.375% 3/15/25		30,000	30,942
Chinos Intermediate Holdings A 144A PIK 7.75% 5/1/19 #T		95,000	83,600
Daimler 2.75% 12/10/18	NOK	210,000	27,417
Dana Holding 5.50% 12/15/24		30,000	31,050
Ford Motor 7.45% 7/16/31		108,000	149,496
Ford Motor Credit 3.664% 9/8/24		250,000	258,457
General Motors
3.50% 10/2/18		100,000	102,956
5.00% 4/1/35		80,000	85,638
General Motors Financial
3.15% 1/15/20		10,000	10,130
4.00% 1/15/25		35,000	35,767
4.375% 9/25/21		80,000	85,067

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
HD Supply
7.50% 7/15/20		47,000	$50,525
11.50% 7/15/20		60,000	69,675
Historic TW 6.875% 6/15/18		245,000	285,142
Host Hotels & Resorts
3.75% 10/15/23		155,000	157,385
4.75% 3/1/23		115,000	124,144
5.875% 6/15/19		40,000	41,514
Hyundai Capital America 144A 2.55% 2/6/19 #		50,000	50,897
International Game Technology 5.35% 10/15/23		190,000	193,064
INVISTA Finance 144A 4.25% 10/15/19 #		135,000	134,831
Landry’s 144A 9.375% 5/1/20 #		50,000	53,875
Lear 5.25% 1/15/25		210,000	215,250
Magna International 3.625% 6/15/24		155,000	158,218
Marriott International 3.375% 10/15/20		105,000	110,096
Meritor 6.75% 6/15/21		55,000	57,200
Netflix 144A 5.875% 2/15/25 #		210,000	216,563
PF Chang’s China Bistro 144A 10.25% 6/30/20 #		45,000	46,800
Priceline Group 3.65% 3/15/25		200,000	203,948
QVC
4.375% 3/15/23		195,000	199,008
5.45% 8/15/34		120,000	119,376
Sally Holdings 5.75% 6/1/22		75,000	80,156
Signet UK Finance 4.70% 6/15/24		220,000	226,238
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25		80,000	82,268
4.50% 10/1/34		30,000	31,316
Suburban Propane Partners 7.375% 8/1/21		32,000	34,560
Tenedora Nemak 144A 5.50% 2/28/23 #		200,000	207,900
Toyota Finance Australia 2.25% 8/31/16	NOK	130,000	16,325
TRW Automotive
144A 4.45% 12/1/23 #		165,000	166,650
144A 4.50% 3/1/21 #		100,000	101,000

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿	45,000	$47,475
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	100,000	104,250
Walgreens Boots Alliance 3.80% 11/18/24	120,000	124,318
Wyndham Worldwide
4.25% 3/1/22	80,000	83,611
5.625% 3/1/21	70,000	79,143

		5,447,127

Consumer Non-Cyclical – 1.95%
Actavis Funding
3.45% 3/15/22	100,000	102,582
3.80% 3/15/25	145,000	149,947
4.55% 3/15/35	15,000	15,686
AmerisourceBergen 3.25% 3/1/25	75,000	76,156
Becton Dickinson 3.734% 12/15/24	120,000	125,842
Boston Scientific 2.65% 10/1/18	50,000	50,592
BRF 144A 3.95% 5/22/23 #	200,000	186,190
Campbell Soup 3.30% 3/19/25	140,000	142,636
CareFusion 6.375% 8/1/19	165,000	193,092
CDK Global 144A 4.50% 10/15/24 #	75,000	77,448
Celgene
3.25% 8/15/22	15,000	15,361
3.95% 10/15/20	190,000	205,288
4.625% 5/15/44	55,000	58,741
Community Health Systems 6.875% 2/1/22	60,000	64,425
DaVita HealthCare Partners 5.125% 7/15/24	125,000	127,734
EMD Finance
144A 2.95% 3/19/22 #	70,000	70,929
144A 3.25% 3/19/25 #	135,000	136,866
ENA Norte Trust 144A 4.95% 4/25/23 #	224,278	231,568
Express Scripts Holding
2.25% 6/15/19	95,000	95,523
3.50% 6/15/24	120,000	123,780
Fresenius Medical Care U.S. Finance II 144A 5.875% 1/31/22 #	75,000	82,875

(continues)                                             61

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Gilead Sciences
3.50% 2/1/25		100,000	$105,582
4.50% 2/1/45		25,000	27,680
HCA 5.375% 2/1/25		280,000	295,050
HealthSouth
5.125% 3/15/23		30,000	30,675
5.75% 11/1/24		20,000	20,900
JBS Investments 144A 7.75% 10/28/20 #		200,000	212,500
Kinetic Concepts 10.50% 11/1/18		80,000	86,800
Lilly (Eli) 2.75% 6/1/25		75,000	75,429
Medtronic
144A 3.15% 3/15/22 #		140,000	145,507
144A 3.50% 3/15/25 #		150,000	157,006
Merck
2.35% 2/10/22		100,000	100,183
2.75% 2/10/25		240,000	240,114
Omnicare 5.00% 12/1/24		70,000	73,500
Pernod-Ricard 144A 4.25% 7/15/22 #		150,000	161,921
Perrigo 5.30% 11/15/43		200,000	227,435
Perrigo Finance 3.50% 12/15/21		200,000	207,140
Prestige Brands 144A 5.375% 12/15/21 #		150,000	152,625
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	2,000,000	126,795
Smithfield Foods 6.625% 8/15/22		65,000	69,794
Smucker (J.M.)
144A 3.00% 3/15/22 #		35,000	35,581
144A 3.50% 3/15/25 #		155,000	159,676
144A 4.25% 3/15/35 #		50,000	51,962
Spectrum Brands 6.375% 11/15/20		85,000	90,525
VRX Escrow 144A 5.875% 5/15/23 #		110,000	113,025
Zimmer Holdings
3.15% 4/1/22		45,000	45,586
3.375% 11/30/21		155,000	159,514
3.55% 4/1/25		145,000	148,190

			5,653,956

Energy – 2.40%
AmeriGas Finance 7.00% 5/20/22		60,000	64,650

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Anadarko Petroleum 4.50% 7/15/44	40,000	$41,088
Bristow Group 6.25% 10/15/22	80,000	76,400
California Resources
144A 5.50% 9/15/21 #	60,000	53,532
144A 6.00% 11/15/24 #	80,000	70,600
Chaparral Energy 7.625% 11/15/22	25,000	17,000
Chesapeake Energy
4.875% 4/15/22	140,000	131,950
5.75% 3/15/23	115,000	112,700
Chevron
1.961% 3/3/20	110,000	110,781
2.411% 3/3/22	65,000	65,183
Cimarex Energy 4.375% 6/1/24	65,000	64,837
ConocoPhillips 4.30% 11/15/44	50,000	53,204
Continental Resources 4.50% 4/15/23	260,000	252,757
Enbridge Energy Partners 8.05% 10/1/37 ●	300,000	323,250
Energy Transfer Partners
4.05% 3/15/25	145,000	146,518
4.90% 3/15/35	50,000	49,819
5.15% 3/15/45	70,000	70,706
9.70% 3/15/19	95,000	119,515
EnLink Midstream Partners 5.05% 4/1/45	105,000	107,222
Enterprise Products Operating 7.034% 1/15/68 ●	360,000	389,451
EOG Resources 3.15% 4/1/25	95,000	97,010
Exterran Partners 6.00% 4/1/21	40,000	37,000
Exxon Mobil
2.397% 3/6/22	65,000	65,572
2.709% 3/6/25	230,000	232,639
Kinder Morgan 144A 5.00% 2/15/21 #	55,000	58,858
Kinder Morgan Energy Partners 9.00% 2/1/19	175,000	213,343
Laredo Petroleum 7.375% 5/1/22	130,000	134,713
MarkWest Energy Partners 4.875% 12/1/24	155,000	159,247
Murphy Oil USA 6.00% 8/15/23	160,000	172,400

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Newfield Exploration
5.375% 1/1/26	155,000	$156,860
5.625% 7/1/24	85,000	88,825
Noble Energy
3.90% 11/15/24	45,000	45,870
5.05% 11/15/44	85,000	89,538
Noble Holding International 4.00% 3/16/18	15,000	15,093
Oasis Petroleum 6.875% 3/15/22	100,000	98,000
ONEOK Partners 3.80% 3/15/20	55,000	56,141
ONGC Videsh 3.25% 7/15/19	200,000	203,569
PDC Energy 7.75% 10/15/22	40,000	42,200
Petrobras Global Finance
3.00% 1/15/19	177,000	153,250
4.875% 3/17/20	100,000	90,050
Petroleos Mexicanos
144A 4.25% 1/15/25 #	80,000	81,284
6.50% 6/2/41	25,000	28,437
Petronas Global Sukuk 144A 2.707% 3/18/20 #	200,000	201,226
Plains All American Pipeline 8.75% 5/1/19	175,000	218,317
Pride International 6.875% 8/15/20	360,000	410,442
Regency Energy Partners 5.875% 3/1/22	40,000	43,600
Sunoco Logistics Partners Operations 3.45% 1/15/23	220,000	216,828
Talisman Energy
3.75% 2/1/21	70,000	68,965
5.50% 5/15/42	165,000	163,992
TransCanada PipeLines 6.35% 5/15/67 ●	335,000	325,788
Valero Energy
3.65% 3/15/25	95,000	97,357
4.90% 3/15/45	60,000	62,277
Williams 4.55% 6/24/24	85,000	82,476
Williams Partners
4.00% 9/15/25	120,000	117,941
7.25% 2/1/17	145,000	159,365
YPF
144A 8.75% 4/4/24 #	70,000	71,792
144A 8.875% 12/19/18 #	70,000	72,167

		6,953,595

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Financials – 0.91%
Affiliated Managers Group 3.50% 8/1/25		100,000	$100,091
Ally Financial 4.125% 2/13/22		35,000	34,213
CME Group 3.00% 3/15/25		95,000	96,085
Consolidated Energy Finance 144A 6.75% 10/15/19 #		200,000	202,500
Corp Financiera de Desarrollo 144A 5.25% 7/15/29 #●		200,000	208,470
E*TRADE Financial 4.625% 9/15/23		70,000	71,400
General Electric Capital
2.10% 12/11/19		25,000	25,509
2.20% 1/9/20		65,000	65,761
4.25% 1/17/18	NZD	55,000	41,440
5.55% 5/4/20		75,000	87,422
6.00% 8/7/19		145,000	169,551
7.125% 12/29/49 ●		400,000	471,000
Hutchison Whampoa International 14 144A 3.625% 10/31/24 #		200,000	205,305
Hyundai Capital America 144A 2.125% 10/2/17 #		80,000	80,839
Lazard Group 3.75% 2/13/25		100,000	98,825
SUAM Finance 144A 4.875% 4/17/24 #		200,000	207,500
Trust F/1401 144A 5.25% 12/15/24 #		200,000	215,500
Woodside Finance
144A 3.65% 3/5/25 #		85,000	84,409
144A 8.75% 3/1/19 #		145,000	178,267

			2,644,087

Insurance – 0.86%
American International Group 3.875% 1/15/35		245,000	247,074
Berkshire Hathaway Finance 2.90% 10/15/20		145,000	153,339
Chubb 6.375% 3/29/67 ●		130,000	138,450
Five Corners Funding Trust 144A 4.419% 11/15/23 #		100,000	107,475
Highmark
144A 4.75% 5/15/21 #		65,000	68,458
144A 6.125% 5/15/41 #		30,000	32,217
HUB International 144A 7.875% 10/1/21 #		110,000	113,025
MetLife 6.40% 12/15/36		20,000	23,800
MetLife Capital Trust X 144A 9.25% 4/8/38 #		400,000	597,500

(continues)                                             63

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #	100,000	$101,649
Prudential Financial
4.50% 11/15/20	5,000	5,571
5.625% 6/15/43 ●	75,000	79,875
5.875% 9/15/42 ●	265,000	289,181
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	85,000	87,209
144A 4.125% 11/1/24 #	170,000	179,790
USI 144A 7.75% 1/15/21 #	20,000	20,600
Voya Financial 5.65% 5/15/53 ●	120,000	126,000
XLIT
4.45% 3/31/25	45,000	45,382
6.50% 10/29/49 ●	80,000	71,000

		2,487,595

Media – 1.09%
Altice 144A 7.75% 5/15/22 #	200,000	203,875
CCO Holdings 5.25% 9/30/22	55,000	56,444
CCOH Safari 5.75% 12/1/24	230,000	237,475
Columbus International 144A 7.375% 3/30/21 #	200,000	211,000
Comcast 3.375% 2/15/25	345,000	361,244
Cox Communications 144A 3.85% 2/1/25 #	165,000	170,271
CSC Holdings 144A 5.25% 6/1/24 #	265,000	270,963
DISH DBS 5.00% 3/15/23	85,000	82,858
Gray Television 7.50% 10/1/20	80,000	84,600
Nielsen Finance 144A 5.00% 4/15/22 #	85,000	85,850
Sinclair Television Group 5.375% 4/1/21	70,000	72,100
144A 5.625% 8/1/24 #	35,000	35,787
Sirius XM Radio 144A 5.375% 4/15/25 #	80,000	80,600
144A 6.00% 7/15/24 #	140,000	147,350
Sky 144A 3.75% 9/16/24 #	200,000	207,180
Time Warner Cable 8.25% 4/1/19	240,000	293,810
Univision Communications 144A 5.125% 5/15/23 #	55,000	56,100
Viacom 4.85% 12/15/34	280,000	290,170

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
VTR Finance 144A 6.875% 1/15/24 #	200,000	$208,000

		3,155,677

Real Estate – 0.77%
Alexandria Real Estate Equities
4.50% 7/30/29	55,000	58,214
4.60% 4/1/22	160,000	169,319
American Tower Trust I
144A 1.551% 3/15/43 #	55,000	54,932
144A 3.07% 3/15/23 #	120,000	120,924
AvalonBay Communities 3.50% 11/15/24	70,000	72,063
Carey (W.P.) 4.60% 4/1/24	80,000	82,890
CBL & Associates
4.60% 10/15/24	120,000	122,234
5.25% 12/1/23	25,000	26,807
Corporate Office Properties
3.60% 5/15/23	80,000	77,777
5.25% 2/15/24	105,000	114,445
DDR
3.625% 2/1/25	60,000	60,001
7.50% 4/1/17	30,000	33,368
7.875% 9/1/20	97,000	121,029
Education Realty Operating Partnership 4.60% 12/1/24	100,000	104,151
Excel Trust 4.625% 5/15/24	55,000	57,819
GEO Group
5.125% 4/1/23	75,000	76,875
5.875% 10/15/24	85,000	88,825
Hospitality Properties Trust 4.50% 3/15/25	95,000	97,392
Omega Healthcare Investors 144A 4.50% 4/1/27 #	105,000	103,667
Regency Centers 5.875% 6/15/17	105,000	114,845
WEA Finance 144A 3.75% 9/17/24 #	475,000	492,256

		2,249,833

Services – 0.44%
AECOM
144A 5.75% 10/15/22 #	25,000	25,937
144A 5.875% 10/15/24 #	96,000	101,040
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	85,000	65,663

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
MGM Resorts International 6.00% 3/15/23	210,000	$216,825
Pinnacle Entertainment 7.50% 4/15/21	95,000	100,700
Service International 5.375% 5/15/24	80,000	84,000
United Rentals North America
4.625% 7/15/23	85,000	86,169
5.50% 7/15/25	65,000	66,381
5.75% 11/15/24	70,000	72,625
Wynn Las Vegas
5.375% 3/15/22	40,000	41,600
144A 5.50% 3/1/25 #	410,000	417,175

		1,278,115

Technology – 0.86%
Activision Blizzard 144A 6.125% 9/15/23 #	130,000	142,025
Apple 3.45% 2/9/45	30,000	28,555
Equinix
4.875% 4/1/20	53,000	54,987
5.375% 4/1/23	137,000	142,891
First Data
11.25% 1/15/21	123,000	140,220
11.75% 8/15/21	55,000	63,869
Jabil Circuit 7.75% 7/15/16	28,000	30,170
Micron Technology 144A 5.25% 8/1/23 #	255,000	260,100
Microsoft
2.70% 2/12/25	60,000	60,307
3.50% 2/12/35	60,000	59,970
3.75% 2/12/45	130,000	130,843
National Semiconductor 6.60% 6/15/17	185,000	207,090
NetApp 3.25% 12/15/22	135,000	133,735
Oracle 4.30% 7/8/34	45,000	48,924
Samsung Electronics America 144A 1.75% 4/10/17 #	200,000	201,771
Seagate HDD Cayman
144A 4.75% 1/1/25 #	90,000	93,376
144A 5.75% 12/1/34 #	120,000	128,641
Tencent Holdings 144A 2.875% 2/11/20 #	200,000	201,681
Thermo Fisher Scientific
2.40% 2/1/19	125,000	126,871
4.15% 2/1/24	205,000	221,751
Xerox 6.35% 5/15/18	15,000	16,952

		2,494,729

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications – 1.96%
AT&T
4.35% 6/15/45	100,000	$96,041
5.35% 9/1/40	130,000	142,380
Bharti Airtel International Netherlands 144A 5.35% 5/20/24 #	200,000	221,250
CC Holdings GS V 3.849% 4/15/23	80,000	81,130
CenturyLink
5.80% 3/15/22	315,000	329,569
6.75% 12/1/23	100,000	110,500
Crown Castle Towers 144A 4.883% 8/15/20 #	455,000	500,978
Digicel Group 144A 8.25% 9/30/20 #	400,000	402,600
Hughes Satellite Systems 7.625% 6/15/21	40,000	44,150
Intelsat Luxembourg 8.125% 6/1/23	285,000	263,625
Lamar Media 5.00% 5/1/23	90,000	92,475
Level 3 Financing 5.375% 8/15/22	70,000	72,384
MDC Partners 144A 6.75% 4/1/20 #	80,000	84,600
Millicom International Cellular 144A 6.00% 3/15/25 #	200,000	200,250
Motorola Solutions 4.00% 9/1/24	140,000	144,948
MTN Mauritius Investments 144A 4.755% 11/11/24 #	200,000	201,900
MTS International Funding 144A 8.625% 6/22/20 #	100,000	105,258
Orange 5.50% 2/6/44	105,000	125,147
SBA Tower Trust
144A 2.24% 4/16/18 #	100,000	100,076
144A 2.898% 10/15/19 #	70,000	70,851
SES 144A 3.60% 4/4/23 #	190,000	199,377
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #	210,000	236,553
Sprint 7.125% 6/15/24	180,000	176,400
Telemar Norte Leste 144A 5.50% 10/23/20 #	116,000	102,486
T-Mobile USA 6.125% 1/15/22	205,000	212,175
UPCB Finance IV 144A 5.375% 1/15/25 #	200,000	200,000
Verizon Communications 4.40% 11/1/34	160,000	163,520

(continues)                                             65

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
Verizon Communications
4.862% 8/21/46	255,000	$267,625
5.15% 9/15/23	80,000	91,783
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	200,000	204,500
Wind Acquisition Finance 144A 7.375% 4/23/21 #	200,000	208,000
Windstream
7.50% 4/1/23	30,000	28,800
7.75% 10/1/21	60,000	60,150
WPP Finance 2010 5.625% 11/15/43	135,000	159,701

		5,701,182

Transportation – 0.40%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 # ¿	65,000	65,000
Air Medical Group Holdings 9.25% 11/1/18	15,000	15,825
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	80,000	80,600
Aviation Capital Group 144A 6.75% 4/6/21 #	85,000	96,854
Brambles USA 144A 3.95% 4/1/15 #	5,000	5,000
Burlington Northern Santa Fe
3.40% 9/1/24	95,000	99,346
4.15% 4/1/45	75,000	78,354
ERAC USA Finance
144A 4.50% 8/16/21 #	20,000	22,004
144A 4.50% 2/15/45 #	20,000	20,316
144A 5.25% 10/1/20 #	140,000	159,933
HPHT Finance 15 144A 2.875% 3/17/20 #	200,000	202,273
Norfolk Southern 3.85% 1/15/24	100,000	108,117
United Parcel Service 5.125% 4/1/19	190,000	216,246

		1,169,868

Utilities – 2.10%
AES
5.50% 3/15/24	120,000	120,300
5.50% 4/15/25	125,000	123,750
AES Gener 144A 8.375% 12/18/73 #●	200,000	220,020
Ameren Illinois 3.25% 3/1/25	95,000	99,215

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Ameren Illinois 9.75% 11/15/18	290,000	$368,490
American Transmission Systems 144A 5.25% 1/15/22 #	270,000	310,654
Berkshire Hathaway Energy
3.75% 11/15/23	200,000	213,584
4.50% 2/1/45	65,000	71,062
Calpine 5.375% 1/15/23	65,000	65,325
CenterPoint Energy 5.95% 2/1/17	5,000	5,426
Cleveland Electric Illuminating 5.50% 8/15/24	90,000	108,570
CMS Energy 6.25% 2/1/20	85,000	100,533
ComEd Financing III 6.35% 3/15/33	160,000	165,257
Dominion Gas Holdings 3.60% 12/15/24	140,000	147,084
DTE Energy 2.40% 12/1/19	100,000	101,737
Dynegy Finance I/II
144A 6.75% 11/1/19 #	30,000	31,087
144A 7.375% 11/1/22 #	50,000	52,750
144A 7.625% 11/1/24 #	185,000	194,481
Electricite de France
144A 4.60% 1/27/20 #	35,000	39,067
144A 5.25% 1/29/49 #●	200,000	209,200
Enel 144A 8.75% 9/24/73 #●	200,000	241,695
Entergy Louisiana 4.05% 9/1/23	220,000	241,943
Great Plains Energy 4.85% 6/1/21	70,000	78,392
Indiana Michigan Power 3.20% 3/15/23	175,000	180,024
Integrys Energy Group 6.11% 12/1/66 ●	220,000	215,683
IPALCO Enterprises 5.00% 5/1/18	80,000	85,200
ITC Holdings 3.65% 6/15/24	140,000	145,383
LG&E & KU Energy
3.75% 11/15/20	80,000	84,769
4.375% 10/1/21	225,000	248,691
Metropolitan Edison 144A 4.00% 4/15/25 #	70,000	73,273
National Rural Utilities Cooperative Finance
2.85% 1/27/25	80,000	80,722
4.75% 4/30/43 ●	180,000	180,990

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
NextEra Energy Capital Holdings
2.40% 9/15/19	135,000	$136,727
3.625% 6/15/23	60,000	62,907
NiSource Finance 6.125% 3/1/22	115,000	138,309
NV Energy 6.25% 11/15/20	180,000	213,888
Pennsylvania Electric 5.20% 4/1/20	115,000	127,451
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	200,000	219,250
Public Service of New Hampshire 3.50% 11/1/23	95,000	101,271
Public Service of Oklahoma 5.15% 12/1/19	200,000	226,052
Puget Energy 6.00% 9/1/21	80,000	94,588
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	50,000	52,336
Wisconsin Energy 6.25% 5/15/67 ●	125,000	125,309

		6,102,445

Total Corporate Bonds (cost $55,495,962)		57,693,996

Municipal Bonds – 0.51%

Atlanta, Georgia Water & Wastewater Revenue 5.00% 11/1/40	60,000	69,188
California State Various Purpose 5.00% 3/1/45	110,000	127,520
Golden State, California Tobacco Securitization Asset-Backed Senior Notes Series A-1
5.125% 6/1/47	60,000	46,616
5.75% 6/1/47	65,000	55,089
Golden State, California Tobacco Securitization Enhanced Asset-Backed Series A
5.00% 6/1/40	190,000	216,991
5.00% 6/1/45	60,000	68,191
Maryland State Local Facilities Loan 2nd Series A 5.00% 8/1/21	65,000	78,743

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

New Jersey State Transportation Trust Fund (Transportation Program) Series AA 5.00% 6/15/44	70,000	$74,398
New York City, New York Series I 5.00% 8/1/22	50,000	59,847
New York City, New York Water & Sewer System Series EE 5.00% 6/15/45	95,000	109,068
New York State Thruway Authority Series A 5.00% 5/1/19	65,000	74,409
Oregon State Taxable Pension 5.892% 6/1/27	200,000	248,796
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43 (AMT)	50,000	61,388
Texas State Transportation Commission (Senior Lien Mobility Fund) Series A 5.00% 10/1/44	155,000	181,159

Total Municipal Bonds (cost $1,390,173)		1,471,403

Non-Agency Asset-Backed Securities – 0.76%

AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	100,000	106,273
Ally Master Owner Trust Series 2013-2 A 0.625% 4/15/18 ●	185,000	185,137
American Express Credit Account Master Trust Series 2012-3 B 0.675% 3/15/18 ●	100,000	99,993
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	100,000	103,214
Series 2013-1A A 144A 1.92% 9/20/19 #	120,000	119,987
Series 2014-1A A 144A 2.46% 7/20/20 #	200,000	202,465
Cabela’s Credit Card Master Note Trust Series 2012-2A A1 144A 1.45% 6/15/20 #	120,000	120,574

(continues)                                             67

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	46,983	$47,179
Chase Issuance Trust Series 2014-A5 A5 0.545% 4/15/21 ●	120,000	120,000
DB Master Finance Series 2015-1A A2I 144A 3.262% 2/20/45 #	65,000	65,629
Ford Credit Floorplan Master Owner Trust A Series 2013-3 B 1.14% 6/15/17	55,000	55,076
Golden Credit Card Trust Series 2014-2A A 144A 0.625% 3/15/21 #●	100,000	100,034
Great America Leasing Receivables Series 2013-1 B 144A 1.44% 5/15/18 #	100,000	99,650
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	148,500	148,871
MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35 #●	2,194	2,188
Mid-State Trust XI Series 11 A1 4.864% 7/15/38	65,447	69,486
MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22 #	125,000	124,501
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	100,000	99,984
Series 2014-1 A 1.61% 11/15/20	110,000	110,320
Series 2015-1 A 2.37% 3/15/23	100,000	101,295
Trafigura Securitisation Finance Series 2012-1A A 144A 2.575% 10/15/15 #●	135,000	135,049

Total Non-Agency Asset-Backed Securities (cost $2,214,530)		2,216,905

		Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 0.19%

American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35 ●		14,285	$14,064
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		39,874	41,081
Series 2005-6 7A1 5.50% 7/25/20		4,881	4,911
ChaseFlex Trust Series 2006-1 A4 4.925% 6/25/36 ●		110,000	95,233
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35		75,353	75,486
GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27 #●		19,024	19,916
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36		82,799	83,600
Sequoia Mortgage Trust Series 2013-11 B1 144A 3.705% 9/25/43 #●		96,676	94,147
Springleaf Mortgage Loan Trust Series 2012-1A A 144A 2.667% 9/25/57 #●		50,516	51,168
Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34 ¿		46,011	46,961
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 2.691% 4/25/36 ●		23,290	21,858

Total Non-Agency Collateralized Mortgage Obligations (cost $499,957)			548,425

Regional Bonds – 0.06%Δ

Australia – 0.01%
Queensland Treasury 144A 4.75% 7/21/25 #	AUD	21,000	18,676

			18,676

Canada – 0.05%
Province of Ontario Canada 3.45% 6/2/45	CAD	54,000	48,135

	Principal amount°		Value (U.S. $)

Regional BondsΔ (continued)

Canada (continued)
Province of Quebec Canada 6.00% 10/1/29	CAD	102,000	$114,799

			162,934

Total Regional Bonds (cost $188,287)			181,610

Senior Secured Loans – 4.61%«

Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		287,788	289,404
Aramark Tranche E 3.25% 9/7/19		179,450	180,078
Azure Midstream Tranche B 7.50% 11/15/18		66,715	63,463
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		464,763	465,671
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		129,025	114,800
Calpine Construction Finance Tranche B 3.00% 5/3/20		297,628	294,140
Charter Communications Tranche B 1st Lien 4.25% 9/12/21		470,000	474,370
Community Health Systems Tranche D 4.25% 1/27/21		249,993	251,503
Community Health Systems Tranche F 1st Lien 3.428% 12/31/18		66,174	66,263
Dollar Tree Tranche B 1st Lien 4.25% 3/9/22		395,000	399,629
Drillships Financing Holding Tranche B1 6.00% 3/31/21		128,050	98,086
Emdeon 1st Lien 3.75% 11/2/18		197,807	198,425
Energy Transfer Equity 1st Lien 3.25% 12/2/19		115,000	113,658
FCA US Tranche B 1st Lien 3.50% 5/24/17		19,593	19,605
First Data Tranche B 1st Lien 4.174% 3/24/21		389,313	391,573
Gardner Denver 1st Lien 4.25% 7/30/20		458,835	436,381
HCA Tranche B4 3.025% 5/1/18		394,000	394,677
HCA Tranche B5 1st Lien 2.928% 3/31/17		417,640	418,293

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	636,967	$638,502
Houghton International 1st Lien 4.00% 12/20/19	640,263	639,729
Huntsman International Tranche B 1st Lien 3.75% 10/1/21	518,700	522,266
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	164,916	165,473
iHeartCommunications Tranche D 6.928% 1/30/19	295,000	281,283
Immucor Tranche B2 5.00% 8/19/18	304,998	306,619
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	480,278	479,017
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21	213,388	212,721
Landry’s Tranche B 4.00% 4/24/18	142,242	142,687
Level 3 Financing Tranche B 4.00% 1/15/20	245,000	245,868
MPH Acquisition Tranche B 3.75% 3/31/21	113,533	113,371
Neiman Marcus Tranche 1st Lien 4.25% 10/25/20	170,000	169,623
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	128,702	125,646
Novelis Tranche B 3.75% 3/10/17	162,195	162,280
Numericable 4.50% 5/21/20	208,577	209,913
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	180,448	181,215
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	90,300	90,149
Panda Liberty Tranche B 7.50% 8/21/20	10,000	10,075
Republic of Angola (Unsecured) 6.594% 12/16/23	255,000	252,450
Salix Pharmaceuticals Tranche B 5.50% 1/2/20	384,868	385,278
Scientific Games International 6.00% 10/18/20	246,875	247,801
Sensus 2nd Lien 8.50% 5/9/18	165,000	162,525
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	69,291	69,695

(continues)                                             69

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°		Value (U.S. $)

Senior Secured Loans« (continued)

Sprouts Farmers 4.00% 4/23/20		133,102	$133,657
Stena 1st Lien 4.00% 3/3/21		326,700	295,664
Univision Communications Tranche C4 4.00% 3/1/20		595,667	595,387
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		161,306	160,500
Valeant Pharmaceuticals International Tranche BE 3.50% 8/5/20		611,277	611,851
Wide Open West Finance 4.75% 4/1/19		519,400	520,884
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		579,764	581,349

Total Senior Secured Loans (cost $13,385,917)			13,383,497

Sovereign Bonds – 1.37%r

Australia – 0.06%
Australia Government Bond 3.75% 4/21/37	AUD	205,000	180,259

			180,259

Brazil – 0.01%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	128,000	38,119

			38,119

Canada – 0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	15,000	14,089

			14,089

Chile – 0.06%
Chile Government International Bond 5.50% 8/5/20	CLP	110,000,000	188,126

			188,126

Colombia – 0.12%
Colombia Government International Bonds
4.375% 3/21/23	COP	247,000,000	86,883
5.00% 6/15/45		200,000	206,500
9.85% 6/28/27	COP	101,000,000	50,452

			343,835

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Dominican Republic – 0.04%
Dominican Republic International Bond 144A 6.85% 1/27/45 #		100,000	$105,500

			105,500

Indonesia – 0.13%
Indonesia Government International Bond 144A 4.625% 4/15/43 #		200,000	196,250
Indonesia Treasury Bond 8.375% 3/15/24	IDR	2,299,000,000	187,305

			383,555

Italy – 0.38%
Italy Buoni Poliennali Del Tesoro
1.35% 4/15/22	EUR	406,000	449,133
2.50% 12/1/24	EUR	541,000	648,502

			1,097,635

Ivory Coast – 0.07%
Ivory Coast Government International Bond 144A 6.375% 3/3/28 #		200,000	201,000

			201,000

Kazakhstan – 0.06%
Kazakhstan Government International Bond 144A 3.875% 10/14/24 #		200,000	185,780

			185,780

Mexico – 0.06%
Mexican Bonos 7.50% 6/3/27	MXN	2,204,000	160,747

			160,747

Norway – 0.03%
Kommunalbanken 5.00% 3/28/19	NZD	30,000	23,363
Norway Government Bonds
2.00% 5/24/23	NOK	119,000	15,509
3.00% 3/14/24	NOK	250,000	35,222

			74,094

Peru – 0.04%
Peruvian Government International Bond 144A 6.95% 8/12/31 #	PEN	350,000	116,469

			116,469

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Poland – 0.01%
Poland Government Bond 3.25% 7/25/25	PLN	88,000	$25,253

			25,253

Portugal – 0.01%
Portugal Government International Bond 144A 5.125% 10/15/24 #		29,000	32,111

			32,111

Republic of Korea – 0.04%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	136,809,906	119,136

			119,136

Senegal – 0.07%
Senegal Government International Bond 144A 6.25% 7/30/24 #		200,000	195,893

			195,893

South Africa – 0.09%
South Africa Government Bond 8.00% 1/31/30	ZAR	3,102,000	252,504

			252,504

Sweden – 0.01%
Sweden Government Bond 1.50% 11/13/23	SEK	270,000	34,519

			34,519

United Kingdom – 0.05%
United Kingdom Gilt 3.50% 1/22/45	GBP	20,900	38,840
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	70,588	116,261

			155,101

Uruguay – 0.02%
Uruguay Government International Bond 5.10% 6/18/50		56,000	58,380

			58,380

Total Sovereign Bonds (cost $4,059,041)			3,962,105

Supranational Banks – 0.14%

European Bank for Reconstruction & Development 6.00% 3/3/16	INR	5,800,000	92,651

	Principal amount°		Value (U.S. $)

Supranational Banks (continued)

European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	730,000,000	$55,539
Inter-American Development Bank
6.00% 9/5/17	INR	7,800,000	124,649
7.25% 7/17/17	IDR	720,000,000	54,227
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	103,000	80,533

Total Supranational Banks (cost $424,716)			407,599

U.S. Treasury Obligations – 0.74%

U.S. Treasury Bond 2.50% 2/15/45		475,000	470,696
U.S. Treasury Notes
1.375% 2/29/20 ¥		630,000	630,197
1.375% 3/31/20		310,000	310,073
2.00% 2/15/25		170,000	171,089
5.25% 2/15/29		410,000	560,963

Total U.S. Treasury Obligations (cost $2,119,699)			2,143,018

	Number of shares

Preferred Stock – 0.35%

Alabama Power 5.625%		3,445	88,537
Bank of America 6.10% ●		70,000	71,181
Integrys Energy Group 6.00% ●		3,550	99,791
Morgan Stanley 5.55% ●		140,000	141,750
National Retail Properties 5.70%		2,795	69,735
Public Storage 5.20%		2,780	67,332
U.S. Bancorp 3.50% ●		600	489,006

Total Preferred Stock (cost $945,124)			1,027,332

	Principal amount°

Short-Term Investments – 4.61%

Discount Notes – 2.41%≠
Federal Home Loan Bank 0.057% 4/8/15		929,212	929,207

(continues)                                             71

Schedules of investments

Delaware Foundation® Moderate Allocation Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.065% 4/20/15	584,054	$584,045
0.07% 4/6/15	3,782,397	3,782,382
0.075% 6/4/15	433,093	433,054
0.075% 6/29/15	433,093	433,039
0.095% 7/14/15	822,877	822,735

		6,984,462

Repurchase Agreements – 2.20%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $2,623,841 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $2,676,315)	2,623,837	2,623,837
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $2,186,537 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $2,230,262)	2,186,531	2,186,531
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,590,636 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $1,622,445)	1,590,632	1,590,632

		6,401,000

Total Short – Term Investments (cost $13,385,305)		13,385,462

Total Value of Securities – 103.39% (cost $247,597,453)		$300,042,156

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2015, the aggregate value of
Rule 144A securities was $28,057,431, which represents 9.67% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $3,289,243, which represents 1.13% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $165,471, which represents 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security. The rate shown is the rate as of March 31,2015. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2015.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2015.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(188,578)	USD	147,614	4/30/15	$4,256
BAML	CAD	(300,095)	USD	239,641	4/30/15	2,806
BAML	EUR	1,816	USD	(1,984)	4/30/15	(30)
BAML	NZD	(246,385)	USD	187,593	4/30/15	3,941
BNP	AUD	(293,073)	USD	229,496	4/30/15	6,700
BNP	NOK	(868,196)	USD	109,822	4/30/15	2,132
BNYM	CHF	(11,274)	USD	11,640	4/1/15	37
BNYM	EUR	(61,845)	USD	66,605	4/1/15	93
BNYM	JPY	(3,978,019)	USD	33,127	4/3/15	(38)
BNYM	KRW	(3,431,376)	USD	3,109	4/1/15	15
HSBC	GBP	(44,913)	USD	66,809	4/30/15	201
JPMC	COP	(329,404,011)	USD	127,466	4/30/15	1,254
JPMC	KRW	(131,574,780)	USD	118,825	4/30/15	298
JPMC	PLN	(70,943)	USD	19,000	4/30/15	303
JPMC	SEK	(43,155)	USD	5,081	4/30/15	68
TD	EUR	(517,614)	USD	561,553	4/30/15	4,657
TD	JPY	(4,088,664)	USD	34,181	4/30/15	79

						$26,772

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(10)	E-mini MSCI EAFE Index	$(904,922)	$(914,950)	6/22/15	$(10,028)
(17)	E-mini MSCI Emerging Markets Index	(797,167)	(826,540)	6/22/15	(29,373)
(9)	E-mini S&P 500 Index	(925,377)	(927,360)	6/22/15	(1,983)
66	U.S. Treasury 5 yr Notes	7,925,458	7,933,922	7/1/15	8,464
	U.S. Treasury 10 yr
34	Notes	4,365,999	4,382,812	6/22/15	16,813

		$9,663,991			$(16,107)

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – BNP Paribas

BNYM – Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

CVA – Dutch Certificate

DB – Deutsche Bank

EAFE – Europe Australasia Far East

ETF – Exchange-Traded Fund

EUR – European Monetary Unit

GBP – British Pound Sterling

GDR – Global Depositary Receipt

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

MASTR – Mortgage Asset Securitization Transactions, Inc.

MXN – Mexican Peso

NOK – Norwegian Krone

NVDR – Non-Voting Depositary Receipt

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PIK – Pay-in-kind

PLN – Polish Zloty

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S. Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 39.37%

U.S. Markets – 21.17%
Consumer Discretionary – 2.59%
Boot Barn Holdings †	445	$10,644
BorgWarner	530	32,054
Buffalo Wild Wings †	230	41,685
Cheesecake Factory	790	38,971
Cinemark Holdings	340	15,324
Comcast Class A	1,020	57,186
Del Frisco’s Restaurant Group †	1,715	34,557
Discovery Communications Class A †	1,837	56,506
Discovery Communications Class C †	4,970	146,491
Disney (Walt)	260	27,271
DSW Class A	870	32,086
Express †	1,520	25,126
Ford Motor	2,990	48,259
G-III Apparel Group †	380	42,807
Iconix Brand Group †	1,035	34,848
Jack in the Box	465	44,603
Johnson Controls	4,200	211,848
L Brands	2,386	224,976
Liberty Interactive Class A †	9,505	277,451
Lowe’s	2,800	208,292
Macy’s	850	55,173
Madden (Steven) †	1,502	57,076
McDonald’s	140	13,642
National CineMedia	1,390	20,989
NIKE Class B	1,661	166,648
Nordstrom	590	47,389
Popeyes Louisiana Kitchen †	805	48,155
Priceline Group †	151	175,787
Regal Entertainment Group Class A	330	7,537
Sally Beauty Holdings †	3,208	110,259
Shutterfly †	670	30,311
Starbucks	680	64,396
Tenneco †	790	45,362
Tractor Supply	580	49,335
TripAdvisor †	2,097	174,407
Urban Outfitters †	1,290	58,889
Viacom Class B	260	17,758
Wynn Resorts	545	68,605

		2,822,703

Consumer Staples – 1.54%
Archer-Daniels-Midland	4,500	213,300
Casey’s General Stores	845	76,135
Coca-Cola	490	19,869

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Consumer Staples (continued)
CVS Health	2,620	$270,410
General Mills	830	46,978
J&J Snack Foods	325	34,677
Kimberly-Clark	320	34,275
Kraft Foods Group	3,424	298,282
Mondelez International	6,073	219,175
PepsiCo	750	71,715
Procter & Gamble	980	80,301
Walgreens Boots Alliance	3,708	313,993

		1,679,110

Energy – 1.85%
Bonanza Creek Energy †	475	11,713
Bristow Group	250	13,613
Carrizo Oil & Gas †	795	39,472
Chevron	2,750	288,695
ConocoPhillips	3,520	219,155
Core Laboratories	250	26,123
Diamondback Energy †	395	30,352
EOG Resources	2,021	185,305
Exxon Mobil	930	79,050
Halliburton	5,000	219,400
Kinder Morgan	3,852	162,015
Marathon Oil	8,780	229,246
Occidental Petroleum	3,190	232,870
Parsley Energy Class A †	660	10,547
Pioneer Energy Services †	805	4,363
RigNet †	775	22,157
RSP Permian †	510	12,847
Schlumberger	480	40,051
Williams	3,631	183,692

		2,010,666

Financials – 3.52%
Aflac	740	47,367
Allstate	3,000	213,510
American Campus Communities	150	6,431
American Equity Investment Life Holding	1,170	34,082
American Realty Capital Properties	500	4,925
American Tower	550	51,783
Ameriprise Financial	280	36,635
Apartment Investment & Management	250	9,840
AvalonBay Communities	175	30,494

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Bank of New York Mellon	5,200	$209,248
BB&T	5,300	206,647
BBCN Bancorp	1,865	26,987
BlackRock	100	36,584
Boston Properties	225	31,608
Brandywine Realty Trust	775	12,385
Bryn Mawr Bank	335	10,187
Camden Property Trust	125	9,766
Capital One Financial	600	47,292
Cardinal Financial	1,470	29,371
Citigroup	1,340	69,037
City Holding	665	31,275
Corporate Office Properties Trust	200	5,876
Cousins Properties	475	5,035
Crown Castle International	3,069	253,315
DCT Industrial Trust	1,208	41,869
DDR	875	16,293
Douglas Emmett	475	14,160
Duke Realty	950	20,681
DuPont Fabros Technology	995	32,517
EastGroup Properties	420	25,259
EPR Properties	855	51,326
Equity LifeStyle Properties	150	8,243
Equity One	250	6,673
Equity Residential	450	35,037
Essex Property Trust	100	22,990
Evercore Partners Class A	1,110	57,343
Extra Space Storage	150	10,135
Federal Realty Investment Trust	75	11,041
Fidelity & Guaranty Life	1,295	27,454
First Industrial Realty Trust	550	11,787
First NBC Bank Holding †	830	27,373
First Potomac Realty Trust	300	3,567
Flushing Financial	1,170	23,482
General Growth Properties	1,025	30,289
Greenhill	455	18,041
Health Care REIT	150	11,604
Healthcare Realty Trust	275	7,639
Healthcare Trust of America Class A	237	6,603
Highwoods Properties	275	12,589
Host Hotels & Resorts	2,355	47,524
Independent Bank @	790	34,657
Infinity Property & Casualty @	375	30,769
Intercontinental Exchange	926	216,008

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Invesco	770	$30,561
JPMorgan Chase	1,530	92,687
KeyCorp	2,470	34,975
Kilroy Realty	175	13,330
Kimco Realty	500	13,425
Kite Realty Group Trust	1,258	35,438
LaSalle Hotel Properties	1,195	46,438
Lexington Realty Trust	575	5,652
Liberty Property Trust	150	5,355
LTC Properties	50	2,300
Macerich	150	12,649
Marsh & McLennan	3,600	201,924
National Retail Properties	1,025	41,994
Old National Bancorp	1,845	26,181
Pebblebrook Hotel Trust	200	9,314
Post Properties	175	9,963
Primerica	645	32,831
Prologis	650	28,314
Prosperity Bancshares	745	39,098
Prudential Financial	350	28,109
PS Business Parks	75	6,228
Public Storage	125	24,643
Ramco-Gershenson Properties Trust	2,130	39,618
Raymond James Financial	640	36,339
Regency Centers	225	15,309
RLJ Lodging Trust	300	9,393
Sabra Health Care REIT	150	4,973
Selective Insurance Group @	1,170	33,989
Simon Property Group	375	73,365
SL Green Realty	175	22,467
Sovran Self Storage	375	35,227
Spirit Realty Capital	725	8,758
State Street	580	42,647
Sterling Bancorp	2,820	37,816
Stifel Financial †	750	41,813
Strategic Hotels & Resorts †	800	9,944
Susquehanna Bancshares	2,175	29,819
Tanger Factory Outlet Centers	275	9,672
Taubman Centers	75	5,785
Texas Capital Bancshares †	495	24,082
Travelers	500	54,065
UDR	425	14,463
United Fire Group	815	25,893
Urban Edge Properties	150	3,555
Ventas	400	29,208
Vornado Realty Trust	275	30,800

(continues)                                             75

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Financials (continued)
Webster Financial	1,145	$42,422
Wells Fargo	1,620	88,128
Western Alliance Bancorp †	1,300	38,532

		3,832,124

Healthcare – 3.50%
AbbVie	1,040	60,882
Acorda Therapeutics †	1,130	37,606
Actavis †	1,019	303,162
Air Methods †	870	40,533
Akorn †	1,010	47,985
Alkermes †	580	35,363
Baxter International	3,100	212,350
Biogen †	300	126,672
Cardinal Health	2,300	207,621
Celgene †	3,984	459,276
Cepheid †	880	50,072
CONMED	880	44,431
CryoLife	2,440	25,303
DexCom †	870	54,236
Express Scripts Holding †	700	60,739
Gilead Sciences †	800	78,504
Isis Pharmaceuticals †	600	38,202
Johnson & Johnson	2,340	235,404
Ligand Pharmaceuticals Class B †	605	46,652
Medicines †	620	17,372
Merck	4,970	285,676
Merit Medical Systems †	1,271	24,467
Perrigo	857	141,876
Pfizer	9,058	315,128
Prestige Brands Holdings †	720	30,881
Quest Diagnostics	2,700	207,495
Quidel †	1,375	37,097
Spectrum Pharmaceuticals †	2,595	15,752
TESARO †	330	18,942
Thermo Fisher Scientific	510	68,513
UnitedHealth Group	750	88,717
Valeant Pharmaceuticals International †	1,209	240,132
Vanda Pharmaceuticals †	2,215	20,599
Vertex Pharmaceuticals †	280	33,032
WellCare Health Plans †	465	42,529
West Pharmaceutical Services	1,040	62,618

		3,815,819

Industrials – 1.87%
AAON	1,843	45,209

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Industrials (continued)
Applied Industrial
Technologies	870	$39,446
Barnes Group	1,130	45,754
Boeing	280	42,022
Caterpillar	170	13,605
Columbus McKinnon	1,280	34,483
Continental Building Products †	1,755	39,645
Cummins	200	27,728
Deere	230	20,169
Eaton	480	32,611
ESCO Technologies	865	33,718
Esterline Technologies †	505	57,782
Federal Signal	1,470	23,211
FedEx	330	54,599
General Electric	3,530	87,579
Granite Construction	985	34,613
Honeywell International	490	51,112
Hunt (J.B.) Transport Services	320	27,326
Kadant	935	49,190
KEYW Holding †	2,770	22,797
Kforce	2,020	45,066
Lockheed Martin	260	52,770
MasTec †	350	6,755
McGrath RentCorp	1,070	35,214
MYR Group †	790	24,759
Nielsen	650	28,971
Northrop Grumman	1,300	209,248
On Assignment †	720	27,626
Parker-Hannifin	290	34,446
Raytheon	1,900	207,575
Republic Services	700	28,392
Roadrunner Transportation Systems †	790	19,963
Rockwell Collins	210	20,275
Swift Transportation †	795	20,686
Tetra Tech	1,035	24,861
Union Pacific	600	64,986
United Stationers	995	40,785
United Technologies	500	58,600
US Ecology	455	22,736
WageWorks †	585	31,198
Waste Management	3,800	206,074
XPO Logistics †	840	38,195

		2,031,780

Information Technology – 4.82%
Accenture Class A	670	62,772

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Information Technology (continued)
Adobe Systems †	1,838	$135,902
Anixter International †	420	31,975
Apple	1,180	146,827
Applied Micro Circuits †	4,185	21,343
Avago Technologies	420	53,332
Broadcom Class A	4,700	203,487
CA	6,528	212,878
Callidus Software †	1,995	25,297
Cisco Systems	8,930	245,798
Convergys	1,525	34,877
Coupons.com †	1,650	19,371
eBay †	5,646	325,661
Electronic Arts †	3,474	204,323
EMC	1,790	45,752
Endurance International Group Holdings †	295	5,623
Equinix	1,217	283,378
ExlService Holdings †	525	19,530
Facebook Class A †	740	60,839
FARO Technologies †	790	49,083
Google Class A †	397	220,216
Google Class C †	264	144,672
GrubHub †	790	35,858
Guidewire Software †	685	36,038
Intel	8,300	259,541
International Business Machines	100	16,050
InterXion Holding †	1,095	30,879
Intuit	1,403	136,035
j2 Global @	615	40,393
MasterCard Class A	3,454	298,391
Maxim Integrated Products	1,290	44,905
Microsoft	7,153	290,805
NETGEAR †	875	28,770
Plantronics	595	31,505
Proofpoint †	680	40,270
QUALCOMM	6,573	455,772
Rofin-Sinar Technologies †	845	20,474
salesforce.com †	590	39,418
SciQuest †	1,755	29,712
Semtech †	1,355	36,104
SS&C Technologies Holdings	785	48,905
Synaptics †	495	40,246
TeleTech Holdings	1,155	29,395
Tyler Technologies †	260	31,338
Visa Class A	5,306	347,065

	Number of shares	Value (U.S. $)

Common Stock (continued)

U.S. Markets (continued)
Information Technology (continued)
Xerox	16,000	$205,600
Yahoo †	1,100	48,879
Yelp †	1,621	76,754

		5,252,038

Materials – 0.61%
Axiall	790	37,083
Boise Cascade †	750	28,095
Chemtura †	990	27,017
duPont (E.I.) deNemours	2,800	200,116
Eastman Chemical	660	45,712
Huntsman	1,400	31,038
Innophos Holdings	430	24,235
International Paper	460	25,525
Kaiser Aluminum	415	31,909
LyondellBasell Industries Class A	260	22,828
MeadWestvaco	930	46,379
Minerals Technologies	575	42,033
Neenah Paper	500	31,270
Quaker Chemical	475	40,679
Worthington Industries	1,270	33,795

		667,714

Telecommunication Services – 0.50%
AT&T	8,390	273,933
Atlantic Tele-Network	395	27,342
inContact †	3,450	37,605
Verizon Communications	4,300	209,109

		547,989

Utilities – 0.37%
Cleco	680	37,074
Edison International	3,690	230,514
MDU Resources Group	1,070	22,834
NorthWestern	665	35,770
OGE Energy	980	30,978
Sempra Energy	350	38,157
South Jersey Industries	220	11,942

		407,269

Total U.S. Markets (cost $13,916,020)		23,067,212

Developed Markets – 13.06%§
Consumer Discretionary – 2.09% adidas	710	56,074
Cie Financiere Richemont Class A	360	28,926
Compass Group	2,870	49,819

(continues)                                             77

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Consumer Discretionary (continued)
Daimler	560	$53,789
Denso	1,100	50,135
Hennes & Mauritz Class B	1,200	48,622
Husqvarna Class B	4,700	34,045
Jardine Cycle & Carriage	1,000	29,868
Kering	587	114,615
LVMH Moet Hennessy Louis Vuitton	200	35,203
Nitori Holdings	4,126	279,257
Panasonic	3,700	48,580
Publicis Groupe	1,009	77,865
Reed Elsevier	2,040	50,841
Sekisui Chemical	4,000	51,891
Shimamura	500	46,303
Singapore Press Holdings	10,000	30,524
Sodexo	390	38,045
Sumitomo Electric Industries	3,500	45,872
Sumitomo Rubber Industries	10,600	195,361
Swatch Group	105	44,405
Techtronic Industries	42,000	141,599
Toyota Motor	5,799	404,724
USS	2,700	46,647
Volkswagen	175	45,005
William Hill	6,700	36,790
Yue Yuen Industrial Holdings	53,000	187,537

		2,272,342

Consumer Staples – 1.73%
Anheuser-Busch InBev	600	73,313
Aryzta †	3,683	225,778
Asahi Group Holdings	1,500	47,555
British American Tobacco	2,160	111,850
Carlsberg Class B	1,979	163,180
Chocoladefabriken Lindt & Sprungli Class PC	7	37,468
Coca-Cola Amatil	16,140	132,135
Diageo	1,840	50,845
Heineken	660	50,385
Henkel	390	40,253
Japan Tobacco	5,900	186,497
Jeronimo Martins	3,250	40,905
Kao	1,100	54,918
Kerry Group Class A	610	41,002
Koninklijke Ahold	2,050	40,405
L’Oreal	290	53,425
Nestle	1,780	134,038

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Consumer Staples (continued)
Reckitt Benckiser Group	460	$39,515
Tesco	45,418	162,117
Treasury Wine Estates	10,000	38,852
Unilever	1,700	70,927
Unilever CVA	1,195	49,945
Wesfarmers	1,360	45,413

		1,890,721

Energy – 0.40%
Amec Foster Wheeler	2,750	36,784
CGG †	3,850	21,849
Neste Oil	1,750	45,928
Saipem †	7,811	79,468
Subsea 7	1,423	12,221
Suncor Energy	4,200	122,719
TOTAL	2,461	122,352

		441,321

Financials – 2.13%
AIA Group	7,000	43,949
AXA	11,103	279,505
Banco Espirito Santo Class R =†	85,000	0
Bank Leumi Le-Israel BM †	13,000	48,188
Bank of Ireland †	100,000	38,162
City Developments	4,000	29,318
Commonwealth Bank of Australia	1,230	87,239
Credit Agricole	3,050	44,828
Daito Trust Construction	400	44,659
Daiwa Securities Group	4,000	31,482
ING Groep CVA †	12,421	181,976
Intesa Sanpaolo	15,200	51,598
Investor Class B	1,380	54,934
Mitsubishi UFJ Financial Group	45,381	281,016
Nordea Bank	22,028	268,313
Prudential	3,400	84,370
QBE Insurance Group	5,000	49,421
Schroders	950	45,001
Seven Bank	9,000	44,369
Sony Financial Holdings	2,900	46,642
Standard Chartered	15,322	248,158
Swire Properties	9,600	31,179
UBS Group †	3,880	74,941
UniCredit	31,426	213,148

		2,322,396

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Healthcare – 2.37%
Bayer	610	$91,283
GlaxoSmithKline	3,750	86,322
ICON †	710	50,076
Indivior †	8,350	23,533
Merck	420	47,014
Miraca Holdings	900	41,369
Novartis	5,486	541,471
Novo Nordisk ADR	4,216	225,092
Novo Nordisk Class B	2,250	120,113
QIAGEN †	1,800	45,178
Roche Holding	550	151,136
Sanofi	2,666	263,341
Smith & Nephew	3,250	55,416
Sonic Healthcare	2,200	34,177
STADA Arzneimittel	4,363	145,204
Sumitomo Dainippon Pharma	3,800	45,001
Teva Pharmaceutical Industries ADR	9,885	615,835

		2,581,561

Industrials – 2.03%
ABB †	2,900	61,521
Aggreko	1,620	36,644
AP Moeller – Maersk	21	43,894
Boskalis Westminster	810	39,931
Cathay Pacific Airways	17,000	39,339
Cie de Saint-Gobain	830	36,450
Cobham	7,600	34,234
Deutsche Lufthansa	2,100	29,411
Deutsche Post	6,978	217,439
East Japan Railway	2,325	186,280
Elbit Systems	830	59,686
Ferrovial	2,200	46,785
Fuji Electric	9,000	42,455
ITOCHU	18,737	202,736
JTEKT	2,200	34,295
Koninklijke Philips	8,605	244,169
Legrand	670	36,299
Meggitt	19,984	162,438
Mitsubishi Electric	4,000	47,478
Mitsubishi Heavy Industries	7,000	38,509
Rexel	4,600	86,753
Schneider Electric	510	39,695
Singapore Airlines	4,000	34,825
THK	1,600	40,651
Travis Perkins	1,480	42,731

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Industrials (continued)
Vinci	3,548	$202,748
WestJet Airlines Class VV @	3,550	83,211
Yamato Holdings	1,900	43,785

		2,214,392

Information Technology – 0.93%
Amadeus IT Holding	800	34,292
CGI Group Class A †	6,332	268,547
Computershare	4,250	41,077
Ericsson Class B	4,350	54,614
Hitachi	8,000	54,630
Infineon Technologies	4,750	56,521
NICE Systems	740	45,150
Playtech	7,387	84,965
SAP	1,000	72,291
Seiko Epson	2,600	46,042
Teleperformance	3,106	212,899
Trend Micro	1,200	39,534

		1,010,562

Materials – 0.81%
Air Liquide	510	65,669
Anglo American ADR	2,200	16,401
Arkema	590	46,734
AuRico Gold	13,988	38,652
BASF	370	36,635
BHP Billiton	2,450	56,944
EMS-Chemie Holding	105	42,697
Israel Chemicals	5,250	37,272
Johnson Matthey	710	35,572
Orica	2,450	37,201
Rexam	21,430	183,656
Rio Tinto	3,899	160,777
Shin-Etsu Chemical	700	45,694
Toray Industries	5,000	41,843
Yamana Gold	9,553	34,240

		879,987

Telecommunication Services – 0.44%
BT Group	7,100	46,133
KDDI	1,500	33,883
Nippon Telegraph & Telephone	3,922	242,069
Tele2 Class B	13,113	156,843

		478,928

Utilities – 0.13%
National Grid	6,638	85,336

(continues)                                             79

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Developed Markets§ (continued)
Utilities (continued)
Tokyo Gas	9,000	$56,571

		141,907

Total Developed Markets (cost $11,632,278)		14,234,117

Emerging Markets X – 5.14%
Consumer Discretionary – 0.31%
Arcos Dorados Holdings @	5,000	24,650
Grupo Televisa ADR †	4,325	142,768
Hyundai Motor	213	32,272
LG Electronics	695	36,855
Mahindra & Mahindra	2,911	55,523
Woolworths Holdings	6,775	48,040

		340,108

Consumer Staples – 0.67%
Anadolu Efes Biracilik Ve Malt Sanayii †	6,081	50,729
BRF ADR	2,900	57,362
China Mengniu Dairy	12,000	63,772
Cia Brasileira de Distribuicao ADR	1,200	35,784
Cia Cervecerias Unidas ADR	1,400	29,064
Fomento Economico Mexicano ADR †	600	56,100
Hypermarcas †	14,100	87,065
Lotte Chilsung Beverage @	53	82,416
Lotte Confectionery @	36	57,939
Tingyi Cayman Islands Holding	21,908	47,168
Tsingtao Brewery	8,004	53,670
Uni-President China Holdings @	96,600	63,921
Wal-Mart de Mexico Class V	17,790	44,340

		729,330

Energy – 0.69%
Cairn India	7,704	26,496
China Petroleum & Chemical	37,350	29,765
CNOOC ADR	400	56,728
Gazprom ADR @	8,603	40,497
Lukoil ADR	1,200	55,116
PetroChina ADR	475	52,825
Petroleo Brasileiro ADR †	9,919	59,613
Polski Koncern Naftowy Orlen	2,476	38,644
PTT-Foreign	6,341	62,923
Reliance Industries GDR 144A #	7,198	190,387
Rosneft GDR @	7,399	31,739

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Emerging Markets X (continued)
Energy (continued)
Sasol ADR	1,200	$40,848
Tambang Batubara Bukit Asam Persero	30,900	25,335
YPF ADR	1,300	35,685

		746,601

Financials – 0.85%
Akbank	19,167	56,237
Banco Santander Brasil ADR	8,100	35,721
Bangkok Bank	9,696	54,919
China Construction Bank	81,080	67,295
Etalon Group GDR 144A #@=	3,700	7,899
Grupo Financiero Banorte Class O	5,000	28,996
ICICI Bank ADR	7,600	78,736
Industrial & Commercial Bank of China	101,459	75,047
Itau Unibanco Holding ADR	5,169	57,169
KB Financial Group ADR †	2,527	88,799
Powszechna Kasa Oszczednosci Bank Polski	2,559	22,899
Reliance Capital	4,090	27,901
Remgro	2,442	53,448
Samsung Life Insurance	625	54,413
Sberbank @=	31,494	34,022
Shinhan Financial Group	1,699	63,861
Standard Bank Group	6,235	86,174
UEM Sunrise @	79,959	29,725

		923,261

Industrials – 0.15%
America Latina Logistica	4,768	6,005
Empresas ICA ADR †	4,500	14,670
Gol Linhas Aereas Inteligentes ADR †	6,100	14,823
KCC @	227	115,674
Santos Brasil Participacoes	2,100	7,184

		158,356

Information Technology – 1.24%
Baidu ADR †	2,007	418,259
Hon Hai Precision Industry	29,246	85,709
LG Display ADR †	3,900	55,809
MediaTek	5,000	67,609
Samsung Electronics	261	338,611
Samsung SDI	290	35,634
SINA †	1,200	38,592

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)

Emerging Markets X (continued)
Information Technology (continued)
Sohu.com @†	1,800	$95,994
Taiwan Semiconductor Manufacturing	17,034	79,260
Taiwan Semiconductor Manufacturing ADR	2,400	56,352
United Microelectronics	97,000	48,118
WNS Holdings ADR †	1,435	34,899

		1,354,846

Materials – 0.39%
Anglo American Platinum †	823	20,151
Braskem ADR	3,700	25,678
Cemex ADR †	8,192	77,578
Cemex Latam Holdings †	3,181	16,517
Fibria Celulose ADR †	5,437	76,825
Gerdau @	2,600	6,190
Gerdau ADR	2,700	8,640
Impala Platinum Holdings †	1,693	8,188
Nine Dragons Paper Holdings	37,000	23,136
Siam Cement NVDR	1,200	18,873
Siam Cement-Foreign	1,998	31,306
Sociedad Quimica y Minera de Chile ADR	1,300	23,725
Ultratech Cement	1,394	64,447
Vale ADR	4,825	27,261

		428,515

Telecommunication Services – 0.84%
America Movil ADR	2,400	49,104
China Mobile	10,294	134,155
China Mobile ADR	1,200	78,036
KT ADR †	2,700	35,316
MegaFon GDR	2,540	40,422
Mobile Telesystems ADR	1,900	19,190
MTN Group	2,736	46,128
Reliance Communications †	13,673	13,015
SK Telecom ADR	9,400	255,774
Telefonica Brasil ADR	2,850	43,577
Tim Participacoes ADR	6,900	114,402
Turkcell Iletisim Hizmetleri ADR †	3,187	41,527
Vodacom Group	4,554	49,751

		920,397

Total Emerging Markets (cost $5,492,622)		5,601,414

Total Common Stock (cost $31,040,920)		42,902,743

	Number of	Value
	shares	(U.S. $)

Convertible Preferred Stock – 0.32%

Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	350	$15,344
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	875	13,357
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	23	26,384
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	30	25,987
Dominion Resources 6.125% exercise price $65.06, expiration date 4/1/16	340	19,094
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	180	19,647
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	450	21,893
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	26	7,677
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	26	38,730
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	19	25,327
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	1,272	44,266
Maiden Holdings 7.25% exercise price $15.35, expiration date 9/15/16	650	34,021
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	300	11,437
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	273	16,014
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	20	24,460

Total Convertible Preferred Stock (cost $398,871)		343,638

(continues)                                             81

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Number of	Value
	shares	(U.S. $)

Exchange-Traded Funds – 0.11%

iShares MSCI EAFE Growth Index ETF	995	$69,700
iShares MSCI EAFE Index ETF	500	32,085
Vanguard FTSE Developed Markets ETF	450	17,923

Total Exchange-Traded Funds (cost $116,245)		119,708

	Principal
	amount°

Agency Collateralized Mortgage Obligations – 0.60%

Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	1,356	1,549
Series 2003-26 AT 5.00% 11/25/32	16,691	17,225
Series 2010-41 PN 4.50% 4/25/40	60,000	65,716
Series 2010-96 DC 4.00% 9/25/25	110,628	117,000
Series 2012-122 SD 5.926% 11/25/42 ●S	103,533	25,159
Series 2013-26 ID 3.00% 4/25/33 S	140,984	21,203
Series 2013-38 AI 3.00% 4/25/33 S	136,568	19,349
Series 2013-44 DI 3.00% 5/25/33 S	419,115	61,978
Series 2014-36 ZE 3.00% 6/25/44	66,643	61,643
Freddie Mac REMICs Series 2512 PG 5.50% 10/15/22	61,886	67,790
Series 4065 DE 3.00% 6/15/32	15,000	15,415
Series 4185 LI 3.00% 3/15/33 S	102,849	15,820
Series 4191 CI 3.00% 4/15/33 S	87,010	11,840
GNMA Series 2010-113 KE 4.50% 9/20/40	140,000	156,621

Total Agency Collateralized Mortgage Obligations (cost $640,417)		658,308

Agency Mortgage-Backed Securities – 11.19%

Fannie Mae ARM 2.42% 5/1/43 ●	52,090	53,263

	Principal	Value
	amount°	(U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae ARM
2.546% 6/1/43 ●	18,929	$19,431
3.196% 4/1/44 ●	75,181	78,440
3.266% 3/1/44 ●	72,173	75,548
3.31% 9/1/43 ●	54,514	57,177
Fannie Mae S.F. 15 yr
3.50% 7/1/26	43,543	46,450
4.00% 4/1/24	14,842	15,720
4.00% 5/1/24	29,652	31,407
4.00% 11/1/25	80,893	87,270
4.00% 12/1/26	45,180	47,876
4.00% 1/1/27	217,809	234,263
4.00% 8/1/27	53,198	56,538
4.50% 4/1/18	4,185	4,388
5.00% 9/1/18	10,029	10,549
5.50% 7/1/22	13,329	14,630
Fannie Mae S.F. 15 yr TBA 2.50% 5/1/30	414,000	424,334
Fannie Mae S.F. 20 yr
3.00% 2/1/33	5,902	6,118
3.00% 8/1/33	23,852	24,726
3.50% 4/1/33	7,313	7,735
4.00% 1/1/31	11,353	12,227
4.00% 2/1/31	36,949	39,791
5.00% 11/1/23	3,144	3,491
5.50% 12/1/29	4,350	4,895
6.00% 9/1/29	28,138	32,046
Fannie Mae S.F. 30 yr
3.00% 7/1/42	46,309	47,460
3.00% 10/1/42	27,001	27,682
3.00% 12/1/42	56,860	58,280
3.00% 5/1/43	87,525	89,644
4.00% 8/1/43	21,237	22,903
4.50% 7/1/41	25,500	27,959
4.50% 1/1/42	287,686	314,646
4.50% 9/1/42	459,971	504,218
4.50% 12/1/43	781	851
4.50% 5/1/44	2,915	3,185
4.50% 6/1/44	56,646	61,991
5.00% 11/1/35	21,140	23,526
5.00% 4/1/37	12,306	13,698
5.50% 12/1/32	2,499	2,831
5.50% 2/1/33	36,139	40,944
5.50% 4/1/34	13,120	14,855
5.50% 11/1/34	14,174	16,054
5.50% 12/1/34	84,923	96,122
5.50% 3/1/35	26,225	29,619
5.50% 5/1/35	21,986	24,854
5.50% 6/1/35	10,157	11,434

	Principal	Value
	amount°	(U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 1/1/36	7,632	$8,625
5.50% 4/1/36	81,331	91,542
5.50% 5/1/36	6,286	7,092
5.50% 7/1/36	3,853	4,358
5.50% 11/1/36	8,166	9,200
5.50% 1/1/37	33,724	37,985
5.50% 2/1/37	17,764	20,005
5.50% 4/1/37	70,989	79,942
5.50% 8/1/37	35,740	40,390
5.50% 1/1/38	1,012	1,138
5.50% 2/1/38	23,853	26,961
5.50% 3/1/38	20,704	23,521
5.50% 6/1/38	77,961	87,728
5.50% 1/1/39	30,270	34,136
5.50% 2/1/39	117,128	132,361
5.50% 7/1/40	36,379	40,952
5.50% 9/1/41	339,755	382,333
6.00% 4/1/35	140,373	161,246
6.00% 5/1/36	37,692	43,079
6.00% 6/1/36	4,325	4,945
6.00% 12/1/36	5,135	5,902
6.00% 2/1/37	15,485	17,687
6.00% 5/1/37	41,855	47,760
6.00% 6/1/37	2,662	3,068
6.00% 7/1/37	2,697	3,095
6.00% 8/1/37	36,147	41,339
6.00% 9/1/37	5,408	6,176
6.00% 11/1/37	7,144	8,219
6.00% 5/1/38	65,878	75,170
6.00% 7/1/38	1,819	2,075
6.00% 9/1/38	12,769	14,569
6.00% 10/1/38	6,549	7,462
6.00% 9/1/39	212,075	242,048
6.00% 3/1/40	20,015	22,840
6.00% 9/1/40	19,208	21,926
6.00% 11/1/40	7,779	8,965
6.00% 5/1/41	100,576	114,902
6.50% 2/1/36	7,764	9,366
6.50% 3/1/40	108,512	126,365
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/45	3,899,000	3,976,599
3.50% 5/1/45	1,071,000	1,122,165
4.50% 5/1/45	1,004,000	1,092,556
Freddie Mac ARM 2.532% 1/1/44 ●	153,591	158,435
Freddie Mac S.F. 15 yr 2.50% 3/1/28	13,315	13,692

	Principal	Value
	amount°	(U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 15 yr
4.00% 12/1/24	20,843	$22,175
4.00% 5/1/25	7,948	8,464
4.00% 8/1/25	16,843	17,941
4.50% 8/1/24	45,838	49,425
4.50% 6/1/26	21,176	22,841
4.50% 9/1/26	21,603	23,329
Freddie Mac S.F. 20 yr
3.00% 6/1/34	24,327	25,148
3.50% 1/1/34	61,458	64,829
Freddie Mac S.F. 30 yr
3.00% 10/1/42	52,537	53,733
3.00% 11/1/42	49,569	50,834
4.50% 10/1/39	24,049	26,239
4.50% 4/1/41	112,220	122,661
5.50% 3/1/34	5,285	5,964
5.50% 12/1/34	5,152	5,825
5.50% 6/1/36	3,595	4,045
5.50% 11/1/36	7,470	8,362
5.50% 12/1/36	1,692	1,900
5.50% 9/1/37	5,205	5,842
5.50% 4/1/38	17,564	19,714
5.50% 6/1/38	4,461	5,008
5.50% 7/1/38	19,259	21,605
5.50% 6/1/39	19,246	21,589
5.50% 3/1/40	19,419	21,798
5.50% 8/1/40	31,240	35,039
5.50% 1/1/41	20,752	23,251
5.50% 6/1/41	109,359	122,557
6.00% 2/1/36	11,284	12,958
6.00% 1/1/38	7,129	8,091
6.00% 6/1/38	20,173	22,947
6.00% 8/1/38	51,528	58,823
6.00% 5/1/40	8,225	9,353
6.00% 7/1/40	33,797	38,617
6.50% 4/1/39	30,349	34,767
GNMA I S.F. 30 yr 5.00% 6/15/40	10,234	11,414

Total Agency Mortgage-Backed Securities (cost $12,089,611)		12,188,077

Commercial Mortgage-Backed Securities – 3.30%

Banc of America Commercial Mortgage Trust Series 2006-1 AM 5.421% 9/10/45 ●	15,000	15,411

(continues)                                             83

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Commercial Mortgage-Backed Securities (continued)

Banc of America Commercial Mortgage Trust
Series 2006-4 A4 5.634% 7/10/46	45,992	$47,691
Series 2007-4 AM 5.821% 2/10/51 ●	60,000	65,191
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR4 A3 5.468% 6/11/41 ●	1,421	1,420
Series 2007-PWR18 A4 5.70% 6/11/50	30,000	32,471
CD Commercial Mortgage Trust
Series 2005-CD1 AM 5.225% 7/15/44 ●	85,000	86,310
Series 2005-CD1 C 5.225% 7/15/44 ●	20,000	20,286
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	65,000	69,335
Series 2015-GC27 A5 3.137% 2/10/48	25,000	25,602
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	40,000	43,223
Series 2014-CR20 A4 3.59% 11/10/47	80,000	85,106
Series 2014-CR20 AM 3.938% 11/10/47	60,000	64,080
Series 2014-CR21 A3 3.528% 12/10/47	55,000	58,229
Series 2015-3BP A 144A 3.178% 2/10/35 #	200,000	204,708
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	30,000	31,640
Credit Suisse First Boston Mortgage Securities Series 2005-C5 AM 5.10% 8/15/38 ●	35,000	35,267
DBUBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	100,000	114,176
Series 2011-LC1A C 144A 5.558% 11/10/46 #●	100,000	113,478
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.618% 11/25/49 #●	40,000	43,884

	Principal	Value
	amount°	(U.S. $)

Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2011-K15 B 144A 4.932% 8/25/44 #●	10,000	$11,121
Series 2011-K702 B 144A 4.771% 4/25/44 #●	20,000	21,484
Series 2011-K703 B 144A 4.884% 7/25/44 #●	15,000	16,200
Series 2012-K19 B 144A 4.037% 5/25/45 #●	15,000	16,026
Series 2012-K22 B 144A 3.687% 8/25/45 #●	50,000	51,939
Series 2012-K22 C 144A 3.687% 8/25/45 #●	40,000	40,394
Series 2012-K707 B 144A 3.883% 1/25/47 #●	20,000	20,963
Series 2012-K708 B 144A 3.761% 2/25/45 #●	65,000	67,851
Series 2012-K708 C 144A 3.761% 2/25/45 #●	15,000	15,362
Series 2012-K711 B 144A 3.562% 8/25/45 #●	10,000	10,434
Series 2013-K26 C 144A 3.60% 12/25/45 #●	25,000	25,059
Series 2013-K30 C 144A 3.556% 6/25/45 #●	40,000	39,468
Series 2013-K31 C 144A 3.627% 7/25/46 #●	85,000	84,774
Series 2013-K33 B 144A 3.504% 8/25/46 #●	50,000	51,177
Series 2013-K33 C 144A 3.504% 8/25/46 #●	25,000	24,747
Series 2013-K712 B 144A 3.369% 5/25/45 #●	35,000	36,012
Series 2013-K713 B 144A 3.165% 4/25/46 #●	130,000	132,512
Series 2013-K713 C 144A 3.165% 4/25/46 #●	65,000	64,458
Series 2014-K716 C 144A 3.954% 8/25/47 #●	30,000	30,715
GS Mortgage Securities Trust Series 2010-C1 A2 144A 4.592% 8/10/43 #	400,000	446,664
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	230,000	230,523
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	100,000	101,271
Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	100,000	101,062

	Principal	Value
	amount°	(U.S. $)

Commercial Mortgage-Backed Securities (continued)

JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	87,541	$87,494
Series 2014-C22 B 4.562% 9/15/47 ●	20,000	21,849
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.724% 8/12/37 ●	25,000	27,152
Series 2005-LDP4 AJ 5.04% 10/15/42 ●	85,000	85,629
Series 2005-LDP5 D 5.382% 12/15/44 ●	45,000	45,951
Series 2006-LDP8 AM 5.44% 5/15/45	163,000	171,200
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	5,370	5,462
Series 2006-C6 AJ 5.452% 9/15/39 ●	70,000	73,410
Series 2006-C6 AM 5.413% 9/15/39	55,000	58,042
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	30,000	32,717
Series 2014-C19 AS 3.832% 12/15/47	15,000	15,831
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.204% 11/14/42 ●	70,000	70,890
Series 2006-T21 AM 5.204% 10/12/52 ●	65,000	66,651
WFRBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	35,000	38,251

Total Commercial Mortgage-Backed Securities (cost $3,558,519)		3,598,253

Convertible Bonds – 0.82%

Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	49,000	48,296
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	17,000	17,606

	Principal	Value
	amount°	(U.S. $)

Convertible Bonds (continued)

BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	19,000	$20,710
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	21,000	31,907
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	36,000	37,553
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	29,000	27,097
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	34,000	32,916
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	31,000	30,826
Cemex 3.25% exercise price $9.65, expiration date 3/9/16	25,000	28,109
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18	11,000	10,636
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	29,000	35,688
General Cable 4.50% exercise price $34.47, expiration date 11/15/29 f	35,000	27,891
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	6,000	25,860
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	7,000	15,492
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	32,000	37,000
Lexington Realty Trust 144A 6.00% exercise price $6.60, expiration date 1/11/30 #	16,000	23,230
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	37,000	51,823

(continues)                                             85

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Convertible Bonds (continued)

Liberty Interactive 144A 1.00% exercise price $64.31, expiration date 9/28/43 #	29,000	$28,493
Microchip Technology 144A 1.625% exercise price $68.17, expiration date 2/13/25 #	5,000	5,216
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	8,000	35,605
Novellus Systems 2.625% exercise price $34.78, expiration date 5/14/41	17,000	34,797
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	38,000	47,643
NXP Semiconductors 144A 1.00% exercise price $102.84, expiration date 11/27/19 #	18,000	21,533
Oclaro 144A 6.00% exercise price $1.95, expiration date 2/14/20 #	7,000	8,562
Peabody Energy 4.75% exercise price $57.15, expiration date 12/15/41	37,000	13,251
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	19,000	19,617
SanDisk 1.50% exercise price $51.16, expiration date 8/11/17	17,000	23,237
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18	11,000	10,113
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	28,000	28,035
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	11,000	7,645
TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19 #	22,000	21,973
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	49,000	29,890

	Principal		Value
	amount°		(U.S. $)

Convertible Bonds (continued)

Vector Group 1.75% exercise price $25.87, expiration date 4/15/20		34,000	$36,593
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 ●		15,000	21,220

Total Convertible Bonds (cost $829,504)			896,063

Corporate Bonds – 29.38%

Banking – 3.18%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	27,000	22,282
Bank of America 4.25% 10/22/26		135,000	139,557
Bank of New York Mellon 2.15% 2/24/20		15,000	15,133
BB&T 2.45% 1/15/20		320,000	325,738
BBVA Banco Continental 144A 5.00% 8/26/22 #		35,000	37,380
BBVA Bancomer 144A 6.50% 3/10/21 #		150,000	166,782
City National 5.25% 9/15/20		55,000	63,209
Cooperatieve Centrale Raiffeisen-Boerenleenbank
4.25% 1/13/22	AUD	53,000	42,586
4.625% 12/1/23		250,000	270,748
Credit Suisse Group 144A 6.25% 12/29/49 #●		220,000	216,810
Export-Import Bank of China 144A 2.50% 7/31/19 #		200,000	202,895
Goldman Sachs Group
2.60% 4/23/20		145,000	146,713
5.20% 12/17/19	NZD	67,000	51,327
JPMorgan Chase
0.886% 1/28/19 ●		53,000	53,148
4.125% 12/15/26		115,000	119,497
4.25% 11/2/18	NZD	85,000	63,860
6.75% 1/29/49 ●		40,000	43,600
Morgan Stanley
1.106% 1/24/19 ●		57,000	57,243
4.35% 9/8/26		70,000	73,478
5.00% 9/30/21	AUD	54,000	44,089
MUFG Americas Holdings
2.25% 2/10/20		45,000	45,138
3.00% 2/10/25		95,000	94,124
Northern Trust 3.95% 10/30/25		45,000	48,406
PNC Funding 5.625% 2/1/17		150,000	161,321

	Principal		Value
	amount°		(U.S. $)

Corporate Bonds (continued)

Banking (continued)
PNC Preferred Funding Trust II 144A 1.493% 3/29/49 #●		200,000	$184,000
Santander Holdings USA 3.45% 8/27/18		45,000	46,865
SunTrust Banks 2.35% 11/1/18		90,000	91,477
USB Capital IX 3.50% 10/29/49 ●		145,000	120,713
Wells Fargo 4.75% 8/27/24	AUD	10,000	8,266
5.875% 12/29/49 ●		25,000	26,505
Woori Bank
144A 2.875% 10/2/18 #		200,000	205,713
144A 4.75% 4/30/24 #		200,000	214,174
Zions Bancorp 4.50% 6/13/23		60,000	63,560

			3,466,337

Basic Industry – 2.11%
AK Steel 7.625% 5/15/20		30,000	25,950
ArcelorMittal 10.60% 6/1/19		85,000	104,284
Builders FirstSource 144A 7.625% 6/1/21 #		15,000	15,150
CF Industries
6.875% 5/1/18		165,000	188,236
7.125% 5/1/20		47,000	56,694
Dow Chemical
3.50% 10/1/24		30,000	30,525
8.55% 5/15/19		198,000	248,122
Fibria Overseas Finance 5.25% 5/12/24		50,000	49,750
FMG Resources August 2006
144A 6.875% 4/1/22 #		60,000	44,550
144A 8.25% 11/1/19 #		15,000	12,956
Freeport-McMoRan Oil & Gas 6.50% 11/15/20		34,000	36,167
Georgia-Pacific
144A 3.60% 3/1/25 #		25,000	25,680
8.00% 1/15/24		160,000	212,637
Gerdau Holdings 144A 7.00% 1/20/20 #		100,000	107,250
Grace (W.R.) 144A 5.125% 10/1/21 #		25,000	26,000
Immucor 11.125% 8/15/19		65,000	70,119
Inversiones 144A 6.125% 11/5/19 #		100,000	111,300
LSB Industries 7.75% 8/1/19		10,000	10,475
Lundin Mining 144A 7.50% 11/1/20 #		35,000	36,400

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
LYB International Finance 4.875% 3/15/44	5,000	$5,392
LyondellBasell Industries 4.625% 2/26/55	140,000	140,039
Methanex 4.25% 12/1/24	75,000	76,137
Nortek 8.50% 4/15/21	35,000	37,625
NOVA Chemicals 144A 5.00% 5/1/25 #	88,000	92,180
Novelis 8.75% 12/15/20	30,000	32,287
OCP 144A 5.625% 4/25/24 #	200,000	218,250
PolyOne 5.25% 3/15/23	30,000	31,275
Potash of Saskatchewan 3.00% 4/1/25	45,000	45,155
PPG Industries 2.30% 11/15/19	50,000	50,620
Rockwood Specialties Group 4.625% 10/15/20	40,000	41,750
Ryerson
9.00% 10/15/17	35,000	35,437
11.25% 10/15/18	14,000	14,280
TPC Group 144A 8.75% 12/15/20 #	30,000	27,600
Yamana Gold 4.95% 7/15/24	40,000	39,401

		2,299,673

Brokerage – 0.11%
Jefferies Group
5.125% 1/20/23	50,000	51,983
6.45% 6/8/27	30,000	32,550
6.50% 1/20/43	20,000	19,963
Lazard Group 6.85% 6/15/17	17,000	18,896

		123,392

Capital Goods – 1.04%
Algeco Scotsman Global
Finance 144A 8.50% 10/15/18 #	240,000	239,100
Berry Plastics 5.50% 5/15/22	35,000	36,006
BWAY Holding 144A 9.125% 8/15/21 #	50,000	52,250
Cemex Finance 144A 9.375% 10/12/22 #	200,000	228,000
Consolidated Container 144A 10.125% 7/15/20 #	25,000	21,875
Crane
2.75% 12/15/18	20,000	20,521
4.45% 12/15/23	80,000	85,763

(continues)                                             87

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Gates Global 144A 6.00% 7/15/22 #	45,000	$42,694
Lockheed Martin 3.80% 3/1/45	30,000	29,954
Masco 4.45% 4/1/25	40,000	41,400
Milacron 144A 7.75% 2/15/21 #	30,000	31,200
Parker-Hannifin 3.30% 11/21/24	5,000	5,256
Plastipak Holdings 144A 6.50% 10/1/21 #	50,000	51,125
Reynolds Group Issuer 8.25% 2/15/21	100,000	107,500
TransDigm
6.00% 7/15/22	40,000	40,200
6.50% 7/15/24	30,000	30,300
Trinity Industries 4.55% 10/1/24	70,000	70,506
		1,133,650
Consumer Cyclical – 2.95%
Alibaba Group Holding 144A 3.125% 11/28/21 #	200,000	201,711
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿	30,000	31,050
American Axle & Manufacturing 6.25% 3/15/21	45,000	47,587
Bed Bath & Beyond 4.915% 8/1/34	70,000	75,199
BorgWarner 3.375% 3/15/25	15,000	15,471
Chinos Intermediate Holdings A 144A PIK 7.75% 5/1/19 #T	50,000	44,000
Daimler 2.75% 12/10/18	NOK520,000	67,890
Dana Holding 5.50% 12/15/24	16,000	16,560
Delphi 4.15% 3/15/24	55,000	58,576
Ford Motor 7.45% 7/16/31	92,000	127,348
General Motors
3.50% 10/2/18	75,000	77,217
5.00% 4/1/35	45,000	48,171
General Motors Financial
3.15% 1/15/20	5,000	5,065
4.00% 1/15/25	20,000	20,439
4.375% 9/25/21	50,000	53,167
HD Supply
7.50% 7/15/20	24,000	25,800
11.50% 7/15/20	35,000	40,644

	Principal		Value
	amount°		(U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Historic TW 6.875% 6/15/18		215,000	$250,227
Host Hotels & Resorts
3.75% 10/15/23		110,000	111,693
4.75% 3/1/23		85,000	91,759
5.875% 6/15/19		30,000	31,135
Hyundai Capital America 144A 2.55% 2/6/19 #		15,000	15,269
International Game Technology 5.35% 10/15/23		100,000	101,612
INVISTA Finance 144A 4.25% 10/15/19 #		75,000	74,906
Landry’s 144A 9.375% 5/1/20 #		75,000	80,813
Lear 5.25% 1/15/25		120,000	123,000
Magna International 3.625% 6/15/24		65,000	66,350
Marriott International 3.375% 10/15/20		50,000	52,427
Meritor 6.75% 6/15/21		30,000	31,200
Netflix 144A 5.875% 2/15/25 #		190,000	195,937
PF Chang’s China Bistro 144A 10.25% 6/30/20 #		20,000	20,800
Priceline Group 3.65% 3/15/25		115,000	117,270
QVC
4.375% 3/15/23		110,000	112,261
5.45% 8/15/34		70,000	69,636
Sally Holdings 5.75% 6/1/22		30,000	32,063
Signet UK Finance 4.70% 6/15/24		85,000	87,410
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25		45,000	46,276
4.50% 10/1/34		15,000	15,658
Suburban Propane Partners 7.375% 8/1/21		17,000	18,360
Toyota Finance Australia
2.25% 8/31/16	NOK	60,000	7,535
3.04% 12/20/16	NZD	120,000	88,575
TRW Automotive
144A 4.45% 12/1/23 #		95,000	95,950
144A 4.50% 3/1/21 #		70,000	70,700
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿		25,000	26,375

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	55,000	$57,337
Walgreens Boots Alliance 3.80% 11/18/24	70,000	72,519
Wyndham Worldwide
4.25% 3/1/22	40,000	41,805
5.625% 3/1/21	45,000	50,877

		3,213,630

Consumer Non-Cyclical – 2.89%
Actavis Funding
3.45% 3/15/22	55,000	56,420
3.80% 3/15/25	85,000	87,900
4.55% 3/15/35	10,000	10,457
AmerisourceBergen 3.25% 3/1/25	40,000	40,617
Becton Dickinson 3.734% 12/15/24	70,000	73,408
Boston Scientific 2.65% 10/1/18	15,000	15,178
Campbell Soup 3.30% 3/19/25	80,000	81,506
CareFusion 6.375% 8/1/19	95,000	111,174
CDK Global 144A 4.50% 10/15/24 #	45,000	46,469
Celgene
3.95% 10/15/20	130,000	140,460
4.625% 5/15/44	15,000	16,020
Community Health Systems 6.875% 2/1/22	60,000	64,425
DaVita HealthCare Partners 5.125% 7/15/24	50,000	51,094
EMD Finance
144A 2.95% 3/19/22 #	40,000	40,531
144A 3.25% 3/19/25 #	75,000	76,037
Express Scripts Holding 2.25% 6/15/19	55,000	55,303
Fresenius Medical Care U.S. Finance II 144A 5.875% 1/31/22 #	30,000	33,150
Gilead Sciences
3.50% 2/1/25	45,000	47,512
4.50% 2/1/45	15,000	16,608
HCA 5.375% 2/1/25	155,000	163,331
HealthSouth
5.125% 3/15/23	15,000	15,337
5.75% 11/1/24	10,000	10,450
JBS Investments 144A 7.75% 10/28/20 #	200,000	212,500

	Principal		Value
	amount°		(U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Kinetic Concepts 10.50% 11/1/18		35,000	$37,975
Lilly (Eli) 2.75% 6/1/25 Medtronic		40,000	40,229
144A 3.15% 3/15/22 #		80,000	83,147
144A 3.50% 3/15/25 #		95,000	99,437
Merck
2.35% 2/10/22		55,000	55,100
2.75% 2/10/25		130,000	130,062
Omnicare 5.00% 12/1/24		30,000	31,500
Pernod-Ricard 144A 5.75% 4/7/21 #		150,000	174,295
Perrigo Finance 3.50% 12/15/21		200,000	207,140
Prestige Brands 144A 5.375% 12/15/21 #		75,000	76,313
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	2,000,000	126,795
Smithfield Foods 6.625% 8/15/22		30,000	32,213
Smucker (J.M.)
144A 3.00% 3/15/22 #		20,000	20,332
144A 3.50% 3/15/25 #		85,000	87,564
144A 4.25% 3/15/35 #		30,000	31,177
Spectrum Brands
6.375% 11/15/20		35,000	37,275
6.625% 11/15/22		55,000	59,125
Tenet Healthcare 6.00% 10/1/20		69,000	73,313
Thermo Fisher Scientific 3.30% 2/15/22		20,000	20,539
VRX Escrow 144A 5.875% 5/15/23 #		60,000	61,650
Zimmer Holdings
3.15% 4/1/22		25,000	25,326
3.375% 11/30/21		90,000	92,621
3.55% 4/1/25		80,000	81,760

			3,150,775

Energy – 3.39%
AmeriGas Finance 7.00% 5/20/22		35,000	37,713
Anadarko Petroleum 4.50% 7/15/44		20,000	20,544
Bristow Group 6.25% 10/15/22		30,000	28,650
California Resources 144A 5.50% 9/15/21 #		30,000	26,766

(continues)                                             89

Schedules of investments

    Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Energy (continued)
California Resources 144A 6.00% 11/15/24 #	25,000	$22,063
Chaparral Energy 7.625% 11/15/22	10,000	6,800
Chesapeake Energy
4.875% 4/15/22	85,000	80,113
5.75% 3/15/23	60,000	58,800
Chevron
1.961% 3/3/20	65,000	65,461
2.411% 3/3/22	35,000	35,098
Cimarex Energy 4.375% 6/1/24	35,000	34,913
ConocoPhillips 4.30% 11/15/44	30,000	31,923
Continental Resources 4.50% 4/15/23	150,000	145,821
Enbridge Energy Partners 8.05% 10/1/37 ●	115,000	123,913
Energy Transfer Partners
4.05% 3/15/25	80,000	80,838
4.90% 3/15/35	30,000	29,892
5.15% 3/15/45	35,000	35,353
9.70% 3/15/19	56,000	70,451
EnLink Midstream Partners 5.05% 4/1/45	60,000	61,270
Enterprise Products Operating 7.034% 1/15/68 ●	160,000	173,089
EOG Resources 3.15% 4/1/25	55,000	56,163
Exterran Partners 6.00% 4/1/21	20,000	18,500
Exxon Mobil
2.397% 3/6/22	40,000	40,352
2.709% 3/6/25	130,000	131,492
Kinder Morgan 144A 5.00% 2/15/21 #	30,000	32,104
Kinder Morgan Energy Partners 9.00% 2/1/19	95,000	115,815
Laredo Petroleum 7.375% 5/1/22	60,000	62,175
MarkWest Energy Partners 4.875% 12/1/24	95,000	97,603
Murphy Oil USA 6.00% 8/15/23	80,000	86,200
Newfield Exploration
5.375% 1/1/26	80,000	80,960
5.625% 7/1/24	55,000	57,475
Noble Energy 3.90% 11/15/24	25,000	25,483

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Energy (continued)
Noble Energy 5.05% 11/15/44	50,000	$52,670
Noble Holding International 4.00% 3/16/18	10,000	10,062
Oasis Petroleum 6.875% 3/15/22	50,000	49,000
ONEOK Partners 3.80% 3/15/20	30,000	30,623
ONGC Videsh 3.25% 7/15/19	200,000	203,569
PDC Energy 7.75% 10/15/22	20,000	21,100
Petrobras Global Finance
3.00% 1/15/19	85,000	73,595
4.875% 3/17/20	95,000	85,547
Petroleos Mexicanos
144A 4.25% 1/15/25 #	40,000	40,642
6.50% 6/2/41	15,000	17,063
Plains All American Pipeline 8.75% 5/1/19	90,000	112,277
Pride International 6.875% 8/15/20	160,000	182,419
Regency Energy Partners 5.875% 3/1/22	20,000	21,800
Sunoco Logistics Partners Operations 3.45% 1/15/23	135,000	133,054
Talisman Energy
3.75% 2/1/21	50,000	49,261
5.50% 5/15/42	90,000	89,450
TransCanada PipeLines 6.35% 5/15/67 ●	180,000	175,050
Valero Energy
3.65% 3/15/25	55,000	56,365
4.90% 3/15/45	30,000	31,139
Williams 4.55% 6/24/24	50,000	48,516
Williams Partners
4.00% 9/15/25	65,000	63,884
7.25% 2/1/17	85,000	93,421
YPF
144A 8.75% 4/4/24 #	40,000	41,024
144A 8.875% 12/19/18 #	40,000	41,238

		3,696,562

Financials – 1.30%
Affiliated Managers Group 3.50% 8/1/25	60,000	60,054
Ally Financial
4.125% 2/13/22	20,000	19,550
4.625% 3/30/25	120,000	118,500

	Principal		Value
	amount°		(U.S. $)

Corporate Bonds (continued)

Financials (continued)
CME Group 3.00% 3/15/25		55,000	$55,628
E*TRADE Financial 4.625% 9/15/23		40,000	40,800
General Electric Capital
2.20% 1/9/20		35,000	35,410
4.25% 1/17/18	NZD	10,000	7,535
5.55% 5/4/20		40,000	46,625
6.00% 8/7/19		80,000	93,545
7.125% 12/29/49 ●		300,000	353,250
Hutchison Whampoa International 14 144A 3.625% 10/31/24 #		200,000	205,305
Hyundai Capital America 144A 2.125% 10/2/17 #		60,000	60,629
Lazard Group 3.75% 2/13/25		60,000	59,295
SUAM Finance 144A 4.875% 4/17/24 #		100,000	103,750
Woodside Finance
144A 3.65% 3/5/25 #		70,000	69,514
144A 8.75% 3/1/19 #		65,000	79,913

			1,409,303

Insurance – 1.29%
American International Group 3.875% 1/15/35		150,000	151,270
Berkshire Hathaway Finance 2.90% 10/15/20		75,000	79,313
Chubb 6.375% 3/29/67 ●		75,000	79,875
Five Corners Funding Trust 144A 4.419% 11/15/23 #		200,000	214,951
Highmark
144A 4.75% 5/15/21 #		45,000	47,394
144A 6.125% 5/15/41 #		20,000	21,478
HUB International 144A 7.875% 10/1/21 #		55,000	56,513
Liberty Mutual Group 144A 4.95% 5/1/22 #		25,000	27,658
MetLife
3.60% 4/10/24		70,000	74,065
6.40% 12/15/36		90,000	107,100
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #		100,000	101,649
Prudential Financial
4.50% 11/15/20		20,000	22,284
5.625% 6/15/43 ●		35,000	37,275
5.875% 9/15/42 ●		70,000	76,387

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Insurance (continued)
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	50,000	$51,299
144A 4.125% 11/1/24 #	95,000	100,471
USI 144A 7.75% 1/15/21 #	15,000	15,450
Voya Financial 5.65% 5/15/53 ●	70,000	73,500
XLIT
4.45% 3/31/25	25,000	25,212
6.50% 10/29/49 ●	45,000	39,937

		1,403,081

Media – 1.82%
Altice 144A 7.75% 5/15/22 #	200,000	203,875
CCO Holdings 5.25% 9/30/22	30,000	30,787
CCOH Safari 5.75% 12/1/24	130,000	134,225
Columbus International 144A 7.375% 3/30/21 #	200,000	211,000
Comcast 3.375% 2/15/25	210,000	219,887
Cox Communications 144A 3.85% 2/1/25 #	95,000	98,035
CSC Holdings 144A 5.25% 6/1/24 #	150,000	153,375
Gray Television 7.50% 10/1/20	30,000	31,725
Nielsen Finance 144A 5.00% 4/15/22 #	125,000	126,250
Sinclair Television Group
5.375% 4/1/21	35,000	36,050
144A 5.625% 8/1/24 #	30,000	30,675
Sirius XM Radio
144A 5.375% 4/15/25 #	45,000	45,337
144A 6.00% 7/15/24 #	80,000	84,200
Sky 144A 3.75% 9/16/24 #	200,000	207,180
TimeWarner Cable 8.25% 4/1/19	145,000	177,510
Univision Communications 144A 5.125% 5/15/23 #	30,000	30,600
Viacom 4.85% 12/15/34	160,000	165,812

		1,986,523

Real Estate – 1.11%
Alexandria Real Estate Equities
4.50% 7/30/29	30,000	31,753
4.60% 4/1/22	115,000	121,698
American Tower Trust I 144A 3.07% 3/15/23 #	75,000	75,578

(continues)                                             91

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
AvalonBay Communities 3.50% 11/15/24	45,000	$46,326
Carey (W.P.) 4.60% 4/1/24	45,000	46,626
CBL & Associates
4.60% 10/15/24	70,000	71,303
5.25% 12/1/23	15,000	16,084
Corporate Office Properties
3.60% 5/15/23	55,000	53,472
5.25% 2/15/24	65,000	70,847
DDR
3.625% 2/1/25	50,000	50,001
7.50% 4/1/17	30,000	33,368
7.875% 9/1/20	73,000	91,084
Education Realty Operating Partnership 4.60% 12/1/24	60,000	62,491
Excel Trust 4.625% 5/15/24	30,000	31,537
GEO Group
5.125% 4/1/23	55,000	56,375
5.875% 10/15/24	30,000	31,350
Hospitality Properties Trust 4.50% 3/15/25	55,000	56,385
Omega Healthcare Investors 144A 4.50% 4/1/27 #	60,000	59,238
WEA Finance 144A
3.75% 9/17/24 #	200,000	207,266

		1,212,782

Services – 0.62%
AECOM
144A 5.75% 10/15/22 #	15,000	15,563
144A 5.875% 10/15/24 #	55,000	57,887
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	30,000	23,175
MGM Resorts International 6.00% 3/15/23	120,000	123,900
Pinnacle Entertainment 7.50% 4/15/21	35,000	37,100
Service International 5.375% 5/15/24	30,000	31,500
United Rentals North America
4.625% 7/15/23	45,000	45,619
5.50% 7/15/25	45,000	45,956
5.75% 11/15/24	30,000	31,125
Wynn Las Vegas 5.375% 3/15/22	30,000	31,200
144A 5.50% 3/1/25 #	225,000	228,937

		671,962

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Technology – 1.16%
Activision Blizzard 144A 6.125% 9/15/23 #	30,000	$32,775
Apple 3.45% 2/9/45	15,000	14,278
CDW 5.00% 9/1/23	15,000	15,263
Equinix
4.875% 4/1/20	35,000	36,313
5.375% 4/1/23	60,000	62,580
First Data
11.25% 1/15/21	55,000	62,700
11.75% 8/15/21	30,000	34,837
Jabil Circuit 7.75% 7/15/16	9,000	9,697
Micron Technology 144A 5.25% 8/1/23 #	140,000	142,800
Microsoft
2.70% 2/12/25	35,000	35,179
3.50% 2/12/35	35,000	34,982
3.75% 2/12/45	70,000	70,454
National Semiconductor 6.60% 6/15/17	115,000	128,731
NetApp 3.25% 12/15/22	80,000	79,251
Oracle 4.30% 7/8/34	25,000	27,180
Seagate HDD Cayman
144A 4.75% 1/1/25 #	55,000	57,063
144A 5.75% 12/1/34 #	70,000	75,041
Tencent Holdings 144A 3.375% 5/2/19 #	200,000	207,423
Thermo Fisher Scientific
2.40% 2/1/19	75,000	76,123
4.15% 2/1/24	50,000	54,086

		1,256,756

Telecommunications – 2.64%
AT&T
4.35% 6/15/45	50,000	48,021
5.35% 9/1/40	80,000	87,619
Bharti Airtel International Netherlands 144A 5.35% 5/20/24 #	200,000	221,250
CC Holdings GS V 3.849% 4/15/23	30,000	30,424
CenturyLink
5.80% 3/15/22	165,000	172,631
6.75% 12/1/23	50,000	55,250
Crown Castle Towers 144A 4.883% 8/15/20 #	255,000	280,768
Digicel Group 144A 8.25% 9/30/20 #	200,000	201,300
Hughes Satellite Systems 7.625% 6/15/21	25,000	27,594

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
Intelsat Luxembourg 8.125% 6/1/23	130,000	$120,250
Lamar Media 5.00% 5/1/23	40,000	41,100
Level 3 Financing 5.375% 8/15/22	30,000	31,022
MDC Partners 144A 6.75% 4/1/20 #	40,000	42,300
Millicom International Cellular 144A 6.625% 10/15/21 #	200,000	212,250
Motorola Solutions 4.00% 9/1/24	85,000	88,004
Orange 5.50% 2/6/44	60,000	71,513
SBA Tower Trust
144A 2.24% 4/16/18 #	55,000	55,042
144A 2.898% 10/15/19 #	40,000	40,486
SES 144A 3.60% 4/4/23 #	110,000	115,429
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #	120,000	135,173
Sprint 7.125% 6/15/24	90,000	88,200
Telefonica Emisiones 6.421% 6/20/16	80,000	85,028
T-Mobile USA 6.125% 1/15/22	110,000	113,850
Verizon Communications
4.40% 11/1/34	95,000	97,090
4.862% 8/21/46	165,000	173,169
5.15% 9/15/23	95,000	108,992
Windstream
7.50% 4/1/23	15,000	14,400
7.75% 10/1/21	30,000	30,075
WPP Finance 2010 5.625% 11/15/43	75,000	88,723

		2,876,953

Transportation – 0.54%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 # ¿	35,000	35,000
Air Medical Group Holdings 9.25% 11/1/18	8,000	8,440
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	45,000	45,337
Aviation Capital Group 144A 6.75% 4/6/21 #	50,000	56,973
Brambles USA 144A 3.95% 4/1/15 #	35,000	35,000
Burlington Northern Santa Fe 4.15% 4/1/45	50,000	52,236

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Transportation (continued)
ERAC USA Finance
144A 4.50% 2/15/45 #	10,000	$10,158
144A 5.25% 10/1/20 #	150,000	171,356
Norfolk Southern 3.85% 1/15/24	50,000	54,058
United Parcel Service 5.125% 4/1/19	105,000	119,505

		588,063

Utilities – 3.23%
AES
5.50% 3/15/24	50,000	50,125
5.50% 4/15/25	65,000	64,350
AES Gener 144A 8.375% 12/18/73 # ●	200,000	220,020
Ameren Illinois
3.25% 3/1/25	55,000	57,440
9.75% 11/15/18	165,000	209,658
American Transmission Systems 144A 5.25% 1/15/22 #	140,000	161,080
AmericanWater Capital 3.40% 3/1/25	65,000	67,418
Berkshire Hathaway Energy 3.75% 11/15/23	90,000	96,113
4.50% 2/1/45	35,000	38,264
Calpine 5.375% 1/15/23	30,000	30,150
Cleveland Electric Illuminating 5.50% 8/15/24	60,000	72,380
CMS Energy 6.25% 2/1/20	65,000	76,878
ComEd Financing III 6.35% 3/15/33	65,000	67,136
Dominion Gas Holdings 3.60% 12/15/24	85,000	89,301
DTE Energy 2.40% 12/1/19	60,000	61,042
Dynegy Finance I/II
144A 6.75% 11/1/19 #	15,000	15,544
144A 7.375% 11/1/22 #	25,000	26,375
144A 7.625% 11/1/24 #	85,000	89,356
Electricite de France 144A 5.25% 1/29/49 # ●	190,000	198,740
Enel 144A 8.75% 9/24/73 # ●	200,000	241,695
Entergy Louisiana 4.05% 9/1/23	150,000	164,961
Great Plains Energy 4.85% 6/1/21	45,000	50,395
Integrys Energy Group 6.11% 12/1/66 ●	105,000	102,940

(continues)                                             93

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Utilities (continued)
IPALCO Enterprises 5.00% 5/1/18	35,000	$37,275
ITC Holdings 3.65% 6/15/24	85,000	88,268
LG&E & KU Energy
3.75% 11/15/20	70,000	74,173
4.375% 10/1/21	110,000	121,582
Metropolitan Edison 144A 4.00% 4/15/25 #	40,000	41,870
National Rural Utilities Cooperative Finance
2.85% 1/27/25	60,000	60,541
4.75% 4/30/43 ●	85,000	85,467
NextEra Energy Capital Holdings
2.40% 9/15/19	85,000	86,087
3.625% 6/15/23	35,000	36,696
NV Energy 6.25% 11/15/20	110,000	130,709
Pennsylvania Electric 5.20% 4/1/20	75,000	83,120
Public Service of New Hampshire 3.50% 11/1/23	50,000	53,301
Puget Energy 6.00% 9/1/21	35,000	41,382
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	50,000	52,336
Transelec 144A 4.25% 1/14/25 #	200,000	204,821
Wisconsin Energy 6.25% 5/15/67 ●	70,000	70,173

		3,519,162

Total Corporate Bonds (cost $30,844,784)		32,008,604

Municipal Bonds – 0.68%

Atlanta, GeorgiaWater & Wastewater Revenue 5.00% 11/1/40	35,000	40,360
California State Various Purpose 5.00% 3/1/45	60,000	69,556

	Principal	Value
	amount°	(U.S. $)

Municipal Bonds (continued)

Golden State, California
Tobacco Securitization Asset-Backed Senior Notes Series A-1
5.125% 6/1/47	40,000	$31,077
5.75% 6/1/47	45,000	38,139
Golden State, California Tobacco Securitization Enhanced Asset-Backed Series A
5.00% 6/1/40	105,000	119,916
5.00% 6/1/45	35,000	39,778
Maryland State Local Facilities Loan 2nd Series A 5.00% 8/1/21	45,000	54,514
New Jersey State Transportation Trust Fund (Transportation Program) Series AA 5.00% 6/15/44	50,000	53,141
New York City, New York Series I 5.00% 8/1/22	35,000	41,893
New York City, New York Water & Sewer System Series EE 5.00% 6/15/45	50,000	57,404
New York State Thruway Authority Series A 5.00% 5/1/19	45,000	51,514
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43 (AMT)	35,000	42,972
Texas State Transportation Commission (Senior Lien Mobility Fund) Series A 5.00% 10/1/44	90,000	105,189

Total Municipal Bonds (cost $722,682)		745,453

Non-Agency Asset-Backed Securities – 1.17%

AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	100,000	106,273
American Express Credit Account Master Trust
Series 2012-3 B 0.675% 3/15/18 ●	100,000	99,993
Series 2013-2 A 0.595% 5/17/21 ●	100,000	100,333

	Principal	Value
	amount°	(U.S. $)

Non-Agency Asset-Backed Securities (continued)

Avis Budget Rental Car Funding AESOP Series 2011-3A A 144A 3.41% 11/20/17 #	100,000	$103,214
Bank of America Credit Card Trust Series 2014-A3 A 0.462% 1/15/20 ●	70,000	69,970
Cabela’s Credit Card Master Note Trust Series 2012-2A A1 144A 1.45% 6/15/20 #	100,000	100,479
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	46,983	47,179
Chase Issuance Trust Series 2014-A5 A5 0.545% 4/15/21 ●	100,000	100,000
Ford Credit Floorplan Master Owner Trust A Series 2013-3 B 1.14% 6/15/17	30,000	30,041
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	49,500	49,624
MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22 #	100,000	99,601
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	100,000	99,984
Series 2015-1 A 2.37% 3/15/23	100,000	101,295
Trafigura Securitisation Finance Series 2012-1A A 144A 2.575% 10/15/15 #●	170,000	170,061

Total Non-Agency Asset-Backed Securities (cost $1,285,257)		1,278,047

Non-Agency Collateralized Mortgage Obligations – 0.35%

Bank of America Alternative Loan Trust
Series 2005-3 2A1
5.50% 4/25/20	1,929	1,988
Series 2005-6 7A1
5.50% 7/25/20	1,395	1,403

	Principal		Value
	amount°		(U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

ChaseFlex Trust Series 2006-1 A4 4.925% 6/25/36 ●		100,000	$86,575
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35		49,574	49,662
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36		58,105	58,667
Sequoia Mortgage Trust Series 2013-11 B1 144A 3.705% 9/25/43 #●		96,676	94,147
Springleaf Mortgage Loan Trust Series 2012-1A A 144A 2.667% 9/25/57 # ●		29,716	30,099
Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34 ¿		30,969	31,608
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36		17,666	18,143
Series 2006-AR5 2A1 2.691% 4/25/36 ●		12,258	11,504

Total Non-Agency Collateralized Mortgage Obligations (cost $340,605)			383,796

Regional Bonds – 0.12%Δ

Australia – 0.02%
Queensland Treasury 144A 4.75% 7/21/25 #	AUD	18,000	16,008

			16,008

Canada – 0.10%
Province of Ontario Canada 3.45% 6/2/45	CAD	56,000	49,918
Province of Quebec Canada 6.00% 10/1/29	CAD	54,000	60,776

			110,694

Total Regional Bonds (cost $131,091)			126,702

Senior Secured Loans – 7.23%«

Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		194,350	195,443

(continues)                                             95

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

Aramark Tranche E 3.25% 9/7/19	121,250	$121,674
Azure Midstream Tranche B 7.50% 11/15/18	44,444	42,278
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	306,463	307,062
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	89,325	79,477
Charter Communications Tranche B 1st Lien 4.25% 9/12/21	285,000	287,650
Community Health Systems Tranche D 4.25% 1/27/21	172,796	173,840
Community Health Systems Tranche F 1st Lien 3.428% 12/31/18	44,566	44,626
Dollar Tree Tranche B 1st Lien 4.25% 3/9/22	225,000	227,637
Drillships Financing Holding Tranche B1 6.00% 3/31/21	83,725	64,133
Energy Transfer Equity 1st Lien 3.25% 12/2/19	65,000	64,242
FCA US Tranche B 1st Lien 3.50% 5/24/17	14,695	14,704
First Data Tranche B 1st Lien 4.174% 3/24/21	292,556	294,254
Gardner Denver 1st Lien 4.25% 7/30/20	264,329	251,394
HCA Tranche B4 3.025% 5/1/18	310,275	310,808
HCA Tranche B5 1st Lien 2.928% 3/31/17	235,415	235,783
HiltonWorldwide Finance Tranche B2 3.50% 10/25/20	310,759	311,509
Houghton International 1st Lien 4.00% 12/20/19	347,013	346,723
Huntsman International Tranche B 1st Lien 3.75% 10/1/21	349,125	351,525
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	87,309	87,603
iHeartCommunications Tranche D 6.928% 1/30/19	170,000	162,095
Immucor Tranche B2 5.00% 8/19/18	290,883	292,429

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	273,448	$272,730
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21	54,588	54,417
KIK Custom Products 1st Lien 5.50% 4/29/19	199,716	199,841
Landry’s Tranche B 4.00% 4/24/18	77,587	77,829
Level 3 Financing Tranche B 4.00% 1/15/20	125,000	125,443
MPH Acquisition Tranche B 3.75% 3/31/21	64,171	64,079
Neiman Marcus Tranche 1st Lien 4.25% 10/25/20	100,000	99,778
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	89,102	86,986
Novelis Tranche B 3.75% 3/10/17	91,846	91,893
Numericable 4.50% 5/21/20	120,333	121,104
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	104,104	104,547
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	50,525	50,441
Panda Liberty Tranche B 7.50% 8/21/20	10,000	10,075
Republic of Angola (Unsecured) 6.594% 12/16/23	175,000	173,250
Salix Pharmaceuticals Tranche B 5.50% 1/2/20	222,039	222,275
Scientific Games International 6.00% 10/18/20	143,187	143,724
Sensus 2nd Lien 8.50% 5/9/18	85,000	83,725
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	37,945	38,166
Sprouts Farmers 4.00% 4/23/20	89,934	90,308
Univision Communications Tranche C4 4.00% 3/1/20	319,953	319,803
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	87,985	87,545
Valeant Pharmaceuticals International Tranche BE 3.50% 8/5/20	265,000	265,249
Wide OpenWest Finance 4.75% 4/1/19	426,300	427,518

	Principal		Value
	amount°		(U.S. $)

Senior Secured Loans« (continued)

Zayo Group Tranche B 1st Lien 4.00% 7/2/19		398,164	$399,252

Total Senior Secured Loans (cost $7,855,951)			7,876,867

Sovereign Bonds – 2.74%Δ

Australia – 0.07%
Australia Government Bond 3.75% 4/21/37	AUD	83,000	72,983

			72,983

Brazil – 0.02%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	70,000	20,846

			20,846

Canada – 0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	13,000	12,210

			12,210

Chile – 0.16%
Chile Government International Bond 5.50% 8/5/20	CLP	100,000,000	171,023

			171,023

Colombia – 0.28%
Colombia Government International Bonds
4.375% 3/21/23	COP	172,000,000	60,502
5.00% 6/15/45		200,000	206,500
9.85% 6/28/27	COP	69,000,000	34,467

			301,469

Dominican Republic – 0.10%
Dominican Republic International Bond 144A 6.85% 1/27/45 #		100,000	105,500

			105,500

Indonesia – 0.28%
Indonesia Government International Bond 144A 4.625% 4/15/43 #		200,000	196,250
Indonesia Treasury Bond 8.375% 3/15/24	IDR	1,305,000,000	106,321

			302,571

Italy – 0.62%
Italy Buoni Poliennali Del Tesoro 1.35% 4/15/22	EUR	246,000	272,135

	Principal		Value
	amount°		(U.S. $)

Sovereign BondsΔ (continued)

Italy (continued)
Italy Buoni Poliennali Del Tesoro 2.50% 12/1/24	EUR	338,000	$405,164

			677,299

Ivory Coast – 0.18%
Ivory Coast Government International Bond 144A 6.375% 3/3/28 #		200,000	201,000

			201,000

Kazakhstan – 0.17%
Kazakhstan Government International Bond 144A 3.875% 10/14/24 #		200,000	185,780

			185,780

Mexico – 0.09%
Mexican Bonos 7.50% 6/3/27	MXN	1,286,000	93,794

			93,794

Norway – 0.02%
Norway Government Bonds
2.00% 5/24/23	NOK	69,000	8,992
3.00% 3/14/24	NOK	61,000	8,594

			17,586

Peru – 0.06%
Peruvian Government International Bond 144A 6.95% 8/12/31 #	PEN	200,000	66,554

			66,554

Poland – 0.03%
Poland Government Bond 3.25% 7/25/25	PLN	102,000	29,271

			29,271

Portugal – 0.04%
Portugal Government International Bond 144A 5.125% 10/15/24 #		39,000	43,184

			43,184

Republic of Korea – 0.08%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	101,995,356	88,819

			88,819

(continues)                                             97

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

	Principal		Value
	amount°		(U.S. $)

Sovereign BondsΔ (continued)

Senegal – 0.18%
Senegal Government International Bond 144A 6.25% 7/30/24 #		200,000	$ 195,893

			195,893

South Africa – 0.14%
South Africa Government Bond 8.00% 1/31/30	ZAR	1,930,000	157,103

			157,103

Sweden – 0.03%
Sweden Government Bond 1.50% 11/13/23	SEK	305,000	38,993

			38,993

United Kingdom – 0.15%
United Kingdom Gilt 3.50% 1/22/45	GBP	18,400	34,194
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	81,123	133,613

			167,807

Uruguay – 0.03%
Uruguay Government International Bond 5.10% 6/18/50		31,000	32,317

			32,317

Total Sovereign Bonds (cost $3,045,282)			2,982,002

Supranational Banks – 0.23%
European Bank for Reconstruction & Development
6.00% 3/3/16	INR	3,300,000	52,715
7.375% 4/15/19	IDR	420,000,000	31,954
Inter-American Development Bank
6.00% 9/5/17	INR	4,500,000	71,913
7.25% 7/17/17	IDR	420,000,000	31,633
International Bank for Reconstruction & Development
2.465% 9/24/18 ●	AUD	9,000	6,861
4.625% 10/6/21	NZD	72,000	56,295

Total Supranational Banks (cost $262,923)			251,371

	Principal	Value
	amount°	(U.S. $)

U.S. Treasury Obligations – 0.55%

U.S. Treasury Bond
2.50% 2/15/45 ¥	210,000	$ 208,097
U.S. Treasury Notes
1.375% 2/29/20	165,000	165,051
1.375% 3/31/20	80,000	80,019
2.00% 2/15/25	130,000	130,833
2.25% 11/15/24	20,000	20,563

Total U.S. Treasury Obligations (cost $596,602)		604,563

	Number of shares
Preferred Stock – 0.58%
Alabama Power 5.625%	2,305	59,239
Bank of America 6.10% ●	40,000	40,675
Integrys Energy Group 6.00% ●	3,500	98,385
National Retail Properties 5.70%	2,120	52,894
Public Storage 5.20%	2,050	49,651
U.S. Bancorp 3.50% ●	400	326,004

Total Preferred Stock (cost $569,877)		626,848

	Principal amount°
Short-Term Investments – 7.33%
Discount Notes – 3.36%≠
Federal Home Loan Bank
0.057% 4/8/15	525,255	525,253
0.065% 4/20/15	345,399	345,394
0.07% 4/6/15	1,801,164	1,801,157
0.075% 6/4/15	253,216	253,193
0.075% 6/29/15	253,216	253,184
0.095% 7/14/15	481,110	481,027

		3,659,208

Repurchase Agreements – 3.97%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,772,456 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $1,807,903)	1,772,453	1,772,453

	Principal	Value
	amount°	(U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,477,048 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $1,506,585)	1,477,044	$1,477,044
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,074,505 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $1,095,993)	1,074,503	1,074,503

		4,324,000

Total Short-Term Investments (cost $7,983,117)		7,983,208

Total Value of Securities – 106.07% (cost $102,312,258)		$115,574,251

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2015, the aggregate value of Rule 144A securities was $15,450,629, which represents 14.18% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $833,332, which represents 0.76% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $41,921, which represents 0.04% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security. The rate shown is the rate as of March 31,2015. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2015.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2015.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(227,382)	USD	177,989	4/30/15	$5,131
BAML	CAD	(153,948)	USD	122,935	4/30/15	1,440
BAML	EUR	1,594	USD	(1,741)	4/30/15	(26)
BAML	NZD	(262,530)	USD	199,885	4/30/15	4,199
BNP	AUD	(93,218)	USD	72,996	4/30/15	2,131
BNP	NOK	(765,437)	USD	96,823	4/30/15	1,879
BNYM	EUR	(9,138)	USD	9,809	4/1/15	(20)
BNYM	GBP	1,076	USD	(1,594)	4/1/15	2
BNYM	KRW	(808,704)	USD	733	4/1/15	4
HSBC	GBP	(44,860)	USD	66,601	4/30/15	72
JPMC	COP	(231,551,384)	USD	89,601	4/30/15	881
JPMC	KRW	(98,158,430)	USD	88,647	4/30/15	222
JPMC	PLN	(170,613)	USD	45,467	4/30/15	503
JPMC	SEK	(113,611)	USD	13,377	4/30/15	179
TD	EUR	(301,941)	USD	327,572	4/30/15	2,716
TD	JPY	(3,679,798)	USD	30,763	4/30/15	72

						$19,385

(continues)                                             99

Schedules of investments

Delaware Foundation® Conservative Allocation Fund

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2)	E-mini MSCI EAFE Index	$(180,984)	$(182,990)	6/22/15	$(2,006)
(4)	E-mini MSCI Emerging Markets Index	(187,569)	(194,480)	6/22/15	(6,911)
(2)	E-mini S&P 500 Index	(205,639)	(206,080)	6/22/15	(441)
38	U.S. Treasury 5 yr Notes	4,563,143	4,568,016	7/1/15	4,873
12	U.S. Treasury 10 yr Notes	1,542,784	1,546,875	6/22/15	4,091
3	U.S. Treasury Ultra Bond	503,336	509,625	6/22/15	6,289

		$6,035,071			$5,895

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – BNP Paribas

BNYM – Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

COP – Colombian Peso

CVA – Dutch Certificate

DB – Deutsche Bank

EAFE – Europe Australasia Far East

ETF – Exchange-Traded Fund

EUR – European Monetary Unit

GBP – British Pound Sterling

GDR – Global Depositary Receipt

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South KoreanWon

LB – Lehman Brothers

MXN – Mexican Peso

NOK – Norwegian Krone

NVDR – Non-Voting Depositary Receipt

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PIK – Pay-in-kind

PLN – Polish Zloty

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S. Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Foundation Funds®

March 31, 2015

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Assets:
Investments, at value[1]	$78,075,807	$286,656,694	$107,591,043
Short-term investments, at value[2]	2,511,862	13,385,462	7,983,208
Foreign currencies, at value[3]	103,008	327,079	158,702
Cash due from broker	63,000	—	—
Cash	876	118,735	191,492
Receivable for securities sold	2,246,512	15,264,457	9,021,845
Receivable for fund shares sold	904,990	295,412	259,999
Dividends and interest receivable	319,786	1,491,736	670,694
Variation margin due from broker on futures contracts	9,820	48,087	17,353
Unrealized gain on foreign currency exchange contracts	4,986	26,840	19,431

Total assets	84,240,647	317,614,502	125,913,767

Liabilities:
Payable for securities purchased	3,876,527	26,751,275	16,527,199
Payable for fund shares redeemed	51,991	230,354	196,375
Other accrued expenses	110,941	219,489	157,476
Distribution fees payable to affiliates	20,397	64,893	42,133
Other affiliates payable	14,769	28,381	13,936
Investment management fees payable	1,070	116,757	13,762
Trustees’ fees and expenses payable	204	751	282
Unrealized loss on foreign currency exchange contracts	124	68	46
Other liabilities	132	875	516

Total liabilities	4,076,155	27,412,843	16,951,725

Total Net Assets	$80,164,492	$290,201,659	$108,962,042

Net Assets Consist of:
Paid-in capital	$58,687,326	$224,879,185	$92,825,949
Undistributed (distributions in excess of) net investment income	(10,370)	409,779	(127,165)
Undistributed net realized gain	3,850,750	12,493,675	3,001,339
Net unrealized appreciation of investments and derivatives	17,636,786	52,419,020	13,261,919

Total Net Assets	$80,164,492	$290,201,659	$108,962,042

(continues)                                             101

Statements of assets and liabilities

Delaware Foundation Funds®

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Net Asset Value

Class A:
Net assets	$44,462,888	$195,936,594	$51,721,583
Shares of beneficial interest outstanding, unlimited authorization, no par	4,180,721	16,364,617	5,092,523
Net asset value per share	$10.64	$11.97	$10.16
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.29	$12.70	$10.78

Class C:
Net assets	$11,017,101	$28,964,615	$34,671,396
Shares of beneficial interest outstanding, unlimited authorization, no par	1,063,375	2,418,769	3,405,019
Net asset value per share	$10.36	$11.97	$10.18

Class R:
Net assets	$4,399,547	$2,501,034	$4,231,993
Shares of beneficial interest outstanding, unlimited authorization, no par	416,603	209,655	416,751
Net asset value per share	$10.56	$11.93	$10.15

Institutional Class:
Net assets	$20,284,956	$62,799,416	$18,337,070
Shares of beneficial interest outstanding, unlimited authorization, no par	1,895,829	5,242,510	1,801,930
Net asset value per share	$10.70	$11.98	$10.18

[1] Investments, at cost	$60,420,980	$234,212,148	$94,329,141
[2] Short-term investments, at cost	2,511,835	13,385,305	7,983,117
[3] Foreign currencies, at cost	105,513	338,881	160,231

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Foundation Funds®

Year ended March 31, 2015

	Delaware Foundation® Growth Allocation Fund		Delaware Foundation Moderate Allocation Fund		Delaware Foundation Conservative Allocation Fund
	10/1/14 to 3/31/15*	Year ended 9/30/14	10/1/14 to 3/31/15*	Year ended 9/30/14	10/1/14 to 3/31/15*	Year ended 9/30/14
Investment Income:
Dividends	$590,985	$1,786,329	$1,665,970	$4,832,450	$424,607	$1,216,533
Interest	291,149	687,697	2,190,984	5,120,029	1,210,921	3,681,608
Foreign tax withheld	(25,930)	(76,314)	(71,822)	(194,116)	(17,874)	(61,151)

	856,204	2,397,712	3,785,132	9,758,363	1,617,654	4,836,990

Expenses:
Management fees	270,915	618,932	986,439	2,195,838	365,269	985,878
Distribution expenses – Class A	52,127	103,744	231,908	488,189	64,952	149,738
Distribution expenses – Class B	—	8,267	—	9,398	—	1,773
Distribution expenses – Class C	51,706	86,556	140,855	265,152	174,306	345,706
Distribution expenses – Class R	29,869	77,413	43,786	122,180	18,259	39,414
Dividend disbursing and transfer agent fees and expenses	70,897	188,217	191,520	409,856	99,218	285,824
Registration fees	50,728	67,550	52,411	71,076	51,968	72,368
Custodian fees	48,608	64,735	56,698	94,117	48,846	61,603
Audit and tax	46,483	61,154	46,497	61,087	46,537	49,586
Reports and statements to shareholders	16,566	25,731	59,627	76,799	24,724	37,228
Accounting and administration expenses	13,469	33,148	49,048	117,471	18,630	52,297
Legal fees	9,212	18,697	44,425	54,584	17,881	24,989
Trustees’ fees & expenses	1,985	4,652	7,114	16,412	2,622	7,399
Other	26,621	50,595	33,489	62,620	28,527	55,836

	689,186	1,409,391	1,943,817	4,044,779	961,739	2,169,639
Less expenses waived	(173,797)	(276,020)	(138,308)	(118,313)	(197,593)	(297,186)
Less waived distribution expenses – Class B	—	(6,209)	—	(7,059)	—	(1,332)
Less expenses paid indirectly	(27)	(61)	(96)	(212)	(27)	(69)

Total operating expenses	515,362	1,127,101	1,805,413	3,919,195	764,119	1,871,052

Net Investment Income	340,842	1,270,611	1,979,719	5,839,168	853,535	2,965,938

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,702,738	9,180,275	15,329,124	25,599,505	4,368,793	10,373,143
Foreign currencies	(86,088)	(35,276)	(340,873)	(330,860)	(181,766)	(160,996)
Foreign currency exchange contracts	40,171	(48,587)	199,223	(198,520)	114,390	(106,648)
Futures contracts	102,239	(181,227)	286,233	(408,584)	105,382	15,223
Swap contracts	(2,105)	(363)	(15,602)	(11,736)	(8,792)	(8,575)

Net realized gain	4,756,955	8,914,822	15,458,105	24,649,805	4,398,007	10,112,147

Net change in unrealized appreciation (depreciation) of:
Investments	(2,472,804)	(1,629,696)	(8,423,816)	(3,432,944)	(2,226,029)	(2,148,636)
Foreign currencies	(609)	(15,343)	(8,671)	(38,211)	2,375	(9,061)
Foreign currency exchange contracts	4,176	1,834	19,107	20,980	15,574	19,160
Futures contracts	(83,080)	36,850	(220,318)	(10,887)	(61,755)	(95,999)
Swap contracts	—	(785)	—	(5,917)	—	(3,856)

Net change in unrealized appreciation (depreciation)	(2,552,317)	(1,607,140)	(8,633,698)	(3,466,979)	(2,269,835)	(2,238,392)

Net Realized and Unrealized Gain	2,204,638	7,307,682	6,824,407	21,182,826	2,128,172	7,873,755

Net Increase in Net Assets Resulting from Operations	$2,545,480	$8,578,293	$8,804,126	$27,021,994	$2,981,707	$10,839,693

*	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

                                             103

Statements of changes in net assets

Delaware Foundation Funds®

	Delaware Foundation® Growth Allocation Fund
	10/1/14	Year	Year
	to	ended	ended
	3/31/15*	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$340,842	$1,270,611	$1,406,937
Net realized gain	4,756,955	8,914,822	5,854,896
Net change in unrealized appreciation (depreciation)	(2,552,317)	(1,607,140)	7,123,380

Net increase in net assets resulting from operations	2,545,480	8,578,293	14,385,213

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(670,486)	(603,852)	(601,773)
Class B	—	(12,160)	(22,440)
Class C	(104,793)	(48,978)	(46,076)
Class R	(229,430)	(157,594)	(145,514)
Institutional Class	(388,795)	(351,106)	(602,069)
Net realized gain:
Class A	(3,832,820)	(3,111,229)	(116,203)
Class B	—	(62,653)	(4,333)
Class C	(1,033,470)	(552,240)	(17,915)
Class R	(1,525,979)	(996,815)	(33,953)
Institutional Class	(1,942,280)	(1,526,037)	(99,751)

	(9,728,053)	(7,422,664)	(1,690,027)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,011,391	6,530,915	7,747,655
Class B	—	7,978	24,891
Class C	1,695,226	2,924,031	1,879,286
Class R	2,038,922	2,506,334	2,475,583
Institutional Class	3,118,268	17,344,742	13,820,089
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,436,305	3,683,355	705,594
Class B	—	74,082	26,269
Class C	1,107,607	587,450	62,171
Class R	1,749,402	1,150,296	178,791
Institutional Class	1,647,866	1,528,053	692,346

	23,804,987	36,337,236	27,612,675

	Delaware Foundation® Growth Allocation Fund
	10/1/14	Year	Year
	to	ended	ended
	3/31/15*	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(4,466,450)	$(19,715,840)	$(7,999,329)
Class B	—	(1,217,288)	(859,169)
Class C	(634,038)	(1,544,372)	(1,673,800)
Class R	(13,646,610)	(2,788,415)	(1,791,189)
Institutional Class	(1,717,849)	(26,135,144)	(30,584,478)

	(20,464,947)	(51,401,059)	(42,907,965)

Increase (Decrease) in net assets derived from capital share transactions	3,340,040	(15,063,823)	(15,295,290)

Net Decrease in Net Assets	(3,842,533)	(13,908,194)	(2,600,104)
Net Assets:
Beginning of period	84,007,025	97,915,219	100,515,323

End of period	$80,164,492	$84,007,025	$97,915,219

Undistributed (distributions in excess of) net investment income	$(10,370)	$1,039,530	$866,805

*	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             105

Statements of changes in net assets

Delaware Foundation Funds®

	Delaware Foundation® Moderate Allocation Fund
	10/1/14	Year	Year
	to	ended	ended
	3/31/15*	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,979,719	$5,839,168	$6,918,187
Net realized gain	15,458,105	24,649,805	21,274,684
Net change in unrealized appreciation (depreciation)	(8,633,698)	(3,466,979)	11,777,357

Net increase in net assets resulting from operations	8,804,126	27,021,994	39,970,228

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,827,308)	(2,891,845)	(3,905,529)
Class B	—	(10,609)	(20,718)
Class C	(156,883)	(233,429)	(191,284)
Class R	(123,654)	(300,275)	(348,933)
Institutional Class	(666,817)	(1,212,686)	(2,333,645)
Net realized gain:
Class A	(15,038,907)	(11,302,237)	—
Class B	—	(56,210)	—
Class C	(2,126,585)	(1,280,965)	—
Class R	(1,767,981)	(1,219,067)	—
Institutional Class	(4,875,746)	(3,219,383)	—

	(26,583,881)	(21,726,706)	(6,800,109)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,019,646	11,087,706	15,204,633
Class B	—	24,360	80,339
Class C	2,868,847	8,147,792	8,337,921
Class R	1,488,037	2,666,433	3,085,640
Institutional Class	8,746,195	35,027,943	33,612,374
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	15,150,986	12,716,282	3,359,707
Class B	—	66,760	20,667
Class C	2,172,738	1,431,152	177,909
Class R	1,891,527	1,519,340	348,933
Institutional Class	2,313,602	2,027,366	1,533,573

	38,651,578	74,715,134	65,761,696

	Delaware Foundation® Moderate Allocation Fund
	10/1/14	Year	Year
	to	ended	ended
	3/31/15*	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(13,648,646)	$(45,785,450)	$(30,435,324)
Class B	—	(1,299,556)	(1,167,703)
Class C	(2,401,739)	(4,802,879)	(3,791,294)
Class R	(23,847,621)	(3,798,762)	(4,684,092)
Institutional Class	(4,747,408)	(45,093,605)	(123,151,298)

	(44,645,414)	(100,780,252)	(163,229,711)

Decrease in net assets derived from capital share transactions	(5,993,836)	(26,065,118)	(97,468,015)

Net Decrease in Net Assets	(23,773,591)	(20,769,830)	(64,297,896)
Net Assets:
Beginning of period	313,975,250	334,745,080	399,042,976

End of period	$290,201,659	$313,975,250	$334,745,080

Undistributed (distributions in excess of) net investment income	$409,779	$1,022,864	$(526,528)

*	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             107

Statements of changes in net assets

Delaware Foundation Funds®

	Delaware Foundation® Conservative Allocation Fund
	10/1/14	Year	Year
	to	ended	ended
	3/31/15*	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$853,535	$2,965,938	$2,765,688
Net realized gain	4,398,007	10,112,147	1,995,739
Net change in unrealized appreciation (depreciation)	(2,269,835)	(2,238,392)	4,188,491

Net increase in net assets resulting from operations	2,981,707	10,839,693	8,949,918

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(543,728)	(1,337,552)	(1,450,356)
Class B	—	(3,240)	(6,825)
Class C	(237,788)	(502,587)	(300,443)
Class R	(63,235)	(161,662)	(83,103)
Institutional Class	(214,204)	(1,047,149)	(826,278)
Net realized gain:
Class A	(4,241,701)	(1,716,123)	(519,107)
Class B	—	(4,304)	(3,069)
Class C	(2,890,282)	(658,350)	(162,768)
Class R	(729,542)	(146,792)	(31,406)
Institutional Class	(1,492,551)	(592,651)	(304,669)

	(10,413,031)	(6,170,410)	(3,688,024)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,407,440	14,011,807	21,419,187
Class B	—	3,265	56,413
Class C	3,278,408	10,696,827	13,308,967
Class R	754,001	5,215,274	2,517,318
Institutional Class	3,504,138	40,956,160	13,810,860
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,647,836	2,958,782	1,935,029
Class B	—	7,543	9,575
Class C	2,965,207	1,097,606	428,577
Class R	792,356	308,454	114,378
Institutional Class	1,380,681	1,527,292	1,086,677

	21,730,067	76,783,010	54,686,981

	Delaware Foundation® Conservative Allocation Fund
	10/1/14	Year	Year
	to	ended	ended
	3/31/15*	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(6,417,076)	$(47,660,435)	$(20,359,289)
Class B	—	(273,538)	(328,403)
Class C	(4,378,655)	(8,808,935)	(7,452,155)
Class R	(6,033,341)	(2,013,059)	(1,458,282)
Institutional Class	(6,407,936)	(54,098,565)	(31,768,360)

	(23,237,008)	(112,854,532)	(61,366,489)

Decrease in net assets derived from capital share transactions	(1,506,941)	(36,071,522)	(6,679,508)

Net Decrease in Net Assets	(8,938,265)	(31,402,239)	(1,417,614)
Net Assets:
Beginning of period	117,900,307	149,302,546	150,720,160

End of period	$108,962,042	$117,900,307	$149,302,546

Distributions in excess of net investment income	$(127,165)	$(42,458)	$(204,315)

*	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             109

Financial highlights

Delaware Foundation® Growth Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14	Year ended
	to
	3/31/15[1]	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$11.640	$11.550	$10.220	$8.970	$9.390	$8.670

Income (loss) from investment operations:
Net investment income[2]	0.049	0.159	0.148	0.143	0.158	0.158
Net realized and unrealized gain (loss)	0.295	0.860	1.355	1.506	(0.426)	0.745

Total from investment operations	0.344	1.019	1.503	1.649	(0.268)	0.903

Less dividends and distributions from:
Net investment income	(0.200)	(0.151)	(0.145)	(0.148)	(0.152)	(0.183)
Net realized gain	(1.144)	(0.778)	(0.028)	(0.251)	—	—

Total dividends and distributions	(1.344)	(0.929)	(0.173)	(0.399)	(0.152)	(0.183)

Net asset value, end of period	$10.640	$11.640	$11.550	$10.220	$8.970	$9.390

Total return[3]	3.15%	9.21%	14.92%	18.87%	(3.00%)	10.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,463	$39,716	$49,046	$42,992	$38,595	$37,248
Ratio of expenses to average net assets	1.17%	1.15%	1.15%	1.15%	1.15%	1.12%
Ratio of expenses to average net assets prior to fees waived	1.58%	1.44%	1.52%	1.53%	1.54%	1.66%
Ratio of net investment income to average net assets	0.89%	1.37%	1.37%	1.47%	1.58%	1.77%
Ratio of net investment income to average net assets prior to fees waived	0.48%	1.08%	1.00%	1.09%	1.19%	1.23%
Portfolio turnover	49%	77%	104%	109%	110%	98%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14	Year ended
	to
	3/31/15[1]	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$11.340	$11.270	$9.980	$8.760	$9.180	$8.490

Income (loss) from investment operations:
Net investment income[2]	0.007	0.071	0.066	0.068	0.081	0.089
Net realized and unrealized gain (loss)	0.273	0.846	1.324	1.479	(0.415)	0.728

Total from investment operations	0.280	0.917	1.390	1.547	(0.334)	0.817

Less dividends and distributions from:
Net investment income	(0.116)	(0.069)	(0.072)	(0.076)	(0.086)	(0.127)
Net realized gain	(1.144)	(0.778)	(0.028)	(0.251)	—	—

Total dividends and distributions	(1.260)	(0.847)	(0.100)	(0.327)	(0.086)	(0.127)

Net asset value, end of period	$10.360	$11.340	$11.270	$9.980	$8.760	$9.180

Total return[3]	2.72%	8.37%	14.05%	18.04%	(3.73%)	9.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,017	$9,707	$7,687	$6,570	$6,043	$6,789
Ratio of expenses to average net assets	1.92%	1.90%	1.90%	1.90%	1.90%	1.87%
Ratio of expenses to average net assets prior to fees waived	2.33%	2.19%	2.22%	2.23%	2.24%	2.36%
Ratio of net investment income to average net assets	0.14%	0.62%	0.62%	0.72%	0.83%	1.02%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.27%)	0.33%	0.30%	0.39%	0.49%	0.53%
Portfolio turnover	49%	77%	104%	109%	110%	98%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             111

Financial highlights

Delaware Foundation® Growth Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$11.560	$11.480	$10.150	$8.910	$9.330	$8.610

Income (loss) from investment operations:
Net investment income[2]	0.035	0.131	0.121	0.118	0.132	0.136
Net realized and unrealized gain (loss)	0.281	0.850	1.357	1.497	(0.424)	0.747

Total from investment operations	0.316	0.981	1.478	1.615	(0.292)	0.883

Less dividends and distributions from:
Net investment income	(0.172)	(0.123)	(0.120)	(0.124)	(0.128)	(0.163)
Net realized gain	(1.144)	(0.778)	(0.028)	(0.251)	—	—

Total dividends and distributions	(1.316)	(0.901)	(0.148)	(0.375)	(0.128)	(0.163)

Net asset value, end of period	$10.560	$11.560	$11.480	$10.150	$8.910	$9.330

Total return[3]	2.91%	8.92%	14.75%	18.58%	(3.25% )	10.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,399	$15,654	$14,635	$12,156	$10,085	$8,136
Ratio of expenses to average net assets	1.42%	1.40%	1.40%	1.40%	1.40%	1.37%
Ratio of expenses to average net assets prior to fees waived	1.83%	1.69%	1.82%	1.83%	1.84%	1.96%
Ratio of net investment income to average net assets	0.64%	1.12%	1.12%	1.22%	1.33%	1.52%
Ratio of net investment income to average net assets prior to fees waived	0.23%	0.83%	0.70%	0.79%	0.89%	0.93%
Portfolio turnover	49%	77%	104%	109%	110%	98%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$11.720	$11.630	$10.280	$9.020	$9.440	$8.710

Income (loss) from investment operations:
Net investment income[2]	0.063	0.187	0.175	0.168	0.184	0.181
Net realized and unrealized gain (loss)	0.290	0.860	1.372	1.516	(0.429)	0.751

Total from investment operations	0.353	1.047	1.547	1.684	(0.245)	0.932

Less dividends and distributions from:
Net investment income	(0.229)	(0.179)	(0.169)	(0.173)	(0.175)	(0.202)
Net realized gain	(1.144)	(0.778)	(0.028)	(0.251)	—	—

Total dividends and distributions	(1.373)	(0.957)	(0.197)	(0.424)	(0.175)	(0.202)

Net asset value, end of period	$10.700	$11.720	$11.630	$10.280	$9.020	$9.440

Total return[3]	3.21%	9.42%	15.30%	19.19%	(2.76% )	10.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,285	$18,930	$25,426	$37,054	$30,452	$29,311
Ratio of expenses to average net assets	0.92%	0.90%	0.90%	0.90%	0.90%	0.87%
Ratio of expenses to average net assets prior to fees waived	1.33%	1.19%	1.22%	1.23%	1.24%	1.36%
Ratio of net investment income to average net assets	1.14%	1.62%	1.62%	1.72%	1.83%	2.02%
Ratio of net investment income to average net assets prior to fees waived	0.73%	1.33%	1.30%	1.39%	1.49%	1.53%
Portfolio turnover	49%	77%	104%	109%	110%	98%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             113

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$12.700	$12.520	$11.520	$10.080	$10.410	$9.740

Income (loss) from investment operations:
Net investment income[2]	0.082	0.223	0.210	0.202	0.225	0.249
Net realized and unrealized gain (loss)	0.266	0.790	1.006	1.444	(0.355)	0.817

Total from investment operations	0.348	1.013	1.216	1.646	(0.130)	1.066

Less dividends and distributions from:
Net investment income	(0.115)	(0.181)	(0.216)	(0.206)	(0.200)	(0.396)
Net realized gain	(0.963)	(0.652)	—	—	—	—

Total dividends and distributions	(1.078)	(0.833)	(0.216)	(0.206)	(0.200)	(0.396)

Net asset value, end of period	$11.970	$12.700	$12.520	$11.520	$10.080	$10.410

Total return[3]	2.89%	8.34%	10.66%	16.46%	(1.39% )	11.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$195,937	$201,628	$220,891	$214,553	$197,639	$201,006
Ratio of expenses to average net assets	1.16%	1.13%	1.13%	1.13%	1.13%	1.10%
Ratio of expenses to average net assets prior to fees waived	1.25%	1.17%	1.25%	1.25%	1.24%	1.33%
Ratio of net investment income to average net assets	1.34%	1.75%	1.75%	1.84%	2.05%	2.49%
Ratio of net investment income to average net assets prior to fees waived	1.25%	1.71%	1.63%	1.72%	1.94%	2.26%
Portfolio turnover	65%	115%	135%	157%	164%	134%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$12.700	$12.550	$11.550	$10.100	$10.430	$9.730

Income (loss) from investment operations:
Net investment income[2]	0.035	0.126	0.119	0.118	0.141	0.172
Net realized and unrealized gain (loss)	0.267	0.784	1.007	1.454	(0.352)	0.802

Total from investment operations	0.302	0.910	1.126	1.572	(0.211)	0.974

Less dividends and distributions from:
Net investment income	(0.069)	(0.108)	(0.126)	(0.122)	(0.119)	(0.274)
Net realized gain	(0.963)	(0.652)	—	—	—	—

Total dividends and distributions	(1.032)	(0.760)	(0.126)	(0.122)	(0.119)	(0.274)

Net asset value, end of period	$11.970	$12.700	$12.550	$11.550	$10.100	$10.430

Total return[3]	2.50%	7.47%	9.81%	15.53%	(2.03% )	10.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,965	$27,906	$22,838	$16,575	$13,813	$12,068
Ratio of expenses to average net assets	1.92%	1.90%	1.90%	1.90%	1.90%	1.87%
Ratio of expenses to average net assets prior to fees waived	2.01%	1.94%	1.97%	1.97%	2.01%	2.06%
Ratio of net investment income to average net assets	0.58%	0.98%	0.98%	1.07%	1.28%	1.72%
Ratio of net investment income to average net assets prior to fees waived	0.49%	0.94%	0.91%	1.00%	1.17%	1.53%
Portfolio turnover	65%	115%	135%	157%	164%	134%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             115

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$12.660	$12.500	$11.500	$10.060	$10.380	$9.710

Income (loss) from investment operations:
Net investment income[2]	0.066	0.189	0.178	0.172	0.195	0.223
Net realized and unrealized gain (loss)	0.267	0.779	1.005	1.445	(0.348)	0.799

Total from investment operations	0.333	0.968	1.183	1.617	(0.153)	1.022

Less dividends and distributions from:
Net investment income	(0.100)	(0.156)	(0.183)	(0.177)	(0.167)	(0.352)
Net realized gain	(0.963)	(0.652)	—	—	—	—

Total dividends and distributions	(1.063)	(0.808)	(0.183)	(0.177)	(0.167)	(0.352)

Net asset value, end of period	$11.930	$12.660	$12.500	$11.500	$10.060	$10.380

Total return[3]	2.76%	7.99%	10.38%	16.19%	(1.60% )	10.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,501	$24,307	$23,566	$22,883	$18,645	$6,994
Ratio of expenses to average net assets	1.42%	1.40%	1.40%	1.40%	1.40%	1.37%
Ratio of expenses to average net assets prior to fees waived	1.51%	1.44%	1.57%	1.57%	1.61%	1.66%
Ratio of net investment income to average net assets	1.08%	1.48%	1.48%	1.57%	1.78%	2.22%
Ratio of net investment income to average net assets prior to fees waived	0.99%	1.44%	1.31%	1.40%	1.57%	1.93%
Portfolio turnover	65%	115%	135%	157%	164%	134%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$12.710	$12.520	$11.520	$10.080	$10.400	$9.760

Income (loss) from investment operations:
Net investment income[2]	0.097	0.252	0.238	0.228	0.250	0.272
Net realized and unrealized gain (loss)	0.266	0.793	1.005	1.444	(0.345)	0.802

Total from investment operations	0.363	1.045	1.243	1.672	(0.095)	1.074

Less dividends and distributions from:
Net investment income	(0.130)	(0.203)	(0.243)	(0.232)	(0.225)	(0.434)
Net realized gain	(0.963)	(0.652)	—	—	—	—

Total dividends and distributions	(1.093)	(0.855)	(0.243)	(0.232)	(0.225)	(0.434)

Net asset value, end of period	$11.980	$12.710	$12.520	$11.520	$10.080	$10.400

Total return[3]	3.01%	8.62%	10.91%	16.73%	(1.07% )	11.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,799	$60,134	$66,263	$142,925	$133,458	$66,326
Ratio of expenses to average net assets	0.92%	0.90%	0.90%	0.90%	0.90%	0.87%
Ratio of expenses to average net assets prior to fees waived	1.01%	0.94%	0.97%	0.97%	1.01%	1.06%
Ratio of net investment income to average net assets	1.58%	1.98%	1.98%	2.07%	2.28%	2.72%
Ratio of net investment income to average net assets prior to fees waived	1.49%	1.94%	1.91%	2.00%	2.17%	2.53%
Portfolio turnover	65%	115%	135%	157%	164%	134%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             117

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$10.870	$10.570	$10.220	$9.430	$9.900	$9.360

Income (loss) from investment operations:
Net investment income[2]	0.090	0.223	0.198	0.203	0.245	0.289
Net realized and unrealized gain (loss)	0.203	0.540	0.414	1.035	(0.183)	0.687

Total from investment operations	0.293	0.763	0.612	1.238	0.062	0.976

Less dividends and distributions from:
Net investment income	(0.111)	(0.245)	(0.192)	(0.186)	(0.236)	(0.436)
Net realized gain	(0.892)	(0.218)	(0.070)	(0.262)	(0.296)	—

Total dividends and distributions	(1.003)	(0.463)	(0.262)	(0.448)	(0.532)	(0.436)

Net asset value, end of period	$10.160	$10.870	$10.570	$10.220	$9.430	$9.900

Total return[3]	2.86%	7.34%	6.09%	13.47%	0.48%	10.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,722	$52,429	$81,655	$75,988	$66,175	$55,513
Ratio of expenses to average net assets	1.15%	1.13%	1.13%	1.13%	1.14%	1.13%
Ratio of expenses to average net assets prior to fees waived	1.50%	1.33%	1.41%	1.43%	1.47%	1.55%
Ratio of net investment income to average net assets	1.73%	2.06%	1.90%	2.05%	2.44%	3.02%
Ratio of net investment income to average net assets prior to fees waived	1.38%	1.86%	1.62%	1.75%	2.11%	2.60%
Portfolio turnover	93%	163%	210%	219%	211%	192%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$10.900	$10.590	$10.240	$9.450	$9.920	$9.330

Income (loss) from investment operations:
Net investment income[2]	0.051	0.143	0.120	0.129	0.170	0.218
Net realized and unrealized gain (loss)	0.193	0.541	0.420	1.035	(0.190)	0.695

Total from investment operations	0.244	0.684	0.540	1.164	(0.020)	0.913

Less dividends and distributions from:
Net investment income	(0.072)	(0.156)	(0.120)	(0.112)	(0.154)	(0.323)
Net realized gain	(0.892)	(0.218)	(0.070)	(0.262)	(0.296)	—

Total dividends and distributions	(0.964)	(0.374)	(0.190)	(0.374)	(0.450)	(0.323)

Net asset value, end of period	$10.180	$10.900	$10.590	$10.240	$9.450	$9.920

Total return[3]	2.37%	6.56%	5.35%	12.60%	(0.34% )	9.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,671	$35,101	$31,132	$23,943	$17,206	$10,578
Ratio of expenses to average net assets	1.90%	1.88%	1.88%	1.88%	1.89%	1.88%
Ratio of expenses to average net assets prior to fees waived	2.25%	2.08%	2.11%	2.13%	2.17%	2.25%
Ratio of net investment income to average net assets	0.98%	1.31%	1.15%	1.30%	1.69%	2.27%
Ratio of net investment income to average net assets prior to fees waived	0.63%	1.11%	0.92%	1.05%	1.41%	1.90%
Portfolio turnover	93%	163%	210%	219%	211%	192%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             119

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$10.870	$10.570	$10.220	$9.430	$9.900	$9.350

Income (loss) from investment operations:
Net investment income[2]	0.077	0.197	0.172	0.178	0.220	0.265
Net realized and unrealized gain (loss)	0.193	0.537	0.415	1.035	(0.184)	0.683

Total from investment operations	0.270	0.734	0.587	1.213	0.036	0.948

Less dividends and distributions from:
Net investment income	(0.098)	(0.216)	(0.167)	(0.161)	(0.210)	(0.398)
Net realized gain	(0.892)	(0.218)	(0.070)	(0.262)	(0.296)	—

Total dividends and distributions	(0.990)	(0.434)	(0.237)	(0.423)	(0.506)	(0.398)

Net asset value, end of period	$10.150	$10.870	$10.570	$10.220	$9.430	$9.900

Total return[3]	2.63%	7.06%	5.84%	13.19%	0.22%	10.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,232	$9,327	$5,646	$4,293	$3,220	$1,590
Ratio of expenses to average net assets	1.40%	1.38%	1.38%	1.38%	1.39%	1.38%
Ratio of expenses to average net assets prior to fees waived	1.75%	1.58%	1.71%	1.73%	1.77%	1.85%
Ratio of net investment income to average net assets	1.48%	1.81%	1.65%	1.80%	2.19%	2.77%
Ratio of net investment income to average net assets prior to fees waived	1.13%	1.61%	1.32%	1.45%	1.81%	2.30%
Portfolio turnover	93%	163%	210%	219%	211%	192%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	10/1/14 to 3/31/15[1]	Year ended
		9/30/14	9/30/13	9/30/12	9/30/11	9/30/10
Net asset value, beginning of period	$10.890	$10.590	$10.230	$9.440	$9.920	$9.390

Income (loss) from investment operations:
Net investment income[2]	0.103	0.250	0.224	0.228	0.271	0.314
Net realized and unrealized gain (loss)	0.203	0.539	0.424	1.035	(0.194)	0.692

Total from investment operations	0.306	0.789	0.648	1.263	0.077	1.006

Less dividends and distributions from:
Net investment income	(0.124)	(0.271)	(0.218)	(0.211)	(0.261)	(0.476)
Net realized gain	(0.892)	(0.218)	(0.070)	(0.262)	(0.296)	—

Total dividends and distributions	(1.016)	(0.489)	(0.288)	(0.473)	(0.557)	(0.476)

Net asset value, end of period	$10.180	$10.890	$10.590	$10.230	$9.440	$9.920

Total return[3]	2.98%	7.59%	6.45%	13.74%	0.63%	11.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,337	$21,043	$30,615	$45,993	$33,583	$30,399
Ratio of expenses to average net assets	0.90%	0.88%	0.88%	0.88%	0.89%	0.88%
Ratio of expenses to average net assets prior to fees waived	1.25%	1.08%	1.11%	1.13%	1.17%	1.25%
Ratio of net investment income to average net assets	1.98%	2.31%	2.15%	2.30%	2.69%	3.27%
Ratio of net investment income to average net assets prior to fees waived	1.63%	2.11%	1.92%	2.05%	2.41%	2.90%
Portfolio turnover	93%	163%	210%	219%	211%	192%

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

                                         121

Notes to financial statements

Delaware Foundation Funds®

March 31, 2015

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers three funds: Delaware Foundation® Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund (each, a Fund, or collectively as the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, and Delaware Foundation Conservative Allocation Fund offer Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Foundation Growth Allocation Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Moderate Allocation Fund is to seek capital appreciation with current income as a secondary objective.

The investment objective of Delaware Foundation Conservative Allocation Fund is to seek a combination of current income and preservation of capital with capital appreciation.

On May 20, 2014, the Fund’s Board of Trustees (Board) approved changing the Funds’ fiscal year-end from Sept. 30 to March 31, effective March 31, 2015.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2011–March 31, 2015), and has concluded that no provision for federal income tax is required in any Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries they invest in that may date back to the inception of each Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2015.

To Be Announced Trades (TBA) — Each Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with each Fund’s ability to manage their investment portfolio and meet redemption requests. These transactions involve a commitment by each Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by each Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or

(continues)                                             123

Notes to financial statements

Delaware Foundation Funds®

1. Significant Accounting Policies (continued)

as soon after the ex-dividend date that each Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund paid foreign capital gain taxes on certain foreign securities held which are included as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Foundation® Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund each declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. Delaware Foundation Growth Allocation Fund declares and pays dividends from net investment income annually and distributions from net realized gains on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 30, 2014.

Each Fund receives earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 30, 2014, each Fund earned the following amounts under this agreement:

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15	$27	$96	$27
Year ended 9/30/14	61	212	69

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate 0.65% on the first $500 million of average daily net assets of each Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed each Fund’s average daily net assets from Oct. 1, 2014 through March 31, 2015* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds and may only be terminated by agreement of DMC and the Funds.

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
1/29/15 to 3/31/15	0.90%	0.90%	0.90%
10/1/14 to 1/28/15	0.90%	0.90%	0.88%

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds under a substantially identical agreement with an identical fee schedule. For these services, each of DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 2014, each Fund was charged for these services as follows:

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15	$1,978	$7,202	$2,667
Year ended 9/30/14	4,576	16,233	7,289

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Funds. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Funds under a substantially identical agreement with an identical fee schedule. For these services, DIFSC fees are calculated based on the aggregate daily net assets of the retail Funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 30, 2014, the amount charged by DSC for each Fund was as follows:

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15	$8,736	$31,812	$11,779
Year ended 9/30/14	20,717	73,486	33,002

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are passed on to and paid by each Fund.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses.

In connection with the Delaware Foundation Moderate Allocation Fund merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (2) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

(continues)                                             125

Notes to financial statements

Delaware Foundation Funds®

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statement of operations” under “Legal fees.” For the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 30, 2014, each Fund was charged for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees as follows:

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15	$1,204	$4,332	$1,606
Year ended 9/30/14	2,754	9,710	4,377

For the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 30, 2014, DDLP earned commissions on sales of Class A shares for each Fund as follows:

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15	$9,218	$8,644	$8,144
Year ended 9/30/14	13,663	14,259	21,050

For the period Oct. 1, 2014 to March 31, 2015 and year ended Sept. 30, 2014, DDLP received gross CDSC commissions on redemption of each Fund’s Class A and C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15
Class C	$ 693	$ 141	$ 63

Year ended 9/30/14
Class A	$ —	$ —	$ 164
Class C	582	479	836

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

*The contractual waiver period is Jan. 28, 2014 through July 29, 2016.

3. Investments

For the period Oct. 1, 2014 to March 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Purchases other than U.S. government securities	$37,910,350	$177,719,589	$95,718,109
Purchases of U.S. government securities	2,872,847	18,656,887	8,691,962
Sales other than U.S. government securities	43,065,727	202,035,869	103,431,545
Sales of U.S. government securities	3,637,613	21,430,818	11,194,060

At March 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Cost of Investments	$63,969,763	$250,694,163	$ 103,163,820
Aggregate unrealized appreciation	$22,260,899	$66,660,856	$ 17,399,513
Aggregate unrealized depreciation	(5,642,993)	(17,312,863)	(4,989,082)
Net unrealized appreciation	$16,617,906	$49,347,993	$ 12,410,431

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)                                             127

Notes to financial statements

Delaware Foundation Funds®

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2015:

	Delaware Foundation® Growth Allocation Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset-& Mortgage- Backed Securities	$—	$4,185,712	$—	$4,185,712
Corporate Debt	—	7,440,691	—	7,440,691
Foreign Debt	—	1,081,035	—	1,081,035
Municipal Bonds	—	173,950	—	173,950
Senior Secured Loans[1]	—	1,636,699	35,728	1,672,427
Common Stock
Consumer Discretionary	4,362,282	3,525,084	—	7,887,366
Consumer Staples	3,165,972	3,018,382	—	6,184,354
Energy	3,990,749	695,010	—	4,685,759
Financials	6,271,123	4,214,387	—	10,485,510
Healthcare	6,910,429	2,388,401	—	9,298,830
Industrials	3,224,114	3,234,527	—	6,458,641
Information Technology	9,053,013	2,129,730	—	11,182,743
Materials	1,471,804	1,373,494	—	2,845,298
Telecommunication Services	1,759,505	1,084,007	—	2,843,512
Utilities	595,810	205,042	—	800,852
Convertible Preferred Stock[1]	67,494	36,473	—	103,967
Exchange-Traded Funds	220,251	—	—	220,251
Preferred Stock[1]	73,929	15,232	—	89,161
U.S. Treasury Obligations	—	435,748	—	435,748
Short-Term Investments	—	2,511,862	—	2,511,862

Total	$41,166,475	$39,385,466	$35,728	$80,587,669

Foreign Currency Exchange Contracts	$—	$4,862	$—	$4,862
Futures Contracts	(11,987)	—	—	(11,987)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	97.86%	2.14%	100.00%
Convertible Preferred Stock	64.92%	35.08%	—	100.00%
Preferred Stock	82.92%	17.08%	—	100.00%

	Delaware Foundation® Moderate Allocation Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$31,503,817	$—	$31,503,817
Corporate Debt	—	59,461,221	—	59,461,221
Foreign Debt	—	4,551,314	—	4,551,314
Municipal Bonds	—	1,471,403	—	1,471,403
Senior Secured Loans[1]	—	13,120,972	262,525	13,383,497
Common Stock
Consumer Discretionary	11,976,394	9,732,594	—	21,708,988
Consumer Staples	8,767,828	8,405,884	—	17,173,712
Energy	10,803,551	1,954,972	—	12,758,523
Financials	17,025,120	11,510,042	—	28,535,162
Healthcare	18,954,348	6,615,529	—	25,569,877
Industrials	8,878,178	8,911,180	—	17,789,358
Information Technology	24,879,169	5,728,373	—	30,607,542
Materials	4,062,010	3,833,997	—	7,896,007
Telecommunication Services	4,783,939	3,041,786	—	7,825,725
Utilities	1,640,799	566,278	—	2,207,077
Convertible Preferred Stock[1]	447,216	233,823	—	681,039
Exchange-Traded Funds	362,082	—	—	362,082
Preferred Stock[1]	814,401	212,931	—	1,027,332
U.S. Treasury Obligations	—	2,143,018	—	2,143,018
Short-Term Investments	—	13,385,462	—	13,385,462

Total	$113,395,035	$186,384,596	$262,525	$300,042,156

Foreign Currency Exchange Contracts	$—	$26,772	$—	$26,772
Futures Contracts	(16,107)	—	—	(16,107)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	98.04%	1.96%	100.00%
Convertible Preferred Stock	65.67%	34.33%	—	100.00%
Preferred Stock	79.27%	20.73%	—	100.00%

(continues)                                             129

Notes to financial statements

Delaware Foundation Funds®

3. Investments (continued)

	Delaware Foundation® Conservative Allocation Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage- Backed Securities	$—	$18,106,481	$—	$18,106,481
Corporate Debt	—	32,904,667	—	32,904,667
Foreign Debt	—	3,360,075	—	3,360,075
Municipal Bonds	—	745,453	—	745,453
Senior Secured Loans[1]	—	7,693,542	183,325	7,876,867
Common Stock
Consumer Discretionary	2,990,121	2,445,032	—	5,435,153
Consumer Staples	2,157,520	2,141,641	—	4,299,161
Energy	2,719,249	479,339	—	3,198,588
Financials	4,196,486	2,881,295	—	7,077,781
Healthcare	4,730,355	1,667,025	—	6,397,380
Industrials	2,197,012	2,207,516	—	4,404,528
Information Technology	6,220,490	1,396,956	—	7,617,446
Materials	1,019,421	956,795	—	1,976,216
Telecommunication Services	1,184,915	762,399	—	1,947,314
Utilities	407,269	141,907	—	549,176
Convertible Preferred Stock[1]	220,066	123,572	—	343,638
Exchange-Traded Funds	119,708	—	—	119,708
Preferred Stock[1]	586,173	40,675	—	626,848
U.S. Treasury Obligations	—	604,563	—	604,563
Short-Term Investments	—	7,983,208	—	7,983,208

Total	$28,748,785	$86,642,141	$183,325	$115,574,251

Foreign Currency Exchange Contracts	$—	$19,385	$—	$19,385
Futures Contracts	5,895	—	—	5,895

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	97.67%	2.33%	100.00%
Convertible Preferred Stock	64.04%	35.96%	—	100.00%
Preferred Stock	93.51%	6.49%	—	100.00%

The securities that have been deemed worthless on the schedules of investments are considered to be Level 3 securities in these tables.

As a result of utilizing international fair value pricing at March 31, 2015, a portion of each Fund’s portfolio was categorized as Level 2.

During the period Oct. 1, 2014 to March 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. This does not include transfers between Level 1 investments and Level 2 investments due to each Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Fund’s net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Fund’s Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period Oct. 1, 2014 to March 31, 2015 and years ended Sept. 30, 2014 and 2013 were as follows:

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
10/1/14 to 3/31/15
Ordinary income	$1,969,054	$4,975,099	$2,201,998
Long-term capital gain	7,758,999	21,608,782	8,211,033

Total	$9,728,053	$26,583,881	$10,413,031

Year ended 9/30/14
Ordinary income	$2,282,120	$4,648,844	$3,338,265
Long-term capital gain	5,140,544	17,077,862	2,832,145

Total	$7,422,664	$21,726,706	$6,170,410

Year ended 9/30/13
Ordinary income	$1,437,312	$6,754,686	$3,396,304
Long-term capital gain	252,715	45,423	291,720

Total	$1,690,027	$6,800,109	$3,688,024

5. Components of Net Assets on a Tax Basis

As of March 31, 2015, the components of net assets on a tax basis were as follows:

	Delaware Foundation Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Shares of beneficial interest	$58,687,326	$224,879,185	$92,825,949
Undistributed ordinary income	428,315	2,068,169	574,487
Undistributed long-term capital gain	4,447,015	13,965,609	3,184,848
Other temporary differences	(5,296)	(24,310)	(9,186)
Unrealized appreciation	16,607,132	49,313,006	12,385,944

Net assets	$80,164,492	$290,201,659	$108,962,042

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of passive foreign investment companies, tax treatment of contingent payment debt instruments, tax treatment of treasury inflation protected securities, and tax treatment of market discount and premium on debt instruments.

(continues)                                             131

Notes to financial statements

Delaware Foundation Funds®

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, capital gains tax, passive foreign investment companies, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities, dividends and distributions, and tax treatment of contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the period Oct. 1, 2014 to March 31, 2015, the Funds recorded the following reclassifications:

	Delaware Foundation® Growth Allocation Fund	Delaware Foundation Moderate Allocation Fund	Delaware Foundation Conservative Allocation Fund
Undistributed (distributions in excess of) net investment income	$2,762	$181,858	$120,713
Undistributed net realized gain	(2,762)	(181,858)	(120,713)

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Foundation Growth Allocation Fund			Delaware Foundation Moderate Allocation Fund
	10/1/14			10/1/14
	to	Year ended		to	Year ended
	3/31/15	9/30/14	9/30/13	3/31/15	9/30/14	9/30/13
Shares sold:
Class A	753,884	563,684	715,602	328,925	871,987	1,265,483
Class B	—	706	2,362	—	1,885	6,750
Class C	158,709	258,123	177,476	235,070	642,276	684,187
Class R	187,593	217,019	227,287	121,858	211,950	257,181
Institutional Class	283,167	1,531,904	1,265,773	706,020	2,800,878	2,807,964

Shares issued upon reinvestment of dividends and distributions:
Class A	424,122	331,834	68,973	1,282,706	1,027,567	282,053
Class B	—	6,822	2,619	—	5,403	1,734
Class C	108,483	54,043	6,192	183,876	115,796	14,927
Class R	168,212	104,193	17,563	160,693	123,154	29,415
Institutional Class	156,641	137,045	67,414	195,693	163,289	128,721

	2,240,811	3,205,373	2,551,261	3,214,841	5,964,185	5,478,415

Shares redeemed:
Class A	(407,843)	(1,729,600)	(746,294)	(1,124,438)	(3,659,899)	(2,530,858)
Class B	—	(106,501)	(79,999)	—	(102,042)	(96,756)
Class C	(60,205)	(137,787)	(160,259)	(197,148)	(380,757)	(314,756)
Class R	(1,293,441)	(242,095)	(166,985)	(1,992,594)	(300,932)	(391,197)
Institutional Class	(158,913)	(2,241,085)	(2,750,685)	(392,171)	(3,522,871)	(10,051,923)

	(1,920,402)	(4,457,068)	(3,904,222)	(3,706,351)	(7,966,501)	(13,385,490)

Net increase (decrease)	320,409	(1,251,695)	(1,352,961)	(491,510)	(2,002,316)	(7,907,075)

	Delaware Foundation® Conservative Allocation Fund
	10/1/14
	to	Year ended
	3/31/15	9/30/14	9/30/13
Shares sold:
Class A	420,571	1,297,055	2,057,224
Class B	—	303	5,323
Class C	313,109	988,172	1,275,531
Class R	72,029	480,272	243,401
Institutional Class	344,032	3,842,983	1,321,321

Shares issued upon reinvestment of dividends and distributions:
Class A	463,432	277,338	188,879
Class B	—	702	928
Class C	294,873	102,400	41,894
Class R	79,045	28,788	11,178
Institutional Class	137,376	142,025	105,846

	2,124,467	7,160,038	5,251,525

Shares redeemed:
Class A	(613,895)	(4,475,301)	(1,958,534)
Class B	—	(24,958)	(31,161)
Class C	(423,838)	(809,443)	(715,530)
Class R	(592,273)	(185,286)	(140,552)
Institutional Class	(611,710)	(4,944,290)	(3,029,827)

	(2,241,716)	(10,439,278)	(5,875,604)

Net decrease	(117,249)	(3,279,240)	(624,079)

For years ended Sept. 30, 2014 and 2013, the following Class B shares were converted to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the “Statements of changes in net assets.”

	Year ended
	9/30/14			9/30/13
	Class B Shares	Class A Shares	Value	Class B Shares	Class A Shares	Value
Delaware Foundation Growth Allocation Fund	67,023	65,594	$765,654	47,915	46,961	$517,915
Delaware Foundation Moderate Allocation Fund	60,646	60,646	772,982	45,956	45,898	557,849
Delaware Foundation Conservative Allocation Fund	9,313	9,390	102,464	8,034	8,097	84,698

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the agreement described above. The line of credit available under the agreement expires on Nov. 9, 2015.

Each Fund had no amounts outstanding as of March 31, 2015, or at any time during the year then ended.

(continues)                                             133

Notes to financial statements

Delaware Foundation Funds®

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover each Fund’s exposure to the counterparty.

During the period Oct. 1, 2014 to March 31, 2015, each Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities each Fund already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures contracts in the normal course of pursuing their respective investment objectives. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Foundation® Growth Allocation Fund posted $63,000 cash as margin for open futures contracts, which is presented on the “Statements of assets and liabilities” under “Collateral due from broker.” Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund posted $245,077 and $104,049, respectively, in securities as margin for open futures contracts, which is presented on the “Schedules of investments.”

During the period Oct. 1, 2014 to March 31, 2015, each Fund used futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — Each Fund may enter into CDS contracts in the normal course of pursuing their respective investment objective. Each Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Each Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by each Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended March 31, 2015, each Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the period ended March 31, 2015, the Funds did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if each Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. Each Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Funds’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the period ended March 31, 2015, each Fund entered into CDS contracts to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

At March 31, 2015, each Fund had no swap contracts outstanding.

Fair values of derivative instruments as of March 31, 2015 were as follows:

	Delaware Foundation® Growth Allocation Fund
	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Total
Unrealized gain on foreign currency exchange contracts	$4,986	$—	$ —	$4,986
Variation margin due from broker on futures contracts*	—	—	2,049	2,049
Total	$4,986	$—	$2,049	$7,035

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Total
Unrealized loss on foreign currency exchange contracts	$124	$ —	$—	$ 124
Variation margin due to broker on futures contracts*	—	14,036	—	14,036
Total	$124	$14,036	$—	$14,160

(continues)                                             135

Notes to financial statements

Delaware Foundation Funds®

8. Derivatives (continued)

	Delaware Foundation® Moderate Allocation Fund
	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Total
Unrealized gain on foreign currency exchange contracts	$26,840	$—	$ —	$26,840
Variation margin due from broker on futures contracts*	—	—	25,277	25,277
Total	$26,840	$—	$25,277	$52,117

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Total
Unrealized loss on foreign currency exchange contracts	$68	$ —	$—	$68
Variation margin due to broker on futures contracts*	—	41,384	—	41,384
Total	$68	$41,384	$—	$41,452

	Delaware Foundation Conservative Allocation Fund
	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Total
Unrealized gain on foreign currency exchange contracts	$19,431	$—	$ —	$19,431
Variation margin due from broker on futures contracts*	—	—	15,253	15,253
Total	$19,431	$—	$15,253	$34,684

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Total
Unrealized loss on foreign currency exchange contracts	$46	$ —	$—	$ 46
Variation margin due to broker on futures contracts*	—	9,358	—	9,358
Total	$46	$9,358	$—	$9,404

  *Includes cumulative appreciation of futures contracts from the date the contracts are opened through March 31, 2015. Only current day variation margin is reported on the “Statements of assets and liabilities.”

The effect of derivative instruments on the “Statements of operations” for the period Oct. 1, 2014 to March 31, 2015 was as follows:

	Delaware Foundation Growth® Allocation Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$40,171	$ —	$ —	$40,171
Interest rate contracts	—	30,861	—	30,861
Equity contracts	—	71,378	—	71,378
Credit contracts	—	—	(2,105)	(2,105)
Total	$40,171	$102,239	$(2,105)	$140,305

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Forward currency exchange contracts	$4,176	$ —	$ 4,176
Interest rate contracts	—	833	833
Equity contracts	—	(83,913)	(83,913)
Total	$4,176	$(83,080)	$(78,904)

	Delaware Foundation Moderate Allocation Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$199,223	$ —	$ —	$199,223
Interest rate contracts	—	80,549	—	80,549
Equity contracts	—	205,684	—	205,684
Credit contracts	—	—	(15,602)	(15,602)
Total	$199,223	$286,233	$(15,602)	$469,854

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Forward currency exchange contracts	$19,107	$ —	$ 19,107
Interest rate contracts	—	19,192	19,192
Equity contracts	—	(239,510)	(239,510)
Total	$19,107	$(220,318)	$(201,211)

(continues)                                             137

Notes to financial statements

Delaware Foundation Funds®

8. Derivatives (continued)

	Delaware Foundation® Conservative Allocation Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$114,390	$ —	$ —	$114,390
Interest rate contracts	—	35,879	—	35,879
Equity contracts	—	69,503	—	69,503
Credit contracts	—	—	(8,792)	(8,792)
Total	$114,390	$105,382	$(8,792)	$210,980

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Forward currency exchange contracts	$15,574	$ —	$15,574
Interest rate contracts	—	14,225	14,225
Equity contracts	—	(75,980)	(75,980)
Total	$15,574	$(61,755)	$(46,181)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by each Fund during the period Oct. 1, 2014 to March 31, 2015.

	Delaware Foundation Growth Allocation Fund
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 68,806	USD 278,348
Futures contracts (average notional value)	727,443	2,003,773
CDS contracts (average notional value)*	19,632	—

	Delaware Foundation Moderate Allocation Fund
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 150,999	USD 1,686,756
Futures contracts (average notional value)	7,733,604	6,941,554
CDS contracts (average notional value)*	145,505	—

	Delaware Foundation Conservative Allocation Fund
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 52,408	USD 1,206,685
Futures contracts (average notional value)	4,115,978	2,874,675
CDS contracts (average notional value)*	81,991	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statements of assets and liabilities.”

At March 31, 2015, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Delaware Foundation® Growth Allocation Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$1,463	$ (12)	$1,451
BNP Paribas	2,396	—	2,396
Bank of New York Mellon	10	(112)	(102)
Hong Kong Shanghai Bank	21	—	21
JPMorgan Chase Bank	308	—	308
Toronto Dominion Bank	788	—	788
Total	$4,986	$(124)	$4,862

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$1,451	$—	$—	$—	$—	$1,451
BNP Paribas	2,396	—	—	—	—	2,396
Bank of New York Mellon	(102)	—	—	—	—	(102)
Hong Kong Shanghai Bank	21	—	—	—	—	21
JPMorgan Chase Bank	308	—	—	—	—	308
Toronto Dominion Bank	788	—	—	—	—	788
Total	$4,862	$—	$—	$—	$—	$4,862

(continues)                                             139

Notes to financial statements

Delaware Foundation Funds®

9. Offsetting (continued)

Master Repurchase Agreements

		Fair Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$ 551,740	$ (551,740)	$—	$—
Bank of Montreal	459,783	(459,783)	—	—
BNP Paribas	334,477	(334,477)	—	—
Total	$1,346,000	$(1,346,000)	$—	$—

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Delaware Foundation® Moderate Allocation Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$11,003	$(30)	$10,973
BNP Paribas	8,832	—	8,832
Bank of New York Mellon	145	(38)	107
Hong Kong Shanghai Bank	201	—	201
JPMorgan Chase Bank	1,923	—	1,923
Toronto Dominion Bank	4,736	—	4,736
Total	$26,840	$(68)	$26,772

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill
Lynch	$10,973	$—	$—	$—	$—	$10,973
BNP Paribas	8,832	—	—	—	—	8,832
Bank of New York
Mellon	107	—	—	—	—	107
Hong Kong Shanghai
Bank	201	—	—	—	—	201
JPMorgan Chase Bank	1,923	—	—	—	—	1,923
Toronto Dominion Bank	4,736	—	—	—	—	4,736
Total	$26,772	$—	$—	$—	$—	$26,772

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$2,623,837	$(2,623,837)	$—	$—
Bank of Montreal	2,186,531	(2,186,531)	—	—
BNP Paribas	1,590,632	(1,590,632)	—	—
Total	$6,401,000	$(6,401,000)	$—	$—

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Delaware Foundation® Conservative Allocation Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$10,770	$(26)	$10,744
BNP Paribas	4,010	—	4,010
Bank of New York Mellon	6	(20)	(14)
Hong Kong Shanghai Bank	72	—	72
JPMorgan Chase Bank	1,785	—	1,785
Toronto Dominion Bank	2,788	—	2,788
Total	$19,431	$(46)	$19,385

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$10,744	$—	$—	$—	$—	$10,744
BNP Paribas	4,010	—	—	—	—	4,010
Bank of New York
Mellon	(14)	—	—	—	—	(14)
Hong Kong Shanghai
Bank	72	—	—	—	—	72
JPMorgan Chase Bank	1,785	—	—	—	—	1,785
Toronto Dominion Bank	2,788	—	—	—	—	2,788
Total	$19,385	$—	$—	$—	$—	$19,385

(continues)                                             141

Notes to financial statements

Delaware Foundation Funds®

9. Offsetting (continued)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$1,772,453	$(1,772,453)	$—	$—
Bank of Montreal	1,477,044	(1,477,044)	—	—
BNP Paribas	1,074,503	(1,074,503)	—	—
Total	$4,324,000	$(4,324,000)	$—	$—

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

Each Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Each Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. Each Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, each Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral each Fund would be required to return to the borrower of the securities and each Fund would be required to make up for this shortfall.

During the period Oct. 1, 2014 to March 31, 2015, each Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which each Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Fund.

Each Fund invests a portion of its assets in high yield, fixed income securities, which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

Each Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Fund may involve revolving credit facilities or other standby financing commitments that obligate each Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when each Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As each Fund may be required to rely upon another lending institution to collect and pass on to each Fund amounts payable with respect to the loan and to enforce each Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Fund.

                                             143

Notes to financial statements

Delaware Foundation Funds®

11. Credit and Market Risk (continued)

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of March 31, 2015, Rule 144A and illiquid securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Funds’ financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2015 that would require recognition or disclosure in each Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds and the Shareholders of Delaware Foundation® Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund (constituting Delaware Group Foundation Funds, hereafter collectively referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the six months ended March 31, 2015 and the year ended September 30, 2014, the changes in each of their net assets for the six months ended March 31, 2015 and each of the two years in the period ended September 30, 2014 and the financial highlights for the six months ended March 31, 2015 and the five years in the period ended September 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 19, 2015

                                             145

Other Fund information

(Unaudited)

Delaware Foundation Funds®

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2015, each Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gain	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Foundation® Growth Allocation Fund	79.76%	20.24%	100.00%	34.47%
Delaware Foundation Moderate Allocation Fund	81.29%	18.71%	100.00%	23.54%
Delaware Foundation Conservative Allocation Fund	78.85%	21.15%	100.00%	24.51%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2015, certain dividends paid by each Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by each Fund from ordinary income reported as dividend income is listed below. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Maximum percentage to be
taxed at a maximum rate of 15%
Delaware Foundation Growth Allocation Fund	76.08%
Delaware Foundation Moderate Allocation Fund	50.06%
Delaware Foundation Conservative Allocation Fund	29.56%

For the fiscal year ended March 31, 2015, certain interest income paid by each Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2015, the Funds have reported maximum distributions of Qualified Interest Income as follows:

Qualified Interest Income
Delaware Foundation Growth Allocation Fund	$ —
Delaware Foundation Moderate Allocation Fund	1,639,658
Delaware Foundation Conservative Allocation Fund	—

Proxy Results

At Joint Special Meetings of Shareholders of Delaware Group® Foundation Funds (the “Trust”), on behalf of Delaware Foundation® Moderate Allocation Fund, Delaware Foundation Growth Allocation Fund, and Delaware Foundation Conservative Allocation Fund (each, a “Fund” and together, the “Funds”), held on March 31, 2015, reconvened on April 21, 2015 for the proposals listed in items (ii) and (iii) below for Delaware Foundation Growth Allocation Fund, and reconvened on April 21, 2015 and May 12, 2015 for the proposals listed in items (ii) and (iii) below for Delaware Foundation Conservative Allocation Fund, the shareholders of the Trust/the Funds voted to: (i) elect a Board of Trustees for the Trust; (ii) approve the implementation of a new “manager of managers” order for the Funds; (iii) to revise the fundamental investment restriction relating to lending for the Funds; and (iv)(a) to revise provisions of the Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) to revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) to revise provisions of the Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

A quorum of shares outstanding of the Funds of the Trust was present, and the votes passed with a plurality of these Shares.

	Shares Voted For	%of Outstanding Shares	%of Shares Voted	Shares Withheld	%of Outstanding Shares	%of Shares Voted
Thomas L. Bennett	21,021,145.738	46.164%	86.937%	3,158,588.596	6.937%	13.063%
Ann D. Borowiec	21,024,274.958	46.171%	86.950%	3,155,459.376	6.930%	13.050%
Joseph W. Chow	21,043,554.738	46.213%	87.030%	3,136,179.596	6.887%	12.970%
Patrick P. Coyne	21,032,880.734	46.190%	86.986%	3,146,853.600	6.911%	13.014%
John A. Fry	21,046,624.907	46.220%	87.042%	3,133,109.427	6.881%	12.958%
Lucinda S. Landreth	21,014,287.609	46.149%	86.909%	3,165,446.725	6.952%	13.091%
Frances A. Sevilla-Sacasa	21,039,070.286	46.203%	87.011%	3,140,664.048	6.897%	12.989%
Thomas K. Whitford	21,045,813.675	46.218%	87.039%	3,133,920.659	6.882%	12.961%
Janet L. Yeomans	21,024,511.130	46.171%	86.951%	3,155,223.204	6.929%	13.049%
J. Richard Zecher	20,871,531.220	45.835%	86.318%	3,308,203.114	7.265%	13.682%

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Foundation Conservative Allocation Fund

Shares voted for	4,270,758.713
Percentage of outstanding shares	38.486%
Percentage of shares voted	75.731%
Shares voted against	403,345.002
Percentage of outstanding shares	3.635%
Percentage of shares voted	7.152%
Shares abstained	346,313.013
Percentage of outstanding shares	3.121%
Percentage of shares voted	6.141%
Broker non-votes	618,927.000

(continues)                                             147

Other Fund information

(Unaudited)

Delaware Foundation Funds®

Delaware Foundation® Moderate Allocation Fund

Shares voted for	11,701,632.427
Percentage of outstanding shares	45.040%
Percentage of shares voted	75.642%
Shares voted against	1,868,601.039
Percentage of outstanding shares	7.192%
Percentage of shares voted	12.079%
Shares abstained	456,871.416
Percentage of outstanding shares	1.759%
Percentage of shares voted	2.953%
Broker non-votes	1,442,613.000

Delaware Foundation Growth Allocation Fund

Shares voted for	2,957,921.828
Percentage of outstanding shares	34.971%
Percentage of shares voted	68.901%
Shares voted against	913,789.456
Percentage of outstanding shares	10.803%
Percentage of shares voted	21.285%
Shares abstained	72,023.022
Percentage of outstanding shares	0.852%
Percentage of shares voted	1.678%
Broker non-votes	349,288.000

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Foundation Conservative Allocation Fund

Shares voted for	4,143,858.303
Percentage of outstanding shares	37.343%
Percentage of shares voted	73.481%
Shares voted against	467,185.648
Percentage of outstanding shares	4.210%
Percentage of shares voted	8.284%
Shares abstained	409,372.777
Percentage of outstanding shares	3.689%
Percentage of shares voted	7.259%
Broker non-votes	618,927.000

Delaware Foundation Moderate Allocation Fund

Shares voted for	11,560,564.893
Percentage of outstanding shares	44.497%
Percentage of shares voted	74.730%
Shares voted against	1,991,377.450
Percentage of outstanding shares	7.665%
Percentage of shares voted	12.873%
Shares abstained	475,164.539
Percentage of outstanding shares	1.829%
Percentage of shares voted	3.072%
Broker non-votes	1,442,611.000

Delaware Foundation® Growth Allocation Fund

Shares voted for	2,905,327.585
Percentage of outstanding shares	34.349%
Percentage of shares voted	67.676%
Shares voted against	933,925.097
Percentage of outstanding shares	11.042%
Percentage of shares voted	21.754%
Shares abstained	104,481.624
Percentage of outstanding shares	1.235%
Percentage of shares voted	2.434%
Broker non-votes	349,288.000

4.(a) To revise provisions of the Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Foundation Funds

Shares voted for	17,776,464.067
Percentage of outstanding shares	39.038%
Percentage of shares voted	73.518%
Shares voted against	2,978,439.850
Percentage of outstanding shares	6.541%
Percentage of shares voted	12.318%
Shares abstained	812,397.417
Percentage of outstanding shares	1.784%
Percentage of shares voted	3.360%
Broker non-votes	2,612,433.000

4.(b) To revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group Foundation Funds

Shares voted for	17,640,387.036
Percentage of outstanding shares	38.740%
Percentage of shares voted	72.955%
Shares voted against	3,089,472.755
Percentage of outstanding shares	6.785%
Percentage of shares voted	12.777%
Shares abstained	837,440.543
Percentage of outstanding shares	1.839%
Percentage of shares voted	3.463%
Broker non-votes	2,612,434.000

(continues)                                             149

Other Fund information

(Unaudited)

Delaware Foundation Funds®

4.(c) To revise provisions of the Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Foundation Funds

Shares voted for	17,832,858.289
Percentage of outstanding shares	39.162%
Percentage of shares voted	73.751%
Shares voted against	3,002,450.459
Percentage of outstanding shares	6.594%
Percentage of shares voted	12.417%
Shares abstained	731,996.586
Percentage of outstanding shares	1.608%
Percentage of shares voted	3.027%
Broker non-votes	2,612,429.000

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Patrick P. Coyne[1,4] 2005 Market Street Philadelphia, PA 19103 April 1963	President, Chief Executive Officer, and Trustee	Trustee since August 16, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI)
		Chairman August 2006– February 2015			Director and Audit Committee Member Kaydon Corp. (2007–2013)
		President and Chief Executive Officer since August 1, 2006
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
		Chairman since March 1, 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 31, 2015	Chief Executive Officer, PrivateWealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present)	65	Director — Hershey Trust Company
			President Franklin & Marshall College (July 2002–July 2010)		Director, Audit Committee, and Governance Committee Member Community Health Systems
					Director — Drexel Morgan & Co.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments

(continues)                                             153

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000– May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor [4] 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

[4]	Messrs. Coyne and O’Connor have retired from their positions with the Funds effective as of the close of business on May 23, 2015.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Foundation Funds® shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments® Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Board of trustees

Patrick P. Coyne

President and

Chief Executive Officer

Delaware Investments Family of Funds Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Brookline, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

Affiliated officers

David F. Connor

Senior Vice President,

Deputy General Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Investments Family of Funds

Philadelphia, PA

David P. O’Connor

Executive Vice President, General Counsel,

and Chief Legal Officer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, PA

National distributor

Delaware Distributors, L.P. Philadelphia, PA

Shareholder servicing, dividend disbursing, and transfer agent Delaware Service Company, Inc.

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial institutions representatives only

800 362-7500

Website

delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

                                             155

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,684 for the fiscal year ended March 31, 2015. 2

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $124,605 for the fiscal year ended September 30, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.
2 On May 21, 2014, the registrant’s Board of Trustees/Directors approved a proposal to change the Fund’s fiscal year end from September 30 to March 31. This change was effective for the period ending March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,987 for the fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,530,526 and $5,653,375 for the registrant’s fiscal years ended March 31, 2015 and September 30, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® FOUNDATION FUNDS

/s/ ROGER A. EARLY
By:	Roger A. Early
Title:	Chief Executive Officer
Date:	June 5, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ ROGER A. EARLY
By:	Roger A. Early
Title:	Chief Executive Officer
Date:	June 5, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2015